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                                                                    Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:                                 :        JOINTLY ADMINISTERED
                                                CASE NO. 99-1244 (PJW)
LOEWEN GROUP INTERNATIONAL, INC.,      :
   A DELAWARE CORPORATION, ET AL.,     :        CHAPTER 11

                     DEBTORS.          :

                                       :

                                                THIRD AMENDED JOINT PLAN OF
                                                REORGANIZATION OF LOEWEN GROUP
                                                INTERNATIONAL, INC., ITS PARENT
                                                CORPORATION AND CERTAIN OF THEIR
                                                DEBTOR SUBSIDIARIES

                                                WILLIAM H. SUDELL, JR. (DE 463)
                                                ROBERT DEHNEY (DE 3578) MORRIS,
                                                NICHOLS, ARSHT & TUNNELL 1201
                                                North Market Street Wilmington,
                                                Delaware 19899-1347 (302)
                                                658-9200

                                                          - and -

                                                RICHARD M. CIERI (OH 0032464)
                                                MICHELLE M. MORGAN (OH 0064833)
                                                JONES, DAY, REAVIS & POGUE North
                                                Point 901 Lakeside Avenue
                                                Cleveland, Ohio 44114 (216)
                                                586-3939

                                                HENRY L. GOMPF (TX 08116400)
                                                GREGORY M. GORDON (TX 08435300)
                                                JONES, DAY, REAVIS & POGUE 2727
                                                North Harwood Dallas, Texas
                                                75201 (214) 220-3939


                                                ATTORNEYS FOR DEBTORS AND
                                                DEBTORS IN POSSESSION



June 29, 2001


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                                TABLE OF CONTENTS
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ARTICLE I DEFINED TERMS, RULES OF INTERPRETATION AND COMPUTATION OF TIME..........................................1
         A.       Defined Terms...................................................................................1
                  1.     "1994 Plan"..............................................................................1
                  2.     "Administrative Claim"...................................................................1
                  3.     "Administrative Trade Claim".............................................................1
                  4.     "Allowed Claim"..........................................................................1
                  5.     "Allowed . . . Claim"....................................................................2
                  6.     "Allowed Class . . . Interest"...........................................................2
                  7.     "Allowed Interest".......................................................................2
                  8.     "Available Cash Amount"..................................................................2
                  9.     "Ballot".................................................................................2
                  10.    "Bankruptcy Code"........................................................................2
                  11.    "Bankruptcy Court".......................................................................2
                  12.    "Bankruptcy Rules".......................................................................2
                  13.    "Bar Date"...............................................................................2
                  14.    "Bar Date Order".........................................................................2
                  15.    "Blackstone".............................................................................2
                  16.    "Blackstone Release".....................................................................3
                  17.    "Blackstone Settlement"..................................................................3
                  18.    "Blackstone Settlement Agreement"........................................................3
                  19.    "Blackstone Settlement Documents"........................................................3
                  20.    "BMO Letter of Credit Facility"..........................................................3
                  21.    "BMO Revolving Credit Facility"..........................................................3
                  22.    "Business Day"...........................................................................3
                  23.    "Canadian Court".........................................................................3
                  24.    "Cash Investment Yield"..................................................................3
                  25.    "Cash Management Order"..................................................................3
                  26.    "CCAA"...................................................................................3
                  27.    "CCAA Debtors"...........................................................................4
                  28.    "CCAA Debtor Restructuring Transactions".................................................4
                  29.    "CCAA Order".............................................................................4
                  30.    "Claim"..................................................................................4
                  31.    "Claims Objection Bar Date"..............................................................4
                  32.    "Class"..................................................................................4
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                  33.    "Collateralized Accommodation Claims"....................................................4
                  34.    "Confirmation"...........................................................................5
                  35.    "Confirmation Date"......................................................................5
                  36.    "Confirmation Hearing"...................................................................5
                  37.    "Confirmation Order".....................................................................5
                  38.    "Creditors' Committee"...................................................................5
                  39.    "CTA"....................................................................................5
                  40.    "CTA Issue"..............................................................................5
                  41.    "CTA Note Claim".........................................................................5
                  42.    "CTA Trustee"............................................................................5
                  43.    "Cure Amount Claim"......................................................................5
                  44.    "Cut-Off Date"...........................................................................5
                  45.    "Cut-Off Date Balance Sheet".............................................................5
                  46.    "Debtors"................................................................................5
                  47.    "Delco"..................................................................................5
                  48.    "DIP Financing Facility".................................................................5
                  49.    "DIP Lender".............................................................................5
                  50.    "Disbursing Agent".......................................................................6
                  51.    "Disclosure Statement"...................................................................6
                  52.    "Disposition Properties".................................................................6
                  53.    "Disputed Claim".........................................................................6
                  54.    "Disputed Insured Claim" and "Disputed Uninsured Claim"..................................6
                  55.    "Disputed Interest"......................................................................6
                  56.    "Distribution Record Date"...............................................................6
                  57.    "Division"...............................................................................6
                  58.    "Document Reviewing Centers".............................................................7
                  59.    "Effective Date".........................................................................7
                  60.    "Eligible Group III Proceeding"..........................................................7
                  61.    "Estate".................................................................................7
                  62.    "Equity Incentive Plan"..................................................................7
                  63.    "Excess Cash Distribution Amount"........................................................7
                  64.    "Exchange Act"...........................................................................7
                  65.    "Executory Contract and Unexpired Lease".................................................7
                  66.    "Exit Financing Facility Agent Bank".....................................................7
                  67.    "Exit Financing Revolving Credit Facility"...............................................7
                  68.    "Exit Financing Term Loan"...............................................................7
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                  69.    "Exit Financing Term Loan Closing".......................................................7
                  70.    "Face Amount"............................................................................7
                  71.    "Fee Claim"..............................................................................8
                  72.    "Fee Order"..............................................................................8
                  73.    "File," "Filed" or "Filing"..............................................................8
                  74.    "Final Order"............................................................................8
                  75.    "Group I CTA Note Claim".................................................................8
                  76.    "Group II CTA Note Claim"................................................................8
                  77.    "Group III CTA Note Claim"...............................................................8
                  78.    "Indenture Trustee"......................................................................8
                  79.    "Insured Claim"..........................................................................9
                  80.    "Intercompany Claim".....................................................................9
                  81.    "Interest"...............................................................................9
                  82.    "LGCLP"..................................................................................9
                  83.    "Liquidating Trust"......................................................................9
                  84.    "Liquidating Trust Agreement"............................................................9
                  85.    "Liquidating Trust Assets"...............................................................9
                  86.    "Liquidating Trust Trustee"..............................................................9
                  87.    "Loewen Companies".......................................................................9
                  88.    "Loewen Subsidiary Debtors"..............................................................9
                  89.    "MEIP Credit Facility"...................................................................9
                  90.    "MEIPs Debentures".......................................................................9
                  91.    "Michigan Cemetery Debtors"..............................................................9
                  92.    "Minimum Cash Distribution Amount".......................................................9
                  93.    "MIPS"...................................................................................9
                  94.    "MIPS Guarantee".........................................................................9
                  95.    "MIPS Junior Subordinated Debenture".....................................................9
                  96.    "MIPS Junior Subordinated Debenture Guarantee"..........................................10
                  97.    "Nafcanco"..............................................................................10
                  98.    "NAFTA".................................................................................10
                  99.    "NAFTA Arbitration Agreement"...........................................................10
                  100.   "NAFTA Claims"..........................................................................10
                  101.   "NAFTA Contingency Fee Agreement".......................................................10
                  102.   "NAFTA Net Proceeds"....................................................................10
                  103.   "National Securities Exchange"..........................................................10
                  104.   "Net Proceeds"..........................................................................10
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                  105.   "New Common Stock"......................................................................10
                  106.   "New Five-Year Secured Notes"...........................................................10
                  107.   "New Five-Year Secured Notes Indenture".................................................10
                  108.   "New Registration Rights Agreement".....................................................10
                  109.   "New Secured Debt Principal Amount".....................................................10
                  110.   "New Seven-Year Unsecured Notes"........................................................10
                  111.   "New Seven-Year Unsecured Notes Indenture"..............................................11
                  112.   "New Seven-Year Unsecured Notes Additional Principal Amount"............................11
                  113.   "New Seven-Year Unsecured Notes Principal Amount".......................................11
                  114.   "New Tax Sharing Agreement".............................................................11
                  115.   "New Two-Year Unsecured Notes"..........................................................11
                  116.   "New Two-Year Unsecured Notes Indenture"................................................11
                  117.   "New Unsecured Subordinated Convertible Notes"..........................................11
                  118.   "New Unsecured Subordinated Convertible Notes Indenture"................................11
                  119.   "New Unsecured Subordinated Convertible Notes Principal Amount".........................11
                  120.   "New Warrant Agreement".................................................................11
                  121.   "New Warrants"..........................................................................11
                  122.   "Non-Ownership Regulated Debtors".......................................................11
                  123.   "O'Keefe Notes".........................................................................11
                  124.   "O'Keefe Note Agreement"................................................................11
                  125.   "O'Keefe Note Claim"....................................................................11
                  126.   "O'Keefe Note Guaranties"...............................................................12
                  127.   "Old Stock of . . ." or " . . . Old Stock"..............................................12
                  128.   "Ordinary Course Professionals Order"...................................................12
                  129.   "PATS Notes"............................................................................12
                  130.   "Petition Date".........................................................................12
                  131.   "Plan"..................................................................................12
                  132.   "Pledgor"...............................................................................12
                  133.   "Prepetition Indenture".................................................................12
                  134.   "Prepetition Note Agreement"............................................................12
                  135.   "Prime".................................................................................12
                  136.   "Prime Put/Call Agreement"..............................................................12
                  137.   "Prime Succession Warrants".............................................................12
                  138.   "Principal CTA Creditors"...............................................................12
                  139.   "Priority Claim"........................................................................12
                  140.   "Priority Tax Claim"....................................................................12
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                  141.   "Professional"..........................................................................12
                  142.   "Pro Rata"..............................................................................13
                  143.   "Public Notes"..........................................................................13
                  144.   "Public Note Claims"....................................................................13
                  145.   "Quarterly Distribution Date"...........................................................13
                  146.   "Realized Asset Disposition Proceeds Amount"............................................13
                  147.   "Real Property Executory Contract and Unexpired Lease"..................................13
                  148.   "Recovery Actions"......................................................................13
                  149.   "Reinstated" or "Reinstatement".........................................................13
                  150.   "Reinvestment Transactions".............................................................14
                  151.   "Reorganization Case"...................................................................14
                  152.   "Reorganized . . .".....................................................................14
                  153.   "Reserved CTA Claims"...................................................................14
                  154.   "Reserved Shares".......................................................................14
                  155.   "Reserved Warrants".....................................................................14
                  156.   "Restructuring Transactions"............................................................14
                  157.   "Retained Claims".......................................................................14
                  158.   "RHI"...................................................................................14
                  159.   "Rose Hills"............................................................................14
                  160.   "Rose Hills Put/Call Agreement".........................................................14
                  161.   "Schedules".............................................................................15
                  162.   "Secondary Liability Claim".............................................................15
                  163.   "Secured Claim".........................................................................15
                  164.   "Securities Litigation".................................................................15
                  165.   "Series 1 Notes"........................................................................15
                  166.   "Series 2 Notes"........................................................................15
                  167.   "Series 3 Notes"........................................................................15
                  168.   "Series 4 Notes"........................................................................15
                  169.   "Series 5 Notes"........................................................................15
                  170.   "Series 6 Notes"........................................................................15
                  171.   "Series 7 Notes"........................................................................15
                  172.   "Series D Notes"........................................................................15
                  173.   "Series E Notes"........................................................................16
                  174.   "Stipulation of Amount and Nature of Claim".............................................16
                  175.   "Subsidiary Restructuring Transactions".................................................16
                  176.   "Tax"...................................................................................16
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                  177.   "Third Party Disbursing Agent"..........................................................16
                  178.   "TLGI Old Common Stock".................................................................16
                  179.   "TLGI Old Preferred Stock"..............................................................16
                  180.   "Tolling Parties".......................................................................16
                  181.   "Tort Claim"............................................................................16
                  182.   "Trade Claim"...........................................................................16
                  183.   "UBS Option Contract"...................................................................16
                  184.   "Uninsured Claim".......................................................................16
                  185.   "Unrealized Asset Disposition Proceeds Amount"..........................................16
                  186.   "Unresolved Michigan Cemetery Contracts"................................................17
                  187.   "Unsecured Claim".......................................................................17
                  188.   "Unsecured Claims Reserve"..............................................................17
                  189.   "U.S. GAAP".............................................................................17
                  190.   "Voting Deadline".......................................................................17
         B.       Rules of Interpretation and Computation of Time................................................17
                  1.     Rules of Interpretation.................................................................17
                  2.     Computation of Time.....................................................................17

ARTICLE II CLASSES OF CLAIMS AND INTERESTS.......................................................................17
         A.       Unimpaired Classes of Claims...................................................................18
                  1.     Class 1 (Unsecured Priority Claims).....................................................18
                  2.     Class 4 (Secured Claims Other than CTA Note Claims).....................................18
                  3.     Class 18 (Loewen Company Owned Old Stock in Non-Ownership Regulated Debtors)............18
                  4.     Class 21 (Other Equity Interests).......................................................18
         B.       Impaired Classes of Claims and Interests.......................................................18
                  1.     Class 2 (Loewen Subsidiary Debtor Convenience Claims)...................................18
                  2.     Class 3 (TLGI and LGII Convenience Claims)..............................................18
                  3.     Class 5 (Group I CTA Note Claims).......................................................18
                  4.     Class 6 (Group II CTA Note Claims)......................................................18
                  5.     Class 7 (Group III CTA Note Claims).....................................................18
                  6.     Class 8 (O'Keefe Note Claims)...........................................................18
                  7.     Class 9 (MIPS Debenture Claims).........................................................18
                  8.     Class 10 (Intercompany Claims)..........................................................18
                  9.     Class 11 (Unsecured Nonpriority Claims).................................................18
                  10.    Class 12 (MIPS Securities Litigation Claims)............................................19
                  11.    Class 13 (Other Securities Litigation Claims)...........................................19
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                  12.    Class 14 (TLGI Old Preferred Stock).....................................................19
                  13.    Class 15 (TLGI Old Common Stock)........................................................19
                  14.    Class 16 (LGII Old Stock)...............................................................19
                  15.    Class 17 (Third Party Owned Old Stock of Non-Ownership Regulated Debtors)...............19
                  16.    Class 19 (Loewen Group Capital, L.P. MIPS Partnership Interests)........................19
                  17.    Class 20 (Other Loewen Group Capital, L.P. Partnership Interests).......................19

ARTICLE III TREATMENT OF CLAIMS AND INTERESTS....................................................................19
         A.       Unclassified Claims............................................................................19
                  1.     Payment of Administrative Claims........................................................19
                  2.     Payment of Priority Tax Claims..........................................................21
         B.       Unimpaired Classes of Claims...................................................................21
                  1.     Class 1 (Unsecured Priority Claims).....................................................21
                  2.     Class 4 (Secured Claims Other than CTA Note Claims).....................................21
                  3.     Class 18 (Loewen Company Owned Old Stock in Non-Ownership Regulated Debtors)............22
                  4.     Class 21 (Other Equity Interests).......................................................22
         C.       Impaired Classes of Claims and Interests.......................................................22
                  1.     Class 2 (Loewen Subsidiary Debtor Convenience Claims)...................................22
                  2.     Class 3 (TLGI and LGII Convenience Claims)..............................................22
                  3.     Class 5 (Group I CTA Note Claims).......................................................22
                  4.     Class 6 (Group II CTA Note Claims)......................................................22
                  5.     Class 7 (Group III CTA Note Claims).....................................................23
                  6.     Class 8 (O'Keefe Note Claims)...........................................................23
                  7.     Class 9 (MIPS Debenture Claims).........................................................23
                  8.     Class 10 (Intercompany Claims)..........................................................23
                  9.     Class 11 (Unsecured Nonpriority Claims).................................................23
                  10.    Class 12 (MIPS Securities Litigation Claims)............................................24
                  11.    Class 13 (Other Securities Litigation Claims)...........................................24
                  12.    Class 14 (TLGI Old Preferred Stock).....................................................24
                  13.    Class 15 (TLGI Old Common Stock)........................................................24
                  14.    Class 16 (LGII Old Stock)...............................................................24
                  15.    Class 17 (Third Party Owned Old Stock in Non-Ownership Regulated Debtors)...............24
                  16.    Class 19 (Loewen Group Capital, L.P. MIPS Partnership Interests)........................24
                  17.    Class 20 (Other Loewen Group Capital, L.P. Partnership Interests).......................25
         D.       Special Provisions Regarding the Treatment of Allowed Secondary Liability Claims;
                  Maximum Recovery...............................................................................25
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         E.       Special Provisions Regarding Indenture Trustees' Claims........................................25
         F.       Special Provisions Regarding Certain Fee and Expense Claims....................................26
         G.       Special Provision Regarding Claims Under the Rose Hills Put/Call Agreement.....................26
         H.       Creation of Liquidating Trust..................................................................26
                  1.     The Liquidating Trust Trustee...........................................................27
                  2.     Distribution of the Assets of the Liquidating Trust.....................................27
         I.       CTA Issue Litigation...........................................................................27

ARTICLE IV MEANS FOR IMPLEMENTATION OF THE PLAN..................................................................27
         A.       Continued Corporate Existence and Vesting of Assets in the Reorganized Debtors.................27
         B.       Restructuring Transactions.....................................................................28
                  1.     Subsidiary Restructuring Transactions...................................................28
                  2.     Reinvestment Transactions...............................................................28
                  3.     Obligations of Any Successor Corporation in a Restructuring Transaction.................28
                  4.     Dissolution of LGCLP....................................................................29
         C.       Corporate Governance, Directors and Officers, Employment-Related Agreements and
                  Compensation Programs..........................................................................29
                  1.     Certificates of Incorporation and Bylaws................................................29
                  2.     Directors and Officers of the Reorganized Debtors.......................................29
                  3.     New Employment, Retirement, Indemnification and Other Related Agreements and
                           Incentive Compensation Programs.......................................................29
                  4.     Corporate Action........................................................................30
         D.       Exit Financing Revolving Credit Facility and Exit Financing Term Loan; Obtaining Cash
                  for Plan Distributions:  Transfers of Funds Among the Debtors..................................30
         E.       Implementation of the Blackstone Settlement....................................................30
         F.       Preservation of Rights of Action; Releases.....................................................31
                  1.     Preservation of Rights of Action by the Debtors and the Reorganized Debtors.............31
                  2.     General Releases........................................................................31
                  3.     Releases Related to the CTA; Limited Indemnity of Indenture Trustee.....................31
                  4.     Releases in Connection with the Blackstone Settlement...................................32
                  5.     1994 Plan Release.......................................................................32
                  6.     Reservation of Certain Third-Party CTA Claims...........................................32
         G.       Continuation of Certain Employee Benefit Plans.................................................33
         H.       Limitations on Amounts To Be Distributed to Holders of Allowed Insured Claims..................33
         I.       Cancellation and Surrender of Instruments, Securities and Other Documentation..................33
         J.       New Registration Rights Agreement..............................................................33
         K.       New Warrant Agreement..........................................................................34
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         L.       New Tax Sharing Agreement......................................................................34
         M.       Release of Liens...............................................................................34
         N.       Effectuating Documents; Further Transactions; Exemption from Certain Transfer Taxes............34

ARTICLE V TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES..................................................34
         A.       Executory Contracts and Unexpired Leases To Be Assumed or Assumed and Assigned.................34
                  1.     Assumption and Assignment Generally.....................................................34
                  2.     Assumptions and Assignments of Real Property Executory Contracts and Unexpired
                           Leases................................................................................35
                  3.     Assignments Related to the Restructuring Transactions...................................35
                  4.     Approval of Assumptions and Assignments.................................................35
         B.       Payments Related to the Assumption of Executory Contracts and Unexpired Leases.................35
         C.       Executory Contracts and Unexpired Leases To Be Rejected........................................36
         D.       Bar Date for Rejection Damages.................................................................36
         E.       Obligations to Indemnify Directors, Officers and Employees.....................................36
         F.       Contracts and Leases Entered into After the Petition Date......................................37
         G.       NAFTA Contingency Fee Agreement and NAFTA Arbitration Agreement................................37

ARTICLE VI PROVISIONS GOVERNING DISTRIBUTIONS....................................................................37
         A.       Distributions for Claims Allowed as of the Effective Date......................................37
                  1.     Distributions To Be Made on the Effective Date..........................................37
                  2.     Distributions on the Effective Date in Respect of Class 11 Unsecured Nonpriority
                           Claims................................................................................37
         B.       Method of Distributions to Holders of Claims...................................................38
         C.       Compensation and Reimbursement for Services Related to Distributions...........................38
         D.       Provisions Governing the Unsecured Claims Reserve..............................................38
                  1.     Funding of the Unsecured Claims Reserve.................................................38
                  2.     Property Held in Unsecured Claims Reserve...............................................38
         E.       Delivery of Distributions and Undeliverable or Unclaimed Distributions.........................39
                  1.     Delivery of Distributions...............................................................39
                  2.     Undeliverable Distributions Held by Disbursing Agents...................................39
         F.       Distribution Record Date.......................................................................40
         G.       Means of Cash Payments.........................................................................40
         H.       Timing and Calculation of Amounts To Be Distributed............................................41
                  1.     Allowed Claims in Classes Other than Class 11...........................................41
                  2.     Allowed Claims in Class 11..............................................................41
                  3.     Distributions of New Equity.............................................................41
                  4.     De Minimis Distributions................................................................42
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                  5.     Compliance with Tax Requirements........................................................42
         I.       Setoffs........................................................................................42
         J.       Surrender of Canceled Instruments or Securities................................................42
                  1.     Tender of Public Notes..................................................................43
                  2.     Lost, Stolen, Mutilated or Destroyed Notes..............................................43
                  3.     Failure to Surrender Public Notes.......................................................43
                  4.     Other Notes.............................................................................43

ARTICLE VII PROCEDURES FOR RESOLVING DISPUTED CLAIMS.............................................................43
         A.       Prosecution of Objections to Claims............................................................43
                  1.     Objections to Claims....................................................................43
                  2.     Authority to Prosecute Objections.......................................................44
         B.       Treatment of Disputed Claims...................................................................44
         C.       Distributions on Account of Disputed Claims Once Allowed.......................................44
         D.       Tax Requirements for Income Generated by Unsecured Claims Reserve..............................44

ARTICLE VIII SUBSTANTIVE CONSOLIDATION OF THE DEBTORS............................................................44

ARTICLE IX CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF THE PLAN.....................................45
         A.       Conditions to Confirmation.....................................................................45
         B.       Conditions to the Effective Date...............................................................45
         C.       Waiver of Conditions to Confirmation or the Effective Date.....................................46
         D.       Effect of Nonoccurrence of Conditions to the Effective Date....................................46

ARTICLE X CRAMDOWN...............................................................................................46

ARTICLE XI DISCHARGE, TERMINATION, INJUNCTION AND SUBORDINATION RIGHTS...........................................47
         A.       Discharge of Claims and Termination of Interests...............................................47
         B.       Injunctions....................................................................................47
         C.       Termination of Subordination Rights and Settlement of Related Claims and Controversies.........48

ARTICLE XII RETENTION OF JURISDICTION............................................................................48

ARTICLE XIII MISCELLANEOUS PROVISIONS............................................................................49
         A.       Dissolution of the Creditors' Committee........................................................49
         B.       Limitation of Liability........................................................................50
         C.       Modification of the Plan.......................................................................50
         D.       Revocation of the Plan.........................................................................50
         E.       Severability of Plan Provisions................................................................50
         F.       Successors and Assigns.........................................................................50
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         G.       Service of Certain Plan Exhibits and Disclosure Statement Exhibits.............................50
         H.       Service of Documents...........................................................................51
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                              TABLE OF EXHIBITS(1)

  Exhibit I.A.18           Blackstone Settlement Agreement

  Exhibit I.A.27           List of CCAA Debtors

  Exhibit I.A.28           Outline of CCAA Debtor Restructuring Transactions

  Exhibit I.A.29           NAFTA Claim assignment provisions

  Exhibit I.A.46 TLGI, LGII and Loewen Subsidiary Debtors, including the applicable Division to which each has been assigned for purposes of Class 11 of the Plan, an identification of Pledgors and an identification of Non-Ownership Regulated Debtors for purposes of Class 17 of the Plan

  Exhibit I.A.67           Terms of Exit Financing Revolving Credit Facility(2)

  Exhibit I.A.87 Loewen Companies other than TLGI, LGII, Loewen Subsidiary Debtors, CCAA Debtors and Michigan Cemetery Debtors

  Exhibit I.A.91           Michigan Cemetery Debtors

  Exhibit I.A.107          New Five-Year Secured Notes Indenture(2)

  Exhibit I.A.111          New Seven-Year Unsecured Notes Indenture(2)

  Exhibit I.A.116          New Two-Year Unsecured Notes Indenture(2)

  Exhibit I.A.118          New Unsecured Subordinated Convertible Notes
                           Indenture(2)

  Exhibit III.B.2          Certain Agreements

  Exhibit III.C            Allowed CTA Note Claims(3)

  Exhibit III.H            Liquidating Trust Agreement

  Exhibit IV.B.1           Summary Outlines of Subsidiary Restructuring
                           Transactions

  Exhibit IV.C.1.a(i)      Certificate of Incorporation of Reorganized LGII

  Exhibit IV.C.1.a(ii)     Bylaws of Reorganized LGII

  Exhibit IV.C.1.b(i)      Certificates of Incorporation of each Reorganized
                           Loewen Subsidiary Debtor

  Exhibit IV.C.1.b(ii)     Form of Bylaws of each Reorganized Loewen Subsidiary
                           Debtor

  Exhibit IV.C.2 Initial Directors and Officers of each of the Reorganized Debtors(2)

  Exhibit IV.C.3 List of employment and other agreements and plans that are in effect or will take effect as of the Effective Date; Initial Grants under Equity Incentive Plan

  Exhibit IV.F.1           Certain Retained Claims

  Exhibit IV.J             New Registration Rights Agreement

--------
(1) Except as otherwise indicated, all Exhibits will be available for review during regular business hours at the Document Reviewing Centers. The Debtors reserve the right to modify, amend, supplement, restate or withdraw any of the Exhibits after they are Filed. The Debtors will File all modified, amended, supplemented or restated Exhibits as promptly as possible and will make such Exhibits available for review at the Document Reviewing Centers.

  Exhibit IV.K             New Warrant Agreement

  Exhibit IV.L             New Tax Sharing Agreement(2)

  Exhibit V.A.1 Nonexclusive Schedule of Executory Contracts and Unexpired Leases To Be Assumed or Assumed and Assigned(2)

  Exhibit V.A.3 Nonexclusive Schedule of Executory Contracts and Unexpired Leases To Be Assumed or Assumed and Assigned in Connection with the Restructuring Transactions(2)

  Exhibit V.C Schedule of Executory Contracts and Unexpired Leases To Be Rejected(2)

  Exhibit IX.B.8           Dismissed Actions


------------
(2) To be Filed and available for review at the Document Reviewing Centers no later than ten days before the deadline to object to Confirmation of the Plan.

(3) To be Filed and available for review at the Document Reviewing Centers no later than August 7, 2001.

                                  INTRODUCTION

                  Loewen Group International, Inc. ("LGII"), its parent corporation, The Loewen Group Inc. ("TLGI"), and the other above-captioned debtors and debtors in possession other than the Michigan Cemetery Debtors as defined below (collectively, the "Debtors") propose the following third amended joint plan of reorganization (the "Plan") for the resolution of the outstanding claims against and equity interests in the Debtors. The Debtors are proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code. Reference is made to the Debtors' Disclosure Statement, Filed contemporaneously with the Plan, for a discussion of the history, businesses, results of operations, historical financial information, projections and properties of the Debtors, and for a summary and analysis of the Plan. There also are other agreements and documents, which are or will be Filed with the Bankruptcy Court, that are referenced in the Plan or the Disclosure Statement and that will be available for review.

                                   ARTICLE I

                     DEFINED TERMS, RULES OF INTERPRETATION
                             AND COMPUTATION OF TIME

A.       DEFINED TERMS

                  As used in the Plan, capitalized terms have the meanings set forth below. Any term that is not otherwise defined herein, but that is used in the Bankruptcy Code or the Bankruptcy Rules, will have the meaning given to that term in the Bankruptcy Code or the Bankruptcy Rules, as applicable.

         1. "1994 PLAN" means the 1994 Management Equity Investment Plan of TLGI, as amended or modified.

         2. "ADMINISTRATIVE CLAIM" means a Claim (other than a Substantial Contribution Claim) for costs and expenses of administration allowed under section 503(b), 507(b) or 1114(e)(2) of the Bankruptcy Code, including: (a) the actual and necessary costs and expenses incurred after the Petition Date of preserving the respective Estates and operating the businesses of the Debtors (such as wages, salaries, commissions for services and payments for inventories, leased equipment and premises), including Claims under the DIP Financing Facility and the Blackstone Settlement Agreement; (b) compensation for legal, financial advisory, accounting and other services and reimbursement of expenses awarded or allowed under section 330(a) or 331 of the Bankruptcy Code, including Fee Claims; (c) all fees and charges assessed against the Estates under chapter 123 of title 28, United States Code, 28 U.S.C. ss.ss. 1911-1930; (d) Claims for reclamation allowed in accordance with section 546(c)(2) of the Bankruptcy Code and section 2-702 of the Uniform Commercial Code; and (e) all Intercompany Claims accorded priority pursuant to section 364(c)(1) of the Bankruptcy Code or the Cash Management Order.

         3. "ADMINISTRATIVE TRADE CLAIM" means an Administrative Claim arising from or with respect to the sale of goods or rendition of services on or after the Petition Date in the ordinary course of the applicable Debtor's business, including Administrative Claims of employees for ordinary course wages, expense reimbursement and health and welfare benefits.

         4. "ALLOWED CLAIM" means:

                  a. a Claim that: (i) has been listed by a particular Debtor on its Schedules as other than disputed, contingent or unliquidated; and
         (ii) is not otherwise a Disputed Claim;

                  b. a Claim (i) for which a proof of Claim or request for payment of Administrative Claim has been Filed by the applicable Bar Date or otherwise been deemed timely Filed under applicable law; and
         (ii) that is not otherwise a Disputed Claim; or

                  c. a Claim that is allowed: (i) in any Stipulation of Amount and Nature of Claim executed by the applicable Reorganized Debtor and Claim holder on or after the Effective Date; (ii) in any contract, instrument or other agreement entered into in connection with the Plan and, if prior to the Effective Date, approved by the Bankruptcy Court;
         (iii) in a Final Order; or (iv) pursuant to the terms of the Plan.

         5. "ALLOWED . . . CLAIM" means an Allowed Claim in the particular Class or category specified. Any reference herein to a particular Allowed Claim includes both the secured and unsecured portions of such Claim.

         6. "ALLOWED CLASS . . . INTEREST" means an Allowed Interest in the particular Class described.

         7. "ALLOWED INTEREST" means an Interest: (a) that is registered as of the Distribution Record Date in a stock or equity interest register that is maintained by or on behalf of the applicable Debtor and (b)(i) is not a Disputed Interest or (ii) has been allowed by a Final Order.

         8. "AVAILABLE CASH AMOUNT" means an amount equal to: (a) the amount of "cash" reflected on the Cut-Off Date Balance Sheet (which term will include cash equivalents); less (b) the sum of (i) the amount of any Net Proceeds received by the Debtors on or prior to the Cut-Off Date in respect of the sale of Disposition Properties, (ii) any amounts reflected as "cash" on the Cut-Off Date Balance Sheet that are required to be kept on hand or on deposit with any third person (including any financial institution) pursuant to any contract or agreement or any law, statute, governmental regulation (including any insurance regulation) or judicial or administrative order or decree, (iii) the estimated amount of Administrative Claims, including the amounts required to be paid or set aside under Section III.E and Section III.F, payable in cash, financing fees and other reorganization expenses as of the Effective Date, (iv) the estimated aggregate amount of Claims in Classes 1, 2 and 3 as of the Effective Date, (v) the estimated amount of Claims in Class 4 as to which a Debtor has elected Option A treatment as provided in Section III.B.2 as of the Effective Date and the estimated amount of any cash payments required to be made under section 1124(2) of the Bankruptcy Code in respect of Claims in Class 4 as to which a Debtor has elected or is deemed to have elected Option B treatment as provided in Section III.B.2 as of the Effective Date, (vi) the amount payable to the Liquidating Trust Trustee on the Effective Date pursuant to Section 3.1 of the Liquidating Trust Agreement, (vii) any amount set aside pursuant to Section III.I and (viii) the estimated amount of Cure Amount Claims payable in cash as of the Effective Date, all as determined by the Debtors.

         9. "BALLOT" means the form or forms distributed to each holder of an impaired Claim entitled to vote on the Plan on which the holder indicates acceptance or rejection of the Plan or, in the case of a holder of an Unsecured Claim in Class 11, whether such holder elects to have such Unsecured Claim treated in Class 2 or Class 3, as applicable, rather than Class 11, in accordance with Section II.B.1 or II.B.2. With respect to any Ballot on which a holder elects to have an Unsecured Claim treated in Class 2 or Class 3, for voting purposes under the Plan that Ballot will be treated as being voted in Class 2 or Class 3, as the case may be.

         10. "BANKRUPTCY CODE" means title 11 of the United States Code, 11 U.S.C.ss.ss.101-1330, as now in effect or hereafter amended.

         11. "BANKRUPTCY COURT" means the United States District Court having jurisdiction over the Reorganization Cases and, to the extent of any reference made pursuant to 28 U.S.C. ss. 157, the bankruptcy unit of such District Court.

         12. "BANKRUPTCY RULES" means, collectively, the Federal Rules of Bankruptcy Procedure and the local rules of the Bankruptcy Court, as now in effect or hereafter amended.

         13. "BAR DATE" means the applicable bar date by which a proof of Claim must be or must have been Filed, as established by an order of the Bankruptcy Court, including the Bar Date Order and the Confirmation Order.

         14. "BAR DATE ORDER" means an order of the Bankruptcy Court establishing Bar Dates for Filing proofs of Claims in the Reorganization Cases, as the same may be amended, modified or supplemented.

         15. "BLACKSTONE" means, as appropriate, Blackstone Capital Partners II Merchant Banking Fund L.P., Blackstone Rose Hills Offshore Capital Partners L.P., Blackstone Family Investment Partnership, L.P. and/or Blackstone Offshore Capital Partners II L.P.

         16. "BLACKSTONE RELEASE" means a mutual release pursuant to which the parties to the Blackstone Settlement Agreement will each, as of the Effective Date, forever release, waive and discharge the other and affiliates thereof from any and all claims, demands, rights, causes of action and controversies arising from or relating to the Prime Put/Call Agreement (including the rejection thereof), the Rose Hills Put/Call Agreement or otherwise relating to or involving Prime or Rose Hills, except as provided in the Blackstone Settlement Agreement.

         17. "BLACKSTONE SETTLEMENT" means the settlement and resolution among TLGI, LGII, Roses Delaware, Inc., Blackstone and RHI of all claims, issues and disputes between such parties relating to or involving Prime, Rose Hills or the Reorganization Cases as contemplated by the Blackstone Settlement Agreement.

         18. "BLACKSTONE SETTLEMENT AGREEMENT" means an agreement among TLGI, LGII, Roses Delaware, Inc., Blackstone and RHI, substantially in the form of
Exhibit I.A.18, pursuant to which on the Effective Date: (a) the parties thereto will grant the Blackstone Release; (b) Reorganized LGII will assume the Rose Hills Put/Call Agreement as amended and modified as provided therein; and (c) the Rose Hills Put/Call Agreement will be amended and modified to provide that
(i) the put thereunder will automatically be exercised, (ii) in full satisfaction of all the Debtor's obligations under the Rose Hills Put/Call Agreement, Reorganized LGII will deliver to Blackstone and RHI the New Unsecured Subordinated Convertible Notes and New Common Stock as provided in Section III.G, (iii) in full satisfaction of all obligations of Blackstone and RHI under the Rose Hills Put/Call Agreement, Blackstone and RHI will convey to Reorganized LGII all common stock of Rose Hills owned by them, free and clear of all liens, and (iv) upon the closing of such transaction, the Rose Hills Put/Call Agreement will terminate and be of no further force or effect.

         19. "BLACKSTONE SETTLEMENT DOCUMENTS" means any and all agreements, documents and instruments (including the Blackstone Settlement Agreement) necessary or appropriate to document, effectuate and consummate the Blackstone Settlement, each in form and substance acceptable to the parties thereto.

         20. "BMO LETTER OF CREDIT FACILITY" means the Letter of Credit Facility, dated as of July 16, 1996, by and between Bank of Montreal and LGII, together with the guaranty thereof by TLGI.

         21. "BMO REVOLVING CREDIT FACILITY" means the Second Amended and Restated Credit Agreement, dated as of March 27, 1998, as amended or modified, between LGII, as borrower, TLGI, as guarantor, the lenders named therein, as lenders, and Bank of Montreal, as L/C Issuer, swing line lender and administrative and syndication agent.

         22. "BUSINESS DAY" means any day, other than a Saturday, Sunday or "legal holiday" (as defined in Bankruptcy Rule 9006(a)).

         23. "CANADIAN COURT" means the Ontario Superior Court of Justice having jurisdiction in respect of TLGI and the CCAA Debtors under the CCAA.

         24. "CASH INVESTMENT YIELD" means the net yield earned by the applicable Disbursing Agent from the investment of cash held pending distribution pursuant to the Plan (including any dividends and other distributions on account of New Common Stock), which investment will be in a manner consistent with the Reorganized Debtors' investment and deposit guidelines.

25. "CASH MANAGEMENT ORDER" means the "Order: (A) Approving Centralized Cash Management Systems, Entry into Letter Agreement with Wachovia Bank, N.A., Certain Intercompany Transactions with Nondebtor Affiliates, Use of Existing Bank Accounts and Business Forms and Current Investment and Deposit Guidelines; and (B) According Superiority Status to All Postpetition Intercompany Claims" entered by the Bankruptcy Court on June 1, 1999, as amended June 11, 1999.

         26. "CCAA" means the Companies' Creditors Arrangement Act, R.S.C. 1985,
c. C-36, as amended, of Canada.

         27. "CCAA DEBTORS" means those companies subject to the proceedings under the CCAA before the Canadian Court (Court File No. 99-CL-3384) and identified on Exhibit I.A.27.

         28. "CCAA DEBTOR RESTRUCTURING TRANSACTIONS" means those restructuring transactions involving the CCAA Debtors as described in Exhibit I.A.28.

         29. "CCAA ORDER" means one or more orders of the Canadian Court providing that:

                  a. a plan of arrangement pursuant to the terms of the Business Corporations Act (Ontario) to effect the CCAA Debtor Restructuring Transactions is approved;

                  b. in consideration for LGII making the distributions to TLGI's creditors set out in article III hereof, TLGI will assign, transfer and deliver (or, in the case of NAFTA Claims arising under article 1117 of NAFTA, will cause Delco to assign, transfer and deliver), free and clear of all liens, claims and encumbrances, including all Claims:

                           i. to LGII, all of TLGI's right, title and interest
                  to and under all rights, properties and assets of every kind, character and description, wherever located and whether tangible or intangible, real or personal or fixed or contingent then owned, held, used, licensed, conceived, developed or offered for sale with a license by TLGI in connection with or otherwise arising out of the conduct of its business other than (A) its rights in the NAFTA Claims and (B) its membership interests in Delco and

                           ii. to Nafcanco, all right, title and interest in and
                  to all proceeds of the NAFTA Claims arising under article 1116 of NAFTA; and to LGII all right, title and interest in and to all proceeds of the NAFTA Claims arising under article 1117 of NAFTA; and in respect thereof, TLGI will irrevocably delegate to Nafcanco all powers and responsibilities of TLGI in respect of the pursuit and prosecution of the NAFTA Claims; all in accordance with the terms of Exhibit I.A.29;

         such consideration having a value equal to the fair market value of such rights, properties and assets, all without the need for any further action by TLGI's directors or shareholders, but subject to such other terms and conditions as may be imposed by the Canadian Court;

                  c. on the Effective Date none of the holders of a CTA Note Claim will have any further claim against the CCAA Debtors; and

                  d. recognition is given by the Canadian Court to the Bankruptcy Court's order approving the settlement of the CTA Issue and related issues in respect to the CTA as well as the injunctions and releases set forth in the Confirmation Order and the provisions of such orders will have like effect in Canada.

         30. "CLAIM" means a "claim," as defined in section 101(5) of the Bankruptcy Code, against any Debtor.

         31. "CLAIMS OBJECTION BAR DATE" means, for all Claims, other than those Claims allowed in accordance with Section I.A.4.c, the latest of: (a) 150 days after the Effective Date; (b) 90 days after the Filing of a proof of Claim for such Claim; (c) 60 days after the conclusion of an arbitration, mediation or other alternative dispute resolution process in respect to a Claim as to which no objection was Filed prior to the commencement of such process; and (d) such other period of limitation as may be specifically fixed by the Plan, the Confirmation Order, the Bankruptcy Rules or a Final Order for objecting to such Claim.

         32. "CLASS" means a class of Claims or Interests, as described in
Article II.

         33. "COLLATERALIZED ACCOMMODATION CLAIMS" means, with respect to any transaction in which the obligation of a Debtor has been secured by property of one or more other Debtors, (a) the Unsecured Claims against the Debtor that is the primary obligor in respect of such obligation and (b) the Secured Claims against the other Debtor or Debtors that have granted an interest in collateral to secure such obligation.

         34. "CONFIRMATION" means the entry of the Confirmation Order on the docket of the Bankruptcy Court.

         35. "CONFIRMATION DATE" means the date on which the Bankruptcy Court enters the Confirmation Order on its docket, within the meaning of Bankruptcy Rules 5003 and 9021.

         36. "CONFIRMATION HEARING" means the hearing held by the Bankruptcy Court on Confirmation of the Plan, as such hearing may be continued from time to time.

         37. "CONFIRMATION ORDER" means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

         38. "CREDITORS' COMMITTEE" means the official committee of unsecured creditors of the Debtors appointed by the United States Trustee in the Reorganization Cases pursuant to section 1102 of the Bankruptcy Code.

         39. "CTA" means the Collateral Trust Agreement, dated as of May 15, 1996, among the CTA Trustee, TLGI, LGII and the Pledgors, as amended or modified.

         40. "CTA ISSUE" means the absence of Additional Secured Indebtedness Registration Statements (as defined in the CTA) in the CTA Trustee's files.

         41. "CTA NOTE CLAIM" means a Group I CTA Note Claim, a Group II CTA Note Claim or a Group III CTA Note Claim, as applicable.

         42. "CTA TRUSTEE" means Bankers Trust Company, as trustee under the
CTA.

         43. "CURE AMOUNT CLAIM" means a Claim based upon a Debtor's defaults pursuant to an Executory Contract or Unexpired Lease at the time such contract or lease is assumed by that Debtor under section 365 of the Bankruptcy Code.

         44. "CUT-OFF DATE" means the close of business on the last day of the month immediately preceding the month during which the Effective Date occurs.

         45. "CUT-OFF DATE BALANCE SHEET" means the consolidated balance sheet of TLGI as of the Cut-Off Date prepared in accordance with U.S. GAAP.

         46. "DEBTORS" means, collectively, TLGI, LGII and the debtors and debtors in possession identified in Exhibit I.A.46.

         47. "DELCO" means a Delaware limited liability company formed as a wholly owned subsidiary of LGII.

         48. "DIP FINANCING FACILITY" means, collectively: (a) the Debtor-in-Possession Credit Agreement, dated as of May 24, 2000, as it may be subsequently amended and modified, among the Debtors, those entities identified therein as "Lenders" and their respective successors and assigns and First Union National Bank (as agent bank); (b) all amendments thereto and extensions thereof; and (c) all security agreements and instruments related to the documents identified in (a) and (b).

         49. "DIP LENDER" means, collectively: (a) those entities identified as "Lenders" in the DIP Financing Facility and their respective successors and assigns and (b) First Union National Bank (as agent bank).

         50. "DISBURSING AGENT" means Reorganized LGII, in its capacity as a disbursing agent pursuant to Section VI.B, or any Third Party Disbursing Agent.

         51. "DISCLOSURE STATEMENT" means the disclosure statement (including all exhibits and schedules thereto or referenced therein) that relates to the Plan, as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code, as the same may be amended, modified or supplemented.

         52. "DISPOSITION PROPERTIES" means, collectively: (a) Security Industrial Insurance Company; (b) the properties of the Debtors described in paragraph 11 of the Bankruptcy Court's "Order (A) Approving Global Bid Procedures Program and (B) Authorizing Debtors to Grant Pre-Approved Bid Protections to Prospective Purchasers" dated January 21, 2000; (c) the properties of the Debtors described in paragraph 3 of the Bankruptcy Court's "Order Establishing Procedures for Transactions Involving Certain Miscellaneous Assets" dated August 25, 1999; and (d) any other assets of the Debtors designated by the Debtors as "Disposition Properties" on or prior to the Effective Date.

         53. "DISPUTED CLAIM" means:

                  a. if no proof of Claim has been Filed by the applicable Bar Date or has otherwise been deemed timely Filed under applicable law:
         (i) a Claim that is listed on a Debtor's Schedules as other than disputed, contingent or unliquidated, but as to which the applicable Debtor, Reorganized Debtor or, prior to the Confirmation Date, any other party in interest, has Filed an objection by the Claims Objection Bar Date and such objection has not been withdrawn or denied by a Final Order; or (ii) a Claim that is listed on a Debtor's Schedules as disputed, contingent or unliquidated;

                  b. if a proof of Claim or request for payment of an Administrative Claim has been Filed by the Bar Date or has otherwise been deemed timely Filed under applicable law: (i) a Claim for which no corresponding Claim is listed on a Debtor's Schedules; (ii) a Claim for which a corresponding Claim is listed on a Debtor's Schedules as other than disputed, contingent or unliquidated, but the nature or amount of the Claim as asserted in the proof of Claim varies from the nature and amount of such Claim as it is listed on the Schedules; (iii) a Claim for which a corresponding Claim is listed on a Debtor's Schedules as disputed, contingent or unliquidated; (iv) a Claim for which an objection has been Filed by the applicable Debtor, Reorganized Debtor or, prior to the Confirmation Date, any other party in interest, by the Claims Objection Bar Date, and such objection has not been withdrawn or denied by a Final Order; or (v) a Tort Claim;

                  c. a Claim for damages in respect of an Executory Contract or Unexpired Lease that has been rejected or is anticipated to be rejected under section 365 of the Bankruptcy Code and as to which the applicable Bar Date has not occurred and such Claim is not otherwise an Allowed Claim; or

                  d. a Claim if the holder of such Claim is subject to a Retained Claim listed on Exhibit IV.F.1 and such Retained Claim has not been resolved pursuant to a Final Order.

         54. "DISPUTED INSURED CLAIM" AND "DISPUTED UNINSURED CLAIM" mean, respectively, an Insured Claim or an Uninsured Claim that is also a Disputed Claim.

         55. "DISPUTED INTEREST" means an Interest as to which: (a) an objection
(i) has been timely Filed under applicable law and (ii) has not been withdrawn on or before any date fixed by the Plan or by order of the Bankruptcy Court for Filing such objections; and (b) such objection has not been denied by a Final Order.

         56. "DISTRIBUTION RECORD DATE" means the Confirmation Date.

         57. "DIVISION" means a subclass of Claims in Class 11 based upon the classification of the Debtors as set forth on Exhibit I.A.46.

         58. "DOCUMENT REVIEWING CENTERS" means, collectively: (a) the offices of Jones, Day, Reavis & Pogue located at (i) North Point, 901 Lakeside Avenue, Cleveland, Ohio 44114 and (ii) 599 Lexington Avenue, 32nd Floor, New York, New York 10022; (b) the offices of Meighen Demers LLP located at Suite 1100, Merrill Lynch Canada Tower, 200 King Street West, Toronto, Ontario M5H 3T4; and (c) any other locations designated by the Debtors at which any party in interest may review all of the exhibits and schedules to the Plan and the Disclosure Statement.

         59. "EFFECTIVE DATE" means a day, as determined by the Debtors, that is the Business Day as soon as reasonably practicable after all conditions to the Effective Date in Section IX.B have been met or waived pursuant to Section IX.C.

         60. "ELIGIBLE GROUP III PROCEEDING" means a legal proceeding commenced by or on behalf of holders of [a majority in aggregate principal amount of ] Group III CTA Note Claims within one year of the Effective Date against one or more parties relating to such party's liability to the holders of the Group III CTA Note Claims in respect to the CTA Issue.

         61. "ESTATE" means, as to each Debtor, the estate created for that Debtor in its Reorganization Case pursuant to section 541 of the Bankruptcy Code.

         62. "EQUITY INCENTIVE PLAN" means the Equity Incentive Plan to be adopted by Reorganized LGII on the Effective Date as described on Exhibit IV.C.3.

         63. "EXCESS CASH DISTRIBUTION AMOUNT" means the sum of: (a) Mimimum Cash Distribution Amount and (b) if the Available Cash Amount exceeds the sum of
(i) the Minimum Cash Distribution Amount and (ii) $40 million, an amount equal to 75% of any such excess.

         64. "EXCHANGE ACT" means the Securities Exchange Act of 1934, 15 U.S.C.ss.ss.78a-78jj, as now in effect or hereafter amended.

         65. "EXECUTORY CONTRACT AND UNEXPIRED LEASE" OR "EXECUTORY CONTRACT OR UNEXPIRED LEASE" means a contract or lease to which one or more of the Debtors is a party that is subject to assumption or rejection under section 365 of the Bankruptcy Code.

         66. "EXIT FINANCING FACILITY AGENT BANK" means the agent bank under the Exit Financing Revolving Credit Facility and, if applicable, the Exit Financing Term Loan.

         67. "EXIT FINANCING REVOLVING CREDIT FACILITY" means a secured revolving credit facility in the amount of $100 million, a specified portion of which will be available as a letter of credit sub-facility, which will be entered into by Reorganized LGII and the Exit Financing Facility Agent Bank on the Effective Date on substantially the terms set forth on Exhibit I.A.67.

         68. "EXIT FINANCING TERM LOAN" means a secured term loan in an original principal amount equal to the New Secured Debt Principal Amount, which will be entered into by Reorganized LGII and the Exit Financing Facility Agent Bank on the Effective Date if satisfactory terms can be agreed upon by such parties.

         69. "EXIT FINANCING TERM LOAN CLOSING" means the closing, if any, on the Effective Date of the Exit Financing Term Loan, including the funding of the New Secured Debt Principal Amount thereunder.

         70. "FACE AMOUNT" means:

                  a. when used with reference to a Disputed Insured Claim, either (i) the full stated amount claimed by the holder of such Claim in any proof of Claim Filed by the Bar Date, or otherwise deemed timely Filed under applicable law, if the proof of Claim specifies only a liquidated amount; (ii) if no proof of Claim is Filed by the Bar Date or otherwise deemed timely Filed under applicable law, the full amount of the Claim listed on the Schedules, provided that such amount is not listed as disputed, contingent or unliquidated; or (iii) the applicable deductible under the relevant insurance policy, minus any reimbursement obligations of the applicable Debtor to the insurance carrier for sums expended by the insurance carrier on account of such Claim (including defense costs), if such amount is less than the amount specified in (i) or (ii) above or the proof of Claim specifies an unliquidated amount;

                  b. when used with reference to a Disputed Uninsured Claim, either (i) the full stated amount claimed by the holder of such Claim in any proof of Claim Filed by the Bar Date or otherwise deemed timely Filed under applicable law, if the proof of Claim specifies only a liquidated amount; or (ii) the amount of the Claim acknowledged by the applicable Debtor or Reorganized Debtor in any objection Filed to such Claim or in the Schedules as an undisputed, noncontingent and liquidated Claim, estimated by the Bankruptcy Court pursuant to section 502(c) of the Bankruptcy Code, proposed by the Debtors or established by the Reorganized Debtors following the Effective Date, if no proof of Claim has been Filed by the Bar Date or has otherwise been deemed timely Filed under applicable law or if the proof of Claim specifies an unliquidated amount; and

                  c. when used with reference to a Disputed Claim under Section I.A.53.c, either the amount of such Claim (i) as estimated by the applicable Debtor or Reorganized Debtor or (ii) if applicable, as estimated by the Bankruptcy Court pursuant to section 502(c) of the Bankruptcy Code.

         71. "FEE CLAIM" means a Claim (other than a Substantial Contribution Claim) under section 330(a), 331, 503 or 1103 of the Bankruptcy Code for compensation of a Professional or other entity for services rendered or expenses incurred in the Reorganization Cases.

         72. "FEE ORDER" means the "Administrative Order, Pursuant to Sections 105 and 331 of the Bankruptcy Code, Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals" entered by the Bankruptcy Court on or about August 24, 1999.

         73. "FILE," "FILED" OR "FILING" means file, filed or filing with the Bankruptcy Court or its authorized designee in the Reorganization Cases.

         74. "FINAL ORDER" means an order or judgment of the Bankruptcy Court, or other court of competent jurisdiction, as entered on the docket in any Reorganization Case or the docket of any other court of competent jurisdiction, that has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek certiorari or move for a new trial, reargument or rehearing has expired, and no appeal or petition for certiorari or other proceedings for a new trial, reargument or rehearing has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been timely filed has been withdrawn or resolved by the highest court to which the order or judgment was appealed or from which certiorari was sought or the new trial, reargument or rehearing shall have been denied or resulted in no modification of such order.

         75. "GROUP I CTA NOTE CLAIM" means a Claim under the BMO Revolving Credit Facility, the MEIP Credit Facility, the Series D Notes, the Series E Notes, the Series 1 Notes, the Series 2 Notes or the Series 5 Notes, including any and all guaranties thereof but does not include any Claims that are treated under Section III.E or Section III.F or otherwise would constitute an Administrative Claim.

         76. "GROUP II CTA NOTE CLAIM" means a Claim under the Series 3 Notes or the Series 4 Notes, including any and all guaranties thereof but does not include any Claims that are treated under Section III.E or Section III.F or otherwise would constitute an Administrative Claim.

         77. "GROUP III CTA NOTE CLAIM" means a Claim under the Series 6 Notes, the Series 7 Notes or the PATS Notes, including any and all guaranties thereof but does not include any Claims that are treated under Section III.E or Section III.F or otherwise would constitute an Administrative Claim.

         78. "INDENTURE TRUSTEE" means an indenture trustee under one of the Prepetition Indentures acting as such on the date hereof or any successor thereto.

         79. "INSURED CLAIM" means any Claim arising from an incident or occurrence alleged to have occurred prior to the Effective Date that is covered under an insurance policy, other than a workers' compensation insurance policy, applicable to the Debtors or their businesses.

         80. "INTERCOMPANY CLAIM" means any claim by a Loewen Company against a Debtor including an Administrative Claim.

         81. "INTEREST" means the rights of the holder of the Old Stock of any Debtor and the rights of any entity to purchase or demand the issuance of any of the foregoing, including: (a) redemption, conversion, exchange, voting, participation and dividend rights; (b) liquidation preferences; and (c) stock options and warrants.

         82. "LGCLP" means Loewen Group Capital, L.P.

         83. "LIQUIDATING TRUST" means the trust created pursuant to the Liquidating Trust Agreement to hold the Liquidating Trust Assets.

         84. "LIQUIDATING TRUST AGREEMENT" means the trust agreement to be entered into pursuant to Section III.H substantially in the form of Exhibit III.H.

         85. "LIQUIDATING TRUST ASSETS" means (a) the Prime Succession Warrants,
(b) an undivided 25% interest in the NAFTA Net Proceeds and (c) any cash proceeds thereof.

         86. "LIQUIDATING TRUST TRUSTEE" means the trustee under the Liquidating Trust Agreement selected by the Creditors' Committee.

         87. "LOEWEN COMPANIES" means TLGI, LGII, all Loewen Subsidiary Debtors, the CCAA Debtors, the Michigan Cemetery Debtors and each other entity that is wholly-owned, directly or indirectly, by TLGI or LGII, including the entities listed on Exhibit I.A.87.

         88. "LOEWEN SUBSIDIARY DEBTORS" means, individually or collectively, a Debtor or Debtors other than TLGI or LGII.

         89. "MEIP CREDIT FACILITY" means the Amended and Restated MEIP Credit Agreement, dated as of June 14, 1994, as amended and restated on May 15, 1996, as amended or modified, among Loewen Management Investment Corporation, in its capacity as agent for LGII, TLGI, Wachovia Bank of Georgia, N.A., as agent, and the banks listed therein as lenders.

         90. "MEIPS DEBENTURES" means the 1994 Exchangeable Floating Rate Debentures due July 15, 2001 issued by LGII to Loewen Management Investment Corporation.

         91. "MICHIGAN CEMETERY DEBTORS" means the entities identified on
Exhibit I.A.91.

         92. "MINIMUM CASH DISTRIBUTION AMOUNT" means $40 million less the sum of (a) amounts to be paid or set aside pursuant to Section III.E and (b) amounts to be paid or set aside pursuant to Section III.F in respect to Claims in clause
(a) of Section III.F.1.

         93. "MIPS" means the 9.45% Cumulative Monthly Income Preferred Securities, Series A, issued by LGCLP.

         94. "MIPS GUARANTEE" means the guarantee of TLGI of certain payments in respect to the MIPS pursuant to the MIPS Guarantee Agreement, executed as of August 15, 1994, by TLGI.

         95. "MIPS JUNIOR SUBORDINATED DEBENTURE" means the subordinated debenture issued by LGII pursuant to the Indenture, dated as of August 15, 1994, between LGII, TLGI, as guarantor, and State Street Bank and Trust Company, as trustee.

         96. "MIPS JUNIOR SUBORDINATED DEBENTURE GUARANTEE" means the guarantee of TLGI of payment of the MIPS Junior Subordinated Debenture pursuant to the Guarantee, executed as of August 15, 1994, by TLGI.

         97. "NAFCANCO" means a Nova Scotia unlimited liability company formed as a wholly owned subsidiary of LGII.

         98. "NAFTA" means the North American Free Trade Agreement.

         99. "NAFTA ARBITRATION AGREEMENT" means the letter agreement between TLGI and Raymond L. Loewen, dated May 27, 1999.

         100. "NAFTA CLAIMS" means the claims and causes of action asserted by TLGI in the pending arbitration matter of THE LOEWEN GROUP, INC. AND RAYMOND L. LOEWEN V. THE UNITED STATES OF AMERICA, ICSID Case No. ARB (AF)/98/3.

         101. "NAFTA CONTINGENCY FEE AGREEMENT" means the contingency fee letter agreement between Jones, Day, Reavis & Pogue and TLGI, dated July 25, 2000, as approved by the order of the Bankruptcy Court entered on or about October 12, 2000.

         102. "NAFTA NET PROCEEDS" means the proceeds, if any, of the NAFTA Claims as such proceeds may be adjusted as a result of the arbitration contemplated by the NAFTA Arbitration Agreement, less (a) any amounts payable under paragraph 3 of the NAFTA Arbitration Agreement and (b) any amounts payable pursuant to the NAFTA Contingency Fee Agreement.

         103. "NATIONAL SECURITIES EXCHANGE" means any exchange registered pursuant to section 6(a) of the Exchange Act.

         104. "NET PROCEEDS" means the aggregate cash proceeds received by the Debtors in respect of the sale of any of the Disposition Properties (including any amounts allocated to Neweol (Delaware) LLC in respect of the sale of receivables relating to the Disposition Properties), net of the direct costs relating to such sale, including: (a) legal, accounting and investment banking fees and sales commissions paid or payable in connection with such sale; (b) any Taxes paid or payable as a result of such sale; and (c) any amounts required to be applied to the repayment of indebtedness secured by a lien on the asset or assets that were the subject of the sale (other than the DIP Financing Facility).

         105. "NEW COMMON STOCK" means the shares of common stock, par value $0.01 per share, of Reorganized LGII, authorized pursuant to the certificate of incorporation of Reorganized LGII.

         106. "NEW FIVE-YEAR SECURED NOTES" means the secured notes of Reorganized LGII, if any, to be issued to holders of Allowed Claims in Class 5, Class 6 and Class 7 pursuant to the New Five-Year Secured Notes Indenture in a principal amount equal to the New Secured Debt Principal Amount.

         107. "NEW FIVE-YEAR SECURED NOTES INDENTURE" means, if New Five-Year Secured Notes are issued pursuant to the Plan, the indenture between Reorganized LGII and the trustee named therein substantially in the form of Exhibit I.A.107.

         108. "NEW REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement between Reorganized LGII and the holders of New Common Stock named therein with respect to the registration of shares of New Common Stock held by such parties, substantially in the form of Exhibit IV.J.

         109. "NEW SECURED DEBT PRINCIPAL AMOUNT" means $250 million.

         110. "NEW SEVEN-YEAR UNSECURED NOTES" means the unsecured notes of Reorganized LGII to be issued to holders of Allowed Claims in Class 5, Class 6 and Class 7 pursuant to the New Seven-Year Unsecured Notes Indenture in a principal amount equal to the New Seven-Year Unsecured Principal Amount.

         111. "NEW SEVEN-YEAR UNSECURED NOTES INDENTURE" means the indenture between Reorganized LGII and the trustee named therein substantially in the form of Exhibit I.A.111.

         112. "NEW SEVEN-YEAR UNSECURED NOTES ADDITIONAL PRINCIPAL AMOUNT" means the lesser of (a) the amount by which $35 million exceeds the Excess Cash Distribution Amount or (b) $5 million.

         113. "NEW SEVEN-YEAR UNSECURED NOTES PRINCIPAL AMOUNT" means the sum of
(a) $325 million and (b), if the Excess Cash Distribution Amount is less than $35 million, the New Seven-Year Unsecured Notes Additional Principal Amount.

         114. "NEW TAX SHARING AGREEMENT" means the tax sharing agreement among the Reorganized Debtors and certain of the other Loewen Companies, substantially in the form of Exhibit IV.L.

         115. "NEW TWO-YEAR UNSECURED NOTES" means the unsecured notes of Reorganized LGII, if any, to be issued to holders of Allowed Claims in Class 5, Class 6 and Class 7 pursuant to the New Two-Year Unsecured Notes Indenture.

         116. "NEW TWO-YEAR UNSECURED NOTES INDENTURE" means, if New Two-Year Unsecured Notes are issued pursuant to the Plan, the indenture between Reorganized LGII and the trustee named therein substantially in the form of
Exhibit I.A.116

         117. "NEW UNSECURED SUBORDINATED CONVERTIBLE NOTES" means the unsecured subordinated convertible notes of Reorganized LGII to be issued to Blackstone and RHI, in connection with the Blackstone Settlement, pursuant to the New Unsecured Subordinated Convertible Notes Indenture.

         118. "NEW UNSECURED SUBORDINATED CONVERTIBLE NOTES INDENTURE" means the indenture between Reorganized LGII and the trustee named therein substantially in the form of Exhibit I.A.118.

         119. "NEW UNSECURED SUBORDINATED CONVERTIBLE NOTES PRINCIPAL AMOUNT" means $24,678,571.

         120. "NEW WARRANT AGREEMENT" means the warrant agreement between Reorganized LGII and the warrant agent named therein substantially in the form of Exhibit IV.K.

         121. "NEW WARRANTS" means the warrants to be issued by Reorganized LGII exercisable to purchase up to 3,127,900 shares of New Common Stock pursuant to the New Warrant Agreement, substantially in the form provided therein.

         122. "NON-OWNERSHIP REGULATED DEBTORS" means a Debtor listed as such on
Exhibit I.A.46, certain Old Stock of which is owned by a person or entity other than a Loewen Company and such ownership is not required by the governmental regulations applicable to such Debtor.

         123. "O'KEEFE NOTES" means: (a) the note dated June 2, 1997, issued by LGII, Reimann Holdings, Inc. and Wright & Ferguson Funeral Home to Teachers Insurance and Annuity Association pursuant to the O'Keefe Note Agreement; and
(b) the note dated June 2, 1997, issued by the same entities to certain individuals and law firms named therein.

         124. "O'KEEFE NOTE AGREEMENT" means the Note Agreement by LGII and TLGI, as guarantor, and accepted by Teachers Insurance and Annuity Association, dated as of November 15, 1997, as amended or modified.

         125. "O'KEEFE NOTE CLAIM" means a Claim against LGII, Reimann Holdings, Inc. and Wright & Ferguson Funeral Home under the O'Keefe Note Agreement or the O'Keefe Notes or against TLGI under the O'Keefe Note Guaranties.

         126. "O'KEEFE NOTE GUARANTIES" means the Guaranties dated as of June 2, 1997, by TLGI, as amended or modified, in respect of the O'Keefe Notes.

         127. "OLD STOCK OF . . ." OR " . . . OLD STOCK" means, when used with reference to a particular Debtor or Debtors, the common stock, preferred stock, membership interests, partnership interests or similar ownership interests, including options, warrants or rights to acquire any such interests, issued by such Debtor or Debtors and outstanding immediately prior to the Petition Date.

         128. "ORDINARY COURSE PROFESSIONALS ORDER" means the "Order Authorizing Debtors and Debtors in Possession to Retain, Employ and Pay Professionals in the Ordinary Course of the Debtors' Businesses" entered by the Bankruptcy Court on or about June 1, 1999.

         129. "PATS NOTES" means the PATS Guaranteed Notes issued pursuant to the Indenture, dated as of September 30, 1997, as amended or modified, among LGII, as issuer, TLGI, as guarantor, and State Street Bank and Trust, as trustee.

         130. "PETITION DATE" means June 1, 1999.

         131. "PLAN" means this second amended joint plan of reorganization for the Debtors, to the extent applicable to any Debtor, and all exhibits attached hereto or referenced herein, as the same may be amended, modified or supplemented.

         132. "PLEDGOR" means a pledgor under the CTA, including the Debtor pledgors that are listed on Exhibit I.A.46.

         133. "PREPETITION INDENTURE" means an indenture in respect to any of the Public Notes or the MIPS Junior Subordinated Debenture, as applicable.

         134. "PREPETITION NOTE AGREEMENT" means the Series D Note Agreement or the Series E Note Agreement, as applicable.

         135. "PRIME" means Prime Succession Holdings, Inc.

         136. "PRIME PUT/CALL AGREEMENT" means the Put/Call Agreement, dated as of August 26, 1996, as amended or modified, among Blackstone, PSI Management Direct L.P., TLGI and LGII and any and all agreements, documents and instruments related thereto or executed and delivered in connection therewith.

         137. "PRIME SUCCESSION WARRANTS" means the warrants exercisable to purchase shares of common stock of reorganized Prime originally issued to 4103 Investments Ltd., a CCAA Debtor, pursuant to the Joint Plan of Reorganization of Prime Succession Holdings, Inc. and Prime Succession, Inc. and Its Subsidiaries in respect to Prime's chapter 11 proceeding in United States Bankruptcy Court District of Delaware (Case No. 00-2969 (PJW)).

         138. "PRINCIPAL CTA CREDITORS" means Bank of Montreal, Morgens, Waterfall, Vintiadis & Company, Wachovia Bank, N.A., Angelo Gordon & Co., Cerberus Capital Management, Franklin Mutual Advisers, LLP, GSCP Recovery, Inc., Oaktree Capital Management LLC and [Teachers Insurance and Annuity Association].

         139. "PRIORITY CLAIM" means a Claim that is entitled to priority in payment pursuant to section 507(a) of the Bankruptcy Code that is not an Administrative Claim or a Priority Tax Claim.

         140. "PRIORITY TAX CLAIM" means a Claim that is entitled to priority in payment pursuant to section 507(a)(8) of the Bankruptcy Code.

         141. "PROFESSIONAL" means any professional employed in the Reorganization Cases pursuant to section 327 or 1103 of the Bankruptcy Code or any professional or other entity seeking compensation or reimbursement of expenses in connection with the Reorganization Cases pursuant to section 503(b)(4) of the Bankruptcy Code.

         142. "PRO RATA" means:

                  a. when used with reference to a distribution of cash, New Five-Year Secured Notes, New Two-Year Unsecured Notes, New Seven-Year Unsecured Notes, New Common Stock, New Warrants or interests in the Liquidating Trust, to holders of Allowed Claims in Classes 5, 6, 7 and 8 or, in the case of Class 11, a Division of Class 11 pursuant to
         Article III, proportionately so that with respect to a particular Allowed Claim in such Class or Division of Class 11, the ratio of
         (i)(A) the amount of cash, New Five-Year Secured Notes, New Two-Year Unsecured Notes, New Seven-Year Unsecured Notes, New Common Stock, New Warrants or interests in the Liquidating Trust distributed on account of such Claim to (B) the amount of such Claim, is the same as the ratio of (ii)(A) the amount of cash, New Five-Year Secured Notes, New Two-Year Unsecured Notes, New Seven-Year Unsecured Notes, New Common Stock, New Warrants or interests in the Liquidating Trust, distributed on account of all Allowed Claims in such Class or Division of Class 11 to (B) the amount of all Allowed Claims in such Class or Division of Class 11;

                  b. when used with reference to distributions of cash to holders of Allowed Claims in a Division of Class 11, including the Cash Investment Yield, the portion of cash allocable to a particular Allowed Claim on the basis of the amount of cash then being distributed on account of such Claim (including dividends and other distributions on New Common Stock being distributed on account of such Claim). Calculations of the Pro Rata shares of Cash Investment Yield to be distributed at any particular time will be based on the Cash Investment Yield generated as of the last day of the month prior to the month in which such distributions are to be made; and

                  c. when used with reference to distributions of New Warrants to holders of Allowed Interests and Claims in Class 19, a fraction equal to (a) the number of MIPS held by the particular holder of Allowed Interests and Claims in Class 19, divided by (b) 3,000,000.

         143. "PUBLIC NOTES" means any of the Series 1 Notes, the Series 2 Notes, the Series 3 Notes, the Series 4 Notes, the Series 5 Notes, the Series 6 Notes, the Series 7 Notes and the PATS Notes.

         144. "PUBLIC NOTE CLAIMS" means any Claim arising under the Public
Notes.

         145. "QUARTERLY DISTRIBUTION DATE" means the last Business Day of the month following the end of each calendar quarter after the Effective Date; provided, however, that if the Effective Date is within 45 days of the end of a calendar quarter, the first Quarterly Distribution Date will be the last Business Day of the month following the end of the first calendar quarter after the calendar quarter in which the Effective Date falls.

         146. "REALIZED ASSET DISPOSITION PROCEEDS AMOUNT" means an amount equal to the aggregate Net Proceeds received by the Debtors on or prior to the Effective Date in respect of the sale of Disposition Properties.

         147. "REAL PROPERTY EXECUTORY CONTRACT AND UNEXPIRED LEASE" means, collectively, an Executory Contract or Unexpired Lease relating to a Debtor's interest in real property and any Executory Contracts and Unexpired Leases granting rights or interests related to or appurtenant to the applicable real property, including all easements; licenses; permits; rights; privileges; immunities; options; rights of first refusal; powers; uses; usufructs; reciprocal easement or operating agreements; vault, tunnel or bridge agreements or franchises; development rights; and any other interests in real estate or rights in rem related to the applicable real property.

         148. "RECOVERY ACTIONS" means, collectively and individually, preference actions, fraudulent conveyance actions, rights of setoff and other claims, demands, rights or causes of action under sections 502(d), 510, 544, 547, 548, 549, 550 and 553 of the Bankruptcy Code and other applicable bankruptcy or nonbankruptcy law.

         149. "REINSTATED" OR "REINSTATEMENT" means rendering a Claim or Interest unimpaired within the meaning of section 1124 of the Bankruptcy Code. Unless the Plan specifies a particular method of Reinstatement, when the Plan provides that an Allowed Claim or Allowed Interest will be Reinstated, such Claim or Interest will be Reinstated, at the applicable Reorganized Debtor's sole discretion, in accordance with one of the following:

                  a. the legal, equitable and contractual rights to which such Claim or Interest entitles the holder will be unaltered; or

                  b. notwithstanding any contractual provision or applicable law that entitles the holder of such Claim or Interest to demand or receive accelerated payment of such Claim or Interest after the occurrence of a default:

                           i. any such default that occurred before or after the
                  commencement of the applicable Reorganization Case, other than a default of a kind specified in section 365(b)(2) of the Bankruptcy Code, will be cured;

                           ii. the maturity of such Claim or Interest as such
                  maturity existed before such default will be reinstated;

                           iii. the holder of such Claim or Interest will be
                  compensated for any damages incurred as a result of any reasonable reliance by such holder on such contractual provision or such applicable law; and

                           iv. the legal, equitable or contractual rights to
                  which such Claim or Interest entitles the holder of such Claim or Interest will not otherwise be altered.

         150. "REINVESTMENT TRANSACTIONS" means the transactions specified in
Section IV.B.2.

         151. "REORGANIZATION CASE" means: (a) when used with reference to a particular Debtor, the chapter 11 case pending for that Debtor in the Bankruptcy Court; and (b) when used with reference to all Debtors, the chapter 11 cases pending for the Debtors in the Bankruptcy Court.

         152. "REORGANIZED . . ." means, when used in reference to a particular Debtor, such Debtor on and after the Effective Date.

         153. "RESERVED CTA CLAIMS" has the meaning ascribed thereto in Section IV.F.6.a.

         154. "RESERVED SHARES" means the shares of New Common Stock to be placed in the applicable Unsecured Claims Reserve for distribution to holders of a Division of Allowed Claims in Class 11 in the amount specified in Section III.C.9.

         155. "RESERVED WARRANTS" means the New Warrants, if any, to be placed in the applicable Unsecured Claims Reserve for distribution to holders of a Division of Allowed Claims in Class 11 in the amount specified in Section III.C.9.

         156. "RESTRUCTURING TRANSACTIONS" means, collectively, the Subsidiary Restructuring Transactions and the Reinvestment Transactions.

         157. "RETAINED CLAIMS" means those claims, demands, rights and causes of action set forth in Exhibit IV.F.1.

         158. "RHI" means RHI Management Direct L.P., a Delaware limited partnership.

         159. "ROSE HILLS" means Rose Hills Holdings Corp.

         160. "ROSE HILLS PUT/CALL AGREEMENT" means the Put/Call Agreement, dated as of November 19, 1996, as amended or modified, including as amended or modified by the Blackstone Settlement

Agreement, among Blackstone, Roses Delaware, Inc., TLGI, LGII and RHI and any and all agreements, documents and instruments related thereto or executed and delivered in connection therewith.

         161. "SCHEDULES" means the schedules of assets and liabilities and the statement of financial affairs Filed by a particular Debtor, as required by section 521 of the Bankruptcy Code and the Official Bankruptcy Forms, as the same may have been or may be amended, modified or supplemented.

         162. "SECONDARY LIABILITY CLAIM" means a Claim that arises from a Debtor being liable jointly, severally or secondarily liable for any contractual, tort, guaranty or other obligation of another Debtor based on (a) vicarious liability, (b) liabilities arising out of piercing the corporate veil or alter ego liability or (c) other similar legal theories.

         163. "SECURED CLAIM" means a Claim that is secured by a lien on property in which an Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Claim holder's interest in the applicable Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) and, if applicable, section 1129(b) of the Bankruptcy Code.

         164. "SECURITIES LITIGATION" means any litigation, including all actions currently consolidated in the United States District Court for the Eastern District of Pennsylvania captioned IN RE THE LOEWEN GROUP, INC. SECURITIES LITIGATION, Master File No. 98-CV-6740, arising out of: (a) the purchase or sale of the TLGI Old Common Stock or the TLGI Old Preferred Stock or any other Old Stock of any Debtor; and (b) the purchase or sale of the MIPS.

         165. "SERIES 1 NOTES" means the Series 1 Senior Notes issued by LGII pursuant to the Indenture, dated as of March 20, 1996, between LGII, TLGI, as guarantor, and Fleet National Bank of Connecticut, as Indenture Trustee, as amended or modified.

         166. "SERIES 2 NOTES" means the Series 2 Senior Notes issued by LGII pursuant to the Indenture, dated as of March 20, 1996, between LGII, TLGI, as guarantor, and Fleet National Bank of Connecticut, as Indenture Trustee, as amended or modified.

         167. "SERIES 3 NOTES" means the Series 3 Senior Notes issued by LGII pursuant to the Indenture, dated as of October 1, 1996, between LGII, as issuer, TLGI, as guarantor, and Fleet National Bank, as Indenture Trustee, as amended or modified.

         168. "SERIES 4 NOTES" means the Series 4 Senior Notes issued by LGII pursuant to the Indenture, dated as of October 1, 1996, between LGII, as issuer, TLGI, as guarantor, and Fleet National Bank, as Indenture Trustee, as amended or modified.

         169. "SERIES 5 NOTES" means the Series 5 Senior Guaranteed Notes issued by TLGI pursuant to the Indenture, dated as of September 26, 1997, between TLGI, as issuer, LGII, as guarantor, and The Trust Company of Bank of Montreal, as Indenture Trustee, as amended or modified.

         170. "SERIES 6 NOTES" means the Series 6 Senior Notes issued by LGII pursuant to the Indenture, dated as of March 28, 1998, between LGII, as issuer, TLGI, as guarantor, and State Street Bank and Trust Company, as Indenture Trustee, as amended or modified. 171. "SERIES 7 NOTES" means the Series 7 Senior Notes issued by LGII pursuant to the Indenture, dated as of March 28, 1998, between LGII, as issuer, TLGI, as guarantor, and State Street Bank and Trust Company, as Indenture Trustee, as amended or modified.

         172. "SERIES D NOTES" means the Series D Senior Guaranteed Notes issued by TLGI pursuant to the Note Agreement, dated as of September 1, 1993, between TLGI, as issuer, LGII, as guarantor, and the purchasers thereunder together with the related guaranties of Neweol Finance B.V. and Loewen Group Barbados Inc. and all related agreements, as amended or modified.

         173. "SERIES E NOTES" means the Series E Senior Guaranteed Notes issued by LGII pursuant to the Note Agreement, dated as of February 1, 1994, between LGII, as issuer, TLGI, as guarantor, and the purchasers thereunder together with the related guarantees of Neweol Finance B.V. and Loewen Financial Corporation and all related agreements, as amended or modified.

         174. "STIPULATION OF AMOUNT AND NATURE OF CLAIM" means (a) a stipulation or other agreement between the applicable Debtor or Reorganized Debtor and a holder of a Claim or Interest or (b) an agreed order of the Bankruptcy Court establishing the amount and nature of a Claim or Interest.

         175. "SUBSIDIARY RESTRUCTURING TRANSACTIONS" means those transactions, individually or collectively, reducing the number of LGII's direct or indirect subsidiaries organized within each state and effecting certain other structural changes, pursuant to Section IV.B.1 and as described in Exhibit IV.B.1.

         176. "TAX" means: (a) any net income, alternative or add-on minimum, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, property, environmental or other tax, assessment or charge of any kind whatsoever (together in each instance with any interest, penalty, addition to tax or additional amount) imposed by any federal, state, local or foreign taxing authority; or (b) any liability for payment of any amounts of the foregoing types as a result of being a member of an affiliated, consolidated, combined or unitary group, or being a party to any agreement or arrangement whereby liability for payment of any such amounts is determined by reference to the liability of any other entity.

         177. "THIRD PARTY DISBURSING AGENT" means an entity designated by Reorganized LGII to act as a Disbursing Agent pursuant to Section VI.B.

         178. "TLGI OLD COMMON STOCK" means the common shares, without par value, of TLGI, including options, warrants or rights to acquire any such shares.

         179. "TLGI OLD PREFERRED STOCK" means the Series C Preferred Shares, without par value, of TLGI, including options, warrants or rights to acquire any such shares.

         180. "TOLLING PARTIES" means the following entities: (a) Bankers Trust Company; (b) Davis, Polk & Wardwell; (c) Kramer Levin Naftalis & Frankel LLP;
(d) Reid & Reige, P.C.; (e) Russell & DuMoulin; (f) Salomon Smith Barney, for itself and as successor to Smith Barney, Inc.; (g) Skadden, Arps, Slate, Meagher & Flom LLP; (h) State Street Bank and Trust Company; (i) Thelen Reid & Priest LLP; and (j) UBS Warburg LLC, for itself and as successor to UBS Securities LLC.

         181. "TORT CLAIM" means any Claim that has not been settled, compromised or otherwise resolved that: (a) arises out of allegations of personal injury, wrongful death, property damage, products liability or similar legal theories of recovery; or (b) arises under any federal, state or local statute, rule, regulation or ordinance governing, regulating or relating to health, safety, hazardous substances or the environment.

         182. "TRADE CLAIM" means any Unsecured Claim arising from or with respect to the sale of goods or rendition of services prior to the Petition Date in the ordinary course of the applicable Debtor's business, including any Claim of an employee that is not a Priority Claim.

         183. "UBS OPTION CONTRACT" means, collectively: (a) the ISDA Master Agreement, dated as of September 25, 1997, between Union Bank of Switzerland and LGII; (b) the letter agreement, dated September 30, 1997, between the same parties; (c) the Company Call Option Guaranty of TLGI, dated September 30, 1997; and (d) any agreements relating to the foregoing, in each case as amended or modified.

         184. "UNINSURED CLAIM" means any Claim that is not an Insured Claim.

         185. "UNREALIZED ASSET DISPOSITION PROCEEDS AMOUNT" means any positive amount equal to (a) $165 million, less (b) the Realized Asset Disposition Proceeds Amount.

         186. "UNRESOLVED MICHIGAN CEMETERY CONTRACTS" means any Executory Contract or Unexpired Lease between any Michigan Cemetery Debtor and/or LGII and any of Meadco, L.L.C., Siena Group, L.L.C. or Alger Group, L.L.C.

         187. "UNSECURED CLAIM" means any Claim that is not an Administrative Claim, Substantial Contribution Claim, Cure Amount Claim, Priority Claim, Priority Tax Claim, Secured Claim or Intercompany Claim.

         188. "UNSECURED CLAIMS RESERVE" means the reserve holding cash, if any, Reserved Shares and Reserved Warrants, if any, established pursuant to Section VI.D.1 for a Division in Class 11, which reserve will be maintained in trust for holders of Allowed Claims in such Division of Class 11 and will not constitute property of any of the Reorganized Debtors.

         189. "U.S. GAAP" means U.S. generally accepted accounting principles.

         190. "VOTING DEADLINE" means the deadline for submitting Ballots to accept or reject the Plan in accordance with section 1126 of the Bankruptcy Code that is specified in the Disclosure Statement, the Ballots or related solicitation documents approved by the Bankruptcy Court.

B.       RULES OF INTERPRETATION AND COMPUTATION OF TIME

         1. RULES OF INTERPRETATION

                  For purposes of the Plan, unless otherwise provided herein:
(a) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (b) unless otherwise provided in the Plan, any reference in the Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (c) any reference in the Plan to an existing document or Exhibit Filed or to be Filed means such document or Exhibit, as it may have been or may be amended, modified or supplemented pursuant to the Plan or the Confirmation Order; (d) any reference to an entity as a holder of a Claim or Interest includes that entity's successors, assigns and affiliates; (e) all references in the Plan to Sections, Articles and Exhibits are references to Sections, Articles and Exhibits of or to the Plan; (f) the words "herein," "hereunder" and "hereto" refer to the Plan in its entirety rather than to a particular portion of the Plan; (g) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan; (h) subject to the provisions of any contract, certificates of incorporation, bylaws, similar constituent documents, instrument, release or other agreement or document entered into or delivered in connection with the Plan, the rights and obligations arising under the Plan will be governed by, and construed and enforced in accordance with, federal law, including the Bankruptcy Code and the Bankruptcy Rules; and (i) the rules of construction set forth in section 102 of the Bankruptcy Code will apply.

         2. COMPUTATION OF TIME

         In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) will apply.

                                   ARTICLE II

                         CLASSES OF CLAIMS AND INTERESTS

         All Claims and Interests, except Administrative Claims, Substantial Contribution Claims and Priority Tax Claims, are placed in the following Classes. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims, Substantial Contribution Claims and Priority Tax Claims, as described in Section III.A, have not been classified and thus are excluded from the following Classes. A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of that Class and is classified in other Classes to the extent that any remainder of the Claim or Interest qualifies within the description of such other Classes.

A.       UNIMPAIRED CLASSES OF CLAIMS

         1. CLASS 1 (UNSECURED PRIORITY CLAIMS): Priority Claims against any Debtor that are entitled to priority under section 507(a)(3), 507(a)(4) or 507(a)(6) of the Bankruptcy Code.

         2. CLASS 4 (SECURED CLAIMS OTHER THAN CTA NOTE CLAIMS): Secured Claims against any Debtor and Collateralized Accommodation Claims, in each case that are not otherwise classified in Class 5, Class 6 or Class 7.

         3. CLASS 18 (LOEWEN COMPANY OWNED OLD STOCK IN NON-OWNERSHIP REGULATED DEBTORS): Interests in any Non-Ownership Regulated Debtor held by any Loewen Company.

         4. CLASS 21 (OTHER EQUITY INTERESTS): Interests in any Debtor other than Interests in Class 14, 15, 16, 17, 18, 19 or 20.

B. IMPAIRED CLASSES OF CLAIMS AND INTERESTS

         1. CLASS 2 (LOEWEN SUBSIDIARY DEBTOR CONVENIENCE CLAIMS): Unsecured Claims against any Loewen Subsidiary Debtor that otherwise would be included in Class 11, but with respect to each such Claim, the applicable Claim either (a) is equal to or less than $10,000 or (b) is reduced to $10,000 pursuant to an election by such holder made on the Ballot provided for voting on the Plan by the Voting Deadline. For purposes of treatment under Class 2, multiple Claims of a holder against a particular Debtor arising in a series of similar or related transactions between such Debtor and the original holder of such Claims will be treated as a single Claim and no splitting of Claims will be recognized for purposes of distribution.

         2. CLASS 3 (TLGI AND LGII CONVENIENCE CLAIMS): Unsecured Claims against TLGI or LGII that otherwise would be included in Class 11, but with respect to each such Claim, the applicable Claim either (a) is equal to or less than $1,000 or (b) is reduced to an aggregate of $1,000 pursuant to an election by such holder made on the Ballot provided for voting on the Plan by the Voting Deadline. For purposes of treatment under Class 3, multiple Claims of a holder against a particular Debtor arising in a series of similar or related transactions between such Debtor and the original holder of such Claims will be treated as a single Claim and no splitting of Claims will be recognized for purposes of distribution.

         3. CLASS 5 (GROUP I CTA NOTE CLAIMS): All Group I CTA Note Claims.

         4. CLASS 6 (GROUP II CTA NOTE CLAIMS): All Group II CTA Note Claims.

         5. CLASS 7 (GROUP III CTA NOTE CLAIMS): All Group III CTA Note Claims.

         6. CLASS 8 (O'KEEFE NOTE CLAIMS): All O'Keefe Note Claims.

         7. CLASS 9 (MIPS DEBENTURE CLAIMS): Unsecured Claims against LGII and TLGI under or in respect of the MIPS Junior Subordinated Debenture and the MIPS Junior Subordinated Debenture Guarantee.

         8. CLASS 10 (INTERCOMPANY CLAIMS): Claims of any of the Loewen Companies against any of the Debtors that are not classified in Class 9.

         9. CLASS 11 (UNSECURED NONPRIORITY CLAIMS): Unsecured Claims against any Debtor (including the unsecured portion of any Claim that if fully secured would have been classified in Class 4 and as to which the applicable Debtor shall have elected Option A or Option C treatment under Section III.B.2 and including any Claims in respect to the BMO Letter of Credit Facility and the UBS Option Contract) that are not Collateralized Accommodation Claims or otherwise classified in Class 1, 2, 3, 5, 6, 7, 8, 9, 10, 12 or 13.

         10. CLASS 12 (MIPS SECURITIES LITIGATION CLAIMS): Unsecured Claims, including the Securities Litigation Claims, against TLGI, LGII or LGCLP arising:
(a) from rescission of a purchase or sale of the MIPS; (b) for damages arising from the purchase or sale of the MIPS, including Claims for damages for fraud or misrepresentation or otherwise subject to section 510(b) of the Bankruptcy Code; or (c) for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of such Claims.

         11. CLASS 13 (OTHER SECURITIES LITIGATION CLAIMS): Unsecured Claims, including the Securities Litigation Claims, against any Debtor arising: (a) from rescission of a purchase or sale of TLGI Old Preferred Stock, TLGI Old Common Stock or any other equity security of any Debtor (other than the MIPS); (b) for damages arising from the purchase or sale of any such security, including Claims for damages for fraud or misrepresentation or otherwise subject to section 510(b) of the Bankruptcy Code; or (c) for reimbursement or contribution allowed under section 502 of the Bankruptcy Code on account of such Claims.

         12. CLASS 14 (TLGI OLD PREFERRED STOCK): Interests in TLGI on account of the TLGI Old Preferred Stock.

         13. CLASS 15 (TLGI OLD COMMON STOCK): Interests in TLGI on account of the TLGI Old Common Stock.

         14. CLASS 16 (LGII OLD STOCK): Interests in LGII on account of LGII Old Stock.

         15. CLASS 17 (THIRD PARTY OWNED OLD STOCK OF NON-OWNERSHIP REGULATED DEBTORS): Interests in any Non-Ownership Regulated Debtor held by any person or entity other than a Loewen Company.

         16. CLASS 19 (LOEWEN GROUP CAPITAL, L.P. MIPS PARTNERSHIP INTERESTS):
Interests in LGCLP on account of the MIPS and any Claims the holders of such Interests have against TLGI under the MIPS Guarantee.

         17. CLASS 20 (OTHER LOEWEN GROUP CAPITAL, L.P. PARTNERSHIP INTERESTS):
Interests in LGCLP other than on account of the MIPS.

                                   ARTICLE III

                        TREATMENT OF CLAIMS AND INTERESTS

A.       UNCLASSIFIED CLAIMS

         1. PAYMENT OF ADMINISTRATIVE CLAIMS

                  a. ADMINISTRATIVE CLAIMS IN GENERAL

                  Except as specified in this Section III.A.1, and subject to the bar date provisions herein, unless otherwise agreed by the holder of an Administrative Claim and the applicable Debtor or Reorganized Debtor, each holder of an Allowed Administrative Claim will receive from Reorganized LGII or the applicable Reorganized Debtor, in full satisfaction of its Administrative Claim, cash equal to the allowed amount of such Administrative Claim either: (i) on the Effective Date; or (ii) if the Administrative Claim is not allowed as of the Effective Date, 30 days after the date on which an order allowing such Administrative Claim becomes a Final Order or a Stipulation of Amount and Nature of Claim is executed by Reorganized LGII or the applicable Reorganized Debtor and the holder of the Administrative Claim.

                  b. STATUTORY FEES

                  On or before the Effective Date, Administrative Claims for fees payable pursuant to 28 U.S.C. ss. 1930, as determined by the Bankruptcy Court at the Confirmation Hearing, will be paid in cash equal to the amount of such Administrative Claims. All fees payable pursuant to 28 U.S.C. ss. 1930 will be paid by the

Reorganized Debtors in accordance therewith until the closing of the Reorganization Cases pursuant to section 350(a) of the Bankruptcy Code.

                  c. ORDINARY COURSE LIABILITIES

                  Allowed Administrative Claims based on liabilities incurred by a Debtor in the ordinary course of its business (including Administrative Trade Claims, Administrative Claims of governmental units for Taxes, including Tax audit Claims related to Tax years commencing after the Petition Date, and Allowed Administrative Claims arising from those contracts and leases of the kind described in Section V.F or out of the employee benefit policies, plans and agreements identified in Exhibit IV.C.3) will be paid by the applicable Reorganized Debtor pursuant to the terms and conditions of the particular transaction giving rise to such Administrative Claims, without any further action by the holders of such Administrative Claims, provided that Administrative Claims in respect of the Rose Hills Put/Call Agreement will be paid in accordance with Section III.G.

                  d. CLAIMS UNDER THE DIP FINANCING FACILITY

                  Unless otherwise agreed by the DIP Lenders pursuant to the DIP Financing Facility, on or before the Effective Date, Allowed Administrative Claims under or evidenced by the DIP Financing Facility will be paid in cash equal to the amount of such Allowed Administrative Claims.

                  e. ADMINISTRATIVE CLAIMS OF INDENTURE TRUSTEES

                  Allowed Administrative Claims of each Indenture Trustee and the CTA Trustee will be paid pursuant to the terms of Section III.E.

                  f. BAR DATES FOR ADMINISTRATIVE CLAIMS

                           i. GENERAL BAR DATE PROVISIONS

                  Except as otherwise provided in Sections III.A.1.f and III.E, unless previously Filed, requests for payment of Administrative Claims must be Filed and served on the Reorganized Debtors, pursuant to the procedures specified in the Confirmation Order and the notice of entry of the Confirmation Order, no later than 30 days after the Effective Date. Holders of Administrative Claims that are required to File and serve a request for payment of such Administrative Claims and that do not File and serve such a request by such date will be forever barred from asserting such Administrative Claims against the Debtors, the Reorganized Debtors or their respective property and such Administrative Claims will be deemed discharged as of the Effective Date. Objections to such requests must be Filed and served on the Reorganized Debtors and the requesting party by the later of (A) 90 days after the Effective Date or
(B) 60 days after the Filing of the applicable request for payment of Administrative Claims.

                           ii. BAR DATES FOR CERTAIN ADMINISTRATIVE CLAIMS

                                    A. PROFESSIONAL COMPENSATION

                  Professionals or other entities asserting a Fee Claim (other than Substantial Contribution Claims) for services rendered before the Effective Date must File and serve on the Reorganized Debtors and such other entities who are designated by the Bankruptcy Rules, the Confirmation Order, the Fee Order or other order of the Bankruptcy Court an application for final allowance of such Fee Claim no later than 60 days after the Effective Date; provided, however, that any professional who may receive compensation or reimbursement of expenses pursuant to the Ordinary Course Professionals Order may continue to receive such compensation and reimbursement of expenses for services rendered before the Effective Date, without further Bankruptcy Court review or approval, pursuant to the Ordinary Course Professionals Order. Objections to any Fee Claim must be Filed and served on the Reorganized Debtors and the requesting party by the later of (1) 90 days after the Effective Date or (2) 30 days after the Filing of the applicable request for payment of the Fee Claim. To the extent necessary, the Confirmation Order will amend and supersede any previously entered order of the Bankruptcy Court, including the Fee Order, regarding the payment of Fee Claims.

                                    B. ORDINARY COURSE LIABILITIES

                  Holders of Administrative Claims based on liabilities incurred by a Debtor in the ordinary course of its business, including Administrative Trade Claims, Administrative Claims of governmental units for Taxes (including Tax audit Claims arising after the Petition Date) and Administrative Claims arising from those contracts and leases of the kind described in Section V.F, including the Rose Hills Put/Call Agreement, will not be required to File or serve any request for payment of such Administrative Claims. Such Administrative Claims will be satisfied pursuant to Section III.A.1.c.

                                    C. CLAIMS UNDER THE DIP FINANCING FACILITY

                  Holders of Administrative Claims under or evidenced by the DIP Financing Facility will not be required to File or serve any request for payment of such Claims. Such Administrative Claims will be satisfied pursuant to Section III.A.1.d.

         2. PAYMENT OF PRIORITY TAX CLAIMS

                  a. PRIORITY TAX CLAIMS

                  Pursuant to section 1129(a)(9)(C) of the Bankruptcy Code, unless otherwise agreed by the holder of a Priority Tax Claim and the applicable Debtor or Reorganized Debtor, each holder of an Allowed Priority Tax Claim will receive, in full satisfaction of its Priority Tax Claim, deferred cash payments over a period not exceeding six years from the date of assessment of such Priority Tax Claim. Payments will be made in equal annual installments of principal, plus simple interest accruing from the Effective Date at 7% per annum on the unpaid portion of each Allowed Priority Tax Claim (or upon such other terms determined by the Bankruptcy Court to provide the holders of Priority Tax Claims with deferred cash payments having a value, as of the Effective Date, equal to the allowed amount of such Priority Tax Claims). Unless otherwise agreed by the holder of a Priority Tax Claim and the applicable Debtor or Reorganized Debtor, the first payment on account of an Allowed Priority Tax Claim will be payable one year after the Effective Date or, if the Priority Tax Claim is not allowed within one year after the Effective Date, the first Quarterly Distribution Date after the date on which (i) an order allowing such Priority Tax Claim becomes a Final Order or (ii) a Stipulation of Amount and Nature of Claim is executed by the applicable Reorganized Debtor and the holder of the Priority Tax Claim; provided, however, that the Reorganized Debtors will have the right to pay any Allowed Priority Tax Claim, or any remaining balance of such Priority Tax Claim, in full at any time on or after the Effective Date, without premium or penalty.

                  b. OTHER PROVISIONS CONCERNING TREATMENT OF PRIORITY TAX
         CLAIMS

                  Notwithstanding the provisions of Section III.A.2.a, the holder of an Allowed Priority Tax Claim will not be entitled to receive any payment on account of any penalty arising with respect to or in connection with the Allowed Priority Tax Claim. Any such Claim or demand for any such penalty
(i) will be subject to treatment in Class 11 and (ii) the holder of an Allowed Priority Tax Claim will not be entitled to assess or attempt to collect such penalty from the Reorganized Debtors or their property.

B.       UNIMPAIRED CLASSES OF CLAIMS

         1. CLASS 1 (UNSECURED PRIORITY CLAIMS): On the Effective Date, each holder of an Allowed Claim in Class 1 will receive cash equal to the amount of such Claim.

         2. CLASS 4 (SECURED CLAIMS OTHER THAN CTA NOTE CLAIMS): On the Effective Date, unless otherwise agreed by a Claim holder and each applicable Debtor or Reorganized Debtor including pursuant to those agreements listed on
Exhibit III.B.2, each holder of an Allowed Claim in Class 4 will receive treatment on account of such Allowed Claim in the manner set forth in Option A, B or C below, at the election of the applicable Debtor or, in the case of Collateralized Accommodation Claim, Debtors. The applicable Debtor or Debtors will be deemed to have elected Option B, except with respect to any Allowed Claims as to which the applicable Debtor or Debtors elect Option A or Option C in a certification Filed prior to the conclusion of the Confirmation Hearing. To the extent that the applicable Debtor or Debtors elect Option C treatment for any Class 4 Claims, such Claims will be deemed impaired and to have rejected the Plan.

         Option A: Each holder of an Allowed Claim in Class 4 with respect to which the applicable Debtor or Debtors elect Option A will receive cash in the full amount of such Allowed Claim. For purposes of Option A, Collateralized Accommodation Claims against multiple Debtors in respect of a particular transaction will be treated as a single Claim and no multiple recoveries will be permitted.

         Option B: Each Allowed Claim in Class 4 with respect to which the applicable Debtor or Debtors elect or is deemed to have elected Option B will be Reinstated.

         Option C: Each holder of an Allowed Claim in Class 4 with respect to which the applicable Debtor or Debtors elect Option C will be entitled to receive, and the applicable Debtor or Debtors (or Reorganized Debtor or Reorganized Debtors) shall release and transfer to such holder, the collateral securing such Allowed Claim.

         3. CLASS 18 (LOEWEN COMPANY OWNED OLD STOCK IN NON-OWNERSHIP REGULATED DEBTORS): On the Effective Date, subject to the Subsidiary Restructuring Transactions, Allowed Interests in Class 18 will be Reinstated.

         4. CLASS 21 (OTHER EQUITY INTERESTS): On the Effective Date, subject to the Subsidiary Restructuring Transactions, Allowed Interests in Class 21 will be Reinstated.

C.       IMPAIRED CLASSES OF CLAIMS AND INTERESTS

                  TLGI's transfer of assets to LGII as part of the Reinvestment Transactions will occur before the cancellation of the LGII Old Stock and the issuance of the New Common Stock. Each holder's recovery is being received first in exchange for the principal amount of holder's Claim, not the unpaid pre-Petition Date interest, if any, on that Claim.

         1. CLASS 2 (LOEWEN SUBSIDIARY DEBTOR CONVENIENCE CLAIMS): On the Effective Date, each holder of an Allowed Claim in Class 2 against any Loewen Subsidiary Debtor will receive cash equal to the amount of such Claim against such Debtor (as reduced, if applicable, pursuant to an election by the holder thereof in accordance with Section II.B.1).

         2. CLASS 3 (TLGI AND LGII CONVENIENCE CLAIMS): On the Effective Date, each holder of an Allowed Claim in Class 3 against TLGI or LGII will receive cash equal to the amount of such Claim against such Debtor (as reduced, if applicable, pursuant to an election by the holder thereof in accordance with
Section II.B.2).

         3. CLASS 5 (GROUP I CTA NOTE CLAIMS): On the Effective Date, each holder of an Allowed Claim in Class 5 will receive in full satisfaction of all of its Allowed Group I CTA Note Claims: (a) a Pro Rata share of cash in an amount equal to the sum of (i) $125,257,000, if the Exit Financing Term Loan Closing occurs, (ii) 50.103% of the Realized Asset Disposition Proceeds Amount and (iii) 50.103% of the Excess Cash Distribution Amount; (b) a Pro Rata share of New Five-Year Secured Notes in an original principal amount of $125,257,000, unless the Exit Financing Term Loan Closing occurs; (c) a Pro Rata share of New Two-Year Unsecured Notes in an original principal amount equal to 50.103% of the Unrealized Asset Disposition Proceeds Amount; (d) a Pro Rata share of New Seven-Year Unsecured Notes in an original principal amount of $162,835,000; (e) a Pro Rata share of New Seven-Year Unsecured Notes in an original principal amount equal to 50.103% of the New Seven-Year Unsecured Notes Additional Principal Amount, if the Excess Cash Distribution Amount is less than $35,000,000; and (f) a Pro Rata share of 18,141,200 shares of New Common Stock. The Allowed Group I CTA Note Claims are set forth on Exhibit III.C.

         4. CLASS 6 (GROUP II CTA NOTE CLAIMS): On the Effective Date, each holder of an Allowed Claim in Class 6 will receive in full satisfaction of all of its Allowed Group II CTA Note Claims: (a) a Pro Rata share of cash in an amount equal to the sum of (i) $45,993,500, if the Exit Financing Term Loan Closing occurs,

(ii) 18.397% of the Realized Asset Disposition Proceeds Amount and (iii) 18.397% of the Excess Cash Distribution Amount; (b) a Pro Rata share of New Five-Year Secured Notes in an original principal amount of $45,993,000, unless the Exit Financing Term Loan Closing occurs; (c) a Pro Rata share of New Two-Year Unsecured Notes in an original principal amount equal to 18.397% of the Unrealized Asset Disposition Proceeds Amount; (d) a Pro Rata share of New Seven-Year Unsecured Notes in an original principal amount of $59,790,000; (e) a Pro Rata share of New Seven-Year Unsecured Notes in an original principal amount equal to 18.397% of the New Seven-Year Unsecured Notes Additional Principal Amount, if the Excess Cash Distribution Amount is less than $35,000,000; and (f) a Pro Rata share of 6,661,200 shares of New Common Stock. The Allowed Group II CTA Note Claims are set forth on Exhibit III.C.

         5. CLASS 7 (GROUP III CTA NOTE CLAIMS): On the Effective Date, each holder of an Allowed Claim in Class 7 will receive in full satisfaction of all of its Allowed Group III CTA Note Claims: (a) a Pro Rata share of cash in an amount equal to the sum of (i) $78,750,000, if the Exit Financing Term Loan Closing occurs, (ii) 31.500% of the Realized Asset Disposition Proceeds Amount and (iii) 31.500% of the Excess Cash Distribution Amount; (b) a Pro Rata share of New Five-Year Secured Notes in an original principal amount of $78,750,000, unless the Exit Financing Term Loan Closing occurs; (c) a Pro Rata share of New Two-Year Unsecured Notes in an original principal amount equal to 31.500% of the Unrealized Asset Disposition Proceeds Amount; (d) a Pro Rata share of New Seven-Year Unsecured Notes in an original principal amount of $102,375,000; (e) a Pro Rata share of New Seven-Year Unsecured Notes in an original principal amount equal to 31.500% of the New Seven-Year Unsecured Notes Additional Principal Amount, if the Excess Cash Distribution Amount is less than $35,000,000; and (f) a Pro Rata share of 11,405,300 shares of New Common Stock. The Allowed Group III CTA Note Claims are set forth on Exhibit III.C.

         6. CLASS 8 (O'KEEFE NOTE CLAIMS): On the Effective Date, each holder of an Allowed Claim in Class 8 will receive in satisfaction of all of its Class 8 Claims against all Debtors: (a) a Pro Rata share of 770,500 shares of New Common Stock, (b) a Pro Rata share of New Warrants exercisable to purchase 233,800 shares of New Common Stock and (c) a Pro Rata share of a 15.04% interest in the Liquidating Trust.

         7. CLASS 9 (MIPS DEBENTURE CLAIMS): On the Effective Date, in full satisfaction of all of its Class 9 Claims against LGII and TLGI, if Class 19 accepts the Plan, LGCLP will receive New Warrants exercisable to purchase 479,200 shares of New Common Stock, which New Warrants will in turn be distributed by LGCLP to the holders of Allowed Interests and Claims in Class 19. If Class 19 does not accept the Plan, no property shall be distributed to or retained by the holder of Allowed Claims in Class 9.

         8. CLASS 10 (INTERCOMPANY CLAIMS): Except as provided below, all Claims in Class 10 will be Reinstated. Notwithstanding the foregoing: (a) on the Effective Date, each holder of an Allowed Claim in Class 10 in respect of the MEIPs Debentures will receive its Pro Rata share of $10,000 in complete discharge of any such Claim; (b) no property will be distributed to or retained by any of the Loewen Companies on account of any Allowed Claim in Class 10 with respect to which, immediately prior to the Effective Date, the obligor is LGII and the holder is TLGI or a non-United States, wholly owned, direct or indirect subsidiary of TLGI (or an entity that is treated as a branch of any such subsidiary for U.S. federal income tax purposes); and (c) no property will be distributed to or retained by any of the Loewen Companies that is a member of the "affiliated group" (as that term is defined in section 1504(a) of the Internal Revenue Code) of which LGII is the common parent with respect to any Allowed Claim in Class 10 on which the obligor is also a member of such affiliated group; any such Claims referenced in clauses (b) and (c), after being offset by any amounts owed by the holder thereof to the particular Debtor obligor, will be discharged on the Effective Date. For purposes of clause (c) hereof any of the Loewen Companies, all of the partners of which are members of such affiliated group, will be deemed to be a member of such affiliated group. Notwithstanding this treatment of Class 10 Claims, each of the Loewen Companies holding an Allowed Claim in Class 10 will be deemed to have accepted the Plan.

         9. CLASS 11 (UNSECURED NONPRIORITY CLAIMS): On the Effective Date, each holder of an Allowed Claim in Class 11 of any particular Debtor will receive, based upon the principal amount of such holder's Allowed Claim and the Division in which such Debtor is classified: (a) a Pro Rata share of the number of shares of New Common Stock indicated below for such Division; (b) a Pro Rata share of New Warrants exercisable to purchase the number of shares of New Common Stock indicated below for such Division, if any; and (c) a Pro Rata share of the percentage interest in the Liquidating Trust indicated below for such Division, if any:

                                                         SHARES OF NEW COMMON
                               SHARES OF NEW COMMON     STOCK PURCHASABLE UPON     PERCENTAGE INTEREST IN
                    DIVISION           STOCK           EXERCISE OF NEW WARRANTS      LIQUIDATING TRUST
                    --------           -----           ------------------------      -----------------
                       A                133,200                  447,300                   13.68%
                       B                462,700                1,554,100                   47.51%
                       C                896,700                     0                         0
                       D                110,700                     0                         0
                       E                220,000                     0                         0
                       F                471,000                  146,300                    8.41%
                       G                173,700                   99,300                    5.71%
                       H                169,900                  167,900                    9.65%


         10. CLASS 12 (MIPS SECURITIES LITIGATION CLAIMS): No property will be distributed to or retained by the holders of Allowed Claims in Class 12.

         11. CLASS 13 (OTHER SECURITIES LITIGATION CLAIMS): No property will be distributed to or retained by the holders of Allowed Claims in Class 13.

         12. CLASS 14 (TLGI OLD PREFERRED STOCK): No property will be distributed to holders of Allowed Interests in Class 14.

         13. CLASS 15 (TLGI OLD COMMON STOCK): No property will be distributed to holders of Allowed Interests in Class 15.

         14. CLASS 16 (LGII OLD STOCK): No property will be distributed to or retained by the holders of Allowed Interests in Class 16 and such Interests will be canceled on the Effective Date as part of the Reinvestment Transactions.

         15. CLASS 17 (THIRD PARTY OWNED OLD STOCK IN NON-OWNERSHIP REGULATED DEBTORS): No property will be distributed to or retained by the holders of Allowed Interests in Class 17 and such Interests will be canceled on the Effective Date; provided, however, that with respect to any Non-Ownership Regulated Debtor that is determined by the Bankruptcy Court to be solvent (as defined under the Bankruptcy Code) as of the Confirmation Date, a holder of an Allowed Interest in Class 17 in such Debtor will receive, on the Effective Date, New Common Stock with an aggregate value, based on the reorganization value per share as set forth in the Disclosure Statement, equal to the value of such holder's interest in such Debtor as determined by the Bankruptcy Court.

         16. CLASS 19 (LOEWEN GROUP CAPITAL, L.P. MIPS PARTNERSHIP INTERESTS):
If Class 19 accepts the Plan, on the Effective Date, each holder of Allowed Interests and Claims in Class 19 will receive a Pro Rata share of New Warrants distributed to LGCLP as the holder of Class 9 Claims and exercisable to purchase 479,200 shares of New Common Stock. If Class 19 does not accept the Plan, no property shall be distributed to or retained by holders of Allowed Interests in Class 19.

         17. CLASS 20 (OTHER LOEWEN GROUP CAPITAL, L.P. PARTNERSHIP INTERESTS):
No property will be distributed to or retained by holders of Allowed Interests in Class 20.

D. SPECIAL PROVISIONS REGARDING THE TREATMENT OF ALLOWED SECONDARY LIABILITY CLAIMS; MAXIMUM RECOVERY

         1. The classification and treatment of Allowed Claims under the Plan take into consideration all Secondary Liability Claims, and no distributions in respect of any Secondary Liability Claims will be made.

         2. Notwithstanding any provision hereof to the contrary, a creditor holding multiple Allowed Claims against more than one Debtor that do not constitute Secondary Liability Claims and that arise from the contractual joint, joint and several or several liability of such Debtors, the guaranty by one Debtor of another Debtor's obligation or other similar circumstances may not receive in the aggregate from all Debtors more than 100% of the amount of the underlying Claim giving rise to such multiple Claims.

E.       SPECIAL PROVISIONS REGARDING INDENTURE TRUSTEES' CLAIMS

         1. In full satisfaction of each Indenture Trustee's fee and expense Claims for services under the respective Prepetition Indenture and the fee and expense Claims of the CTA Trustee for services under the CTA incurred prior to the Effective Date, including such Claims secured by the Indenture Trustee's charging lien under the Indentures and such Claims secured by the CTA Trustee's charging lien under the CTA, subject to the provisions of this Section III.E, each Indenture Trustee and the CTA Trustee will receive from Reorganized LGII cash equal to the amount of such Claims and charging lien held by such Indenture Trustee or the CTA Trustee will be released on the Effective Date. Distributions received by holders of Allowed Claims in Classes 5, 6, 7, 9 and 19 pursuant to the Plan will not be reduced on account of the payment of the Indenture Trustees' Claims or the CTA Trustee's Claims.

         2. No later than [15 days prior] to the commencement of the Confirmation Hearing, each Indenture Trustee and the CTA Trustee will submit to LGII, each other Indenture Trustee, the Creditors' Committee, and each of the Principal CTA Creditors appropriate documentation in support of such fees and expenses incurred or estimated to be incurred by such Indenture Trustee or CTA Trustee through the Effective Date, whether incurred prior to or subsequent to the Petition Date. The amount of these fees and expenses will be reported to the Bankruptcy Court at the Confirmation Hearing.

         3. On the Effective Date, Reorganized LGII will pay to each Indenture Trustee and the CTA Trustee, in full satisfaction of such Trustee's fee and expense Claim, cash in an amount equal to the fee and expense amount such Trustee submitted under Section III.E.2; provided, however, that if on or before the fifth day [prior to] the Confirmation Date an objection is Filed with the Bankruptcy Court as to the reasonableness of the fee and expense amount submitted by any such Trustee, such cash amount will not be paid to such Trustee but rather will be placed in a segregated, interest bearing money market account. In the event of such an objection, the Confirmation Order will provide that such Trustee's charging lien will attach solely to the cash placed in such money market account until the funds in that account are distributed as provided in Section III.E.4.

         4. In the event of an objection to the amount of an Indenture Trustee's or the CTA Trustee's fee and expenses as contemplated by Section III.E.3, the Bankruptcy Court will approve the fees and expenses requested to the extent that such amounts are reasonable. A Trustee's request for its fees and expenses will not be subject to the additional standards contained in section 503(b) of the Bankruptcy Code. Promptly upon approval by the Bankruptcy Court, the Trustee's approved fees and expenses will be treated as Allowed Claims and will be paid from the segregated account established pursuant to Section III.E.3, plus any interest earned thereon.

         5. After the entry of a Final Order in respect of an objection to the amount of a Trustee's fees and expenses and payment of any amounts required under Section III.E.4, any amounts remaining in a segregated account established pursuant to Section III.E.3 will be paid over to Reorganized LGII.

         6. Each respective Indenture Trustee will also be entitled to fees and expenses incurred following the Effective Date in its capacity as a Third Party Disbursing Agent with respect to the Public Notes.

F.       SPECIAL PROVISIONS REGARDING CERTAIN FEE AND EXPENSE CLAIMS

         1. In full satisfaction of Claims of (a) any of the Principal CTA Creditors (only if such entity votes all of its Claims to accept the Plan) for reasonable fees and expenses incurred by such entity in connection with the Reorganization Cases and (b) counsel and the accountants for the Creditors' Committee for services rendered by such counsel prior to the formation of the Creditors' Committee in an amount not to exceed $60,000 and $30,000, respectively, subject to the provisions of this Section III.F, each holder of such a Claim will receive from Reorganized LGII on the Effective Date cash equal to the amount of such Claim. The payments under clause (a) of this Section III.F.1 are part of the overall settlement embodied by this Plan among the Principal CTA Creditors and the Debtors.

         2. No later than [15 days] prior to the commencement of the Confirmation Hearing, each holder of a Claim under Section III.F.1 will submit to each of the entities specified in Section III.E.2 appropriate documentation in support of its respective Claims for fees and expenses incurred or estimated to be incurred by such Principal CTA Creditor through the Effective Date or counsel for the Creditors' Committee as contemplated by clause (b) of Section III.F.1, whether incurred prior to or subsequent to the Petition Date. The amount of these fees and expenses will be reported to the Bankruptcy Court at the Confirmation Hearing.

         3. On the Effective Date, Reorganized LGII will pay to each holder of a Claim under Section III.F.1 in full satisfaction of such holder's fee and expense Claim, cash in an amount equal to the fee and expense amount such holder submitted under Section III.F.2; provided, however, that (i) only LGII, an Indenture Trustee, the Creditors' Committee or a Principal CTA Creditor shall have standing to File an objection to the reasonableness of the fee and expense amount submitted under Section III.F.2, (ii) any such objection shall be Filed with the Bankruptcy Court on or before the fifth day [prior to] the commencement of the Confirmation Hearing and (iii) if such an objection is timely Filed, cash equal to the amount of such objection will not be paid to the holder of the challenged Claim but rather will be placed in a segregated interest bearing money market account.

         4. In the event of an objection to the amount of such a holder's fee and expenses as contemplated by Section III.F.3, the Bankruptcy Court will approve the fees and expenses requested to the extent that such amounts are reasonable. The request of a holder of a Claim under Section III.F.1 for its fees and expenses will not be subject to the additional standards contained in section 503(b) of the Bankruptcy Code. Promptly upon approval by the Bankruptcy Court, a holder's approved fees and expenses will be treated as Allowed Claims and will be paid from the segregated account established pursuant to Section III.F.3, plus any interest earned thereon.

         5. After the entry of a Final Order in respect of an objection to the amount of such a holder's fees and expenses and payment of any amounts required under Section III.F.4, any amounts remaining in a segregated account established pursuant to Section III.F.3 will be paid over to Reorganized LGII.

G.       SPECIAL PROVISION REGARDING CLAIMS UNDER THE ROSE HILLS PUT/CALL
         AGREEMENT

                  In full satisfaction of the Claims of Blackstone and RHI under the Rose Hills Put/Call Agreement, including the exercise of the put thereunder, subject to the prior satisfaction of all conditions thereto as set forth in the Blackstone Settlement Agreement, on the Effective Date, Reorganized LGII shall issue to Blackstone and to RHI the New Unsecured Subordinated Convertible Notes in an original principal amount equal to the New Unsecured Subordinated Convertible Note Principal Amount and 379,008 shares of New Common Stock in accordance with the terms of the Blackstone Settlement Agreement.

H.       CREATION OF LIQUIDATING TRUST

                  On the Effective Date, the Debtors will take any and all such actions as may be necessary or appropriate to establish the Liquidating Trust, including: (a) the execution and delivery of the Liquidating Trust Agreement and
(b) the transfer to the Liquidating Trust of the Liquidating Trust Assets, which transfer shall occur immediately following completion of the Reinvestment Transactions. Upon such transfer, the Liquidating Trust Assets shall cease to be property of the CCAA Debtors, Debtors, the Reorganized Debtors or their respective Estates.

         1. THE LIQUIDATING TRUST TRUSTEE

                  No fewer than 10 days prior to the Confirmation Hearing, the Creditors' Committee will take such actions and employ such procedures as it deems necessary and appropriate to designate the Liquidating Trust Trustee. The designation of any successor will be governed by the Liquidating Trust Agreement.

         2. DISTRIBUTION OF THE ASSETS OF THE LIQUIDATING TRUST

                  The Liquidating Trust Trustee will distribute all cash proceeds received in respect of the Liquidating Trust Assets, promptly following the receipt thereof by the Liquidating Trust, to holders of interests in the Liquidating Trust proportionately based on their respective interests. Prior to making any such distribution, however, the Liquidating Trust Trustee will deduct from the amount otherwise so distributable an amount sufficient for the satisfaction of the following: (a) all taxes and unpaid administrative expenses;
(b) all unpaid fees and expenses incurred in employing professional advisors, including the compensation and fees of the Liquidating Trust Trustee; (c) reimbursement of Reorganized LGII for any expenses of the Liquidating Trust paid by Reorganized LGII as provided in the Liquidating Trust Agreement; and (d) any other amounts required to be withheld from the distribution pursuant to the Liquidating Trust Agreement.

I.       CTA ISSUE LITIGATION

                  If Class 7 accepts the Plan, in the event that one or more Eligible Group III Proceedings are commenced, subject to presentation of reasonable documentation of the incurrence thereof, Reorganized LGII shall reimburse plaintiffs' counsel in an Eligible Group III Proceeding for such counsel's reasonable fees and expenses up to an aggregate for all counsel in all such proceedings of $3,000,000; provided, however, that Reorganized LGII will be entitled to repayment of the second $1,500,000 of such payments or portion thereof plus interest thereon at 10% per annum from the date of each applicable reimbursement, any such repayment and interest to be paid solely from any recoveries in respect of such Proceedings whether by judgment, settlement or otherwise. The request for and acceptance of funds from Reorganized LGII will, without the necessity for any further action, constitute the consent and agreement of each plaintiff and plaintiffs' counsel in the respective proceeding to such repayment (together with interest) from any such recoveries and such repayment (together with interest) will be made prior to any distributions of such recoveries to such plaintiffs. At the option of LGII, LGII may on the Effective Date set aside in a segregated account all or part of such $3,000,000 pending disbursement thereof. Requests for reimbursement in respect of any such proceeding shall be made no more frequently than on a calendar quarter basis. Any disputes relating to the eligibility or reasonableness of any request or otherwise with respect to this Section III.I will be determined by the Bankruptcy Court. In the event the aggregate of all requests made and to be paid exceed the remaining maximum amount payable pursuant to this Section, Reorganized LGII shall use reasonable efforts to pay such requests proportionately based on the aggregate reimbursement sought.

                                   ARTICLE IV

                      MEANS FOR IMPLEMENTATION OF THE PLAN

A.       CONTINUED CORPORATE EXISTENCE AND VESTING OF ASSETS IN THE REORGANIZED
         DEBTORS

                  Except as otherwise provided herein (and subject to the Restructuring Transaction provisions of Section IV.B), each Debtor will, as a Reorganized Debtor, continue to exist after the Effective Date as a separate corporate entity, with all the powers of a corporation under applicable law and without prejudice to any right to alter or terminate such existence (whether by merger, dissolution or otherwise) under applicable state law. Except as otherwise provided herein, as of the Effective Date, all property of the respective Estates of the Debtors, and any property acquired by a Debtor or Reorganized Debtor under the Plan, will vest in the applicable Reorganized Debtor, free and clear of all Claims, liens, charges, other encumbrances and Interests. On and after the Effective Date, each Reorganized Debtor may operate its businesses and may use, acquire and dispose of property and compromise or settle any Claims without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than those restrictions expressly imposed by the Plan or the Confirmation Order. Without limiting the foregoing, each Reorganized Debtor may pay the charges that it incurs on or after the Effective Date for professionals' fees, disbursements, expenses or related support services

(including fees relating to the preparation of Professional fee applications) without application to the Bankruptcy Court.

B.       RESTRUCTURING TRANSACTIONS

         1. SUBSIDIARY RESTRUCTURING TRANSACTIONS

                  Commencing immediately as of and following the Effective Date, together with certain other structural changes, the subsidiaries of Reorganized LGII will be restructured so as to reduce the number of such subsidiaries organized in each state in which the Debtors conduct business to the maximum extent permissible and determined by the Debtors to be appropriate, taking into account applicable regulatory requirements and other pertinent considerations. The Subsidiary Restructuring Transactions will include all mergers, consolidations, reorganizations, asset transfers and dissolutions that the Debtors determine to be necessary or appropriate. The actions to effect the Subsidiary Restructuring Transactions and Reinvestment Transactions may include:
(a) the execution and delivery of appropriate agreements or other documents of merger, consolidation, restructuring, disposition, liquidation or dissolution containing terms that are consistent with the terms of the Plan and that satisfy the applicable requirements of applicable state law and such other terms to which the applicable entities may agree; (b) the execution and delivery of appropriate instruments of transfer, assignment, assumption or delegation of any asset, property, right, liability, duty or obligation on terms consistent with the terms of the Plan and having such other terms to which the applicable entities may agree; (c) the filing of appropriate certificates or articles of merger, consolidation or dissolution pursuant to applicable state law; and (d) all other actions that the applicable entities determine to be necessary or appropriate, including making filings or recordings that may be required by applicable state law in connection with such transactions. A description of the Subsidiary Restructuring Transactions as presently contemplated is attached hereto as Exhibit IV.B.1.

         2.       REINVESTMENT TRANSACTIONS

                  Prior to the Effective Date, TLGI will cause LGII to form (a) Delco and (b) Nafcanco. On the Effective Date, LGII will transfer its rights to receive any proceeds of the NAFTA Claims arising under article 1117 of NAFTA to Delco and will transfer the membership interests of Delco to TLGI. Immediately thereafter, TLGI will: (a) transfer to Nafcanco all right, title and interest to any proceeds of the NAFTA Claims arising under article 1116 of NAFTA that TLGI receives; (b) will irrevocably delegate to Nafcanco all powers and responsibilities of TLGI in respect of the pursuit and prosecution of the NAFTA Claims; and (c) at that time will also cause Delco to transfer to LGII all right, title and interest to any proceeds of the NAFTA Claims arising under article 1117 of NAFTA that Delco receives; all in accordance with the terms of
Exhibit I.A.29. On the Effective Date, following the CCAA Debtor Restructuring Transactions as described on Exhibit I.A.28, pursuant to the Confirmation Order, the CCAA Order and the terms hereof, TLGI will transfer all of its assets (other than the NAFTA Claims and its ownership interest in Delco) to LGII, which will become the ultimate parent entity of the Loewen Companies. The only shares of capital stock of LGII to be outstanding immediately following the Effective Date will be the New Common Stock. Reorganized LGII will not assume or otherwise be liable for any obligations of or Claims against TLGI but will make the payments provided for in Articles III and V of this Plan.

         3. OBLIGATIONS OF ANY SUCCESSOR CORPORATION IN A RESTRUCTURING TRANSACTION

                  The Restructuring Transactions may include one or more asset transfers, mergers, consolidations, restructurings, dispositions, liquidations or dissolutions, as may be determined by the Debtors or Reorganized Debtors to be necessary or appropriate to result in substantially all of the respective assets, properties, rights, liabilities, duties and obligations of certain of the Debtors or Reorganized Debtors vesting in one or more surviving, resulting or acquiring corporations. In each case in which the surviving, resulting or acquiring corporation in any such transaction is a successor to a Debtor or Reorganized Debtor, such surviving, resulting or acquiring corporation will perform the obligations of the applicable Debtor or Reorganized Debtor pursuant to the Plan to pay or otherwise satisfy the Allowed Claims against such Debtor or Reorganized Debtor, except as provided in any contract, instrument or other agreement or document effecting a disposition to such surviving, resulting or acquiring corporation, which may provide that another Reorganized Debtor will perform such obligations.

         4.       DISSOLUTION OF LGCLP

         On or promptly following the Effective Date, LGCLP will be dissolved.

C. CORPORATE GOVERNANCE, DIRECTORS AND OFFICERS, EMPLOYMENT-RELATED AGREEMENTS AND COMPENSATION PROGRAMS

         1. CERTIFICATES OF INCORPORATION AND BYLAWS

                  a.       REORGANIZED LGII

                  As of the Effective Date, the certificate of incorporation and the bylaws of Reorganized LGII will be substantially in the forms of Exhibits IV.C.1.a(i) and IV.C.1.a(ii), respectively. The certificate of incorporation of Reorganized LGII, among other things, will prohibit the issuance of nonvoting equity securities to the extent required by section 1123(a) of the Bankruptcy Code and will authorize the issuance of New Common Stock in amounts not less than the amounts necessary to permit the distributions thereof required or contemplated by the Plan. After the Effective Date, Reorganized LGII may amend and restate its certificate of incorporation or bylaws as permitted by the General Corporation Law of the State of Delaware, subject to the terms and conditions of such constituent documents.

                  b.       REORGANIZED LOEWEN SUBSIDIARY DEBTORS

                  As of the Effective Date, the certificates of incorporation and the bylaws or similar constituent documents of each Reorganized Loewen Subsidiary Debtor will be substantially in the forms of Exhibits IV.C.1.b(i) and IV.C.1.b(ii), respectively. The initial certificates of incorporation and the bylaws or similar constituent documents of each Reorganized Loewen Subsidiary Debtor, among other things, will prohibit the issuance of nonvoting equity securities to the extent required by section 1123(a) of the Bankruptcy Code. After the Effective Date or the effective time of any applicable Restructuring Transaction, each such entity may amend and restate its certificate of incorporation or bylaws or similar constituent documents as permitted by applicable state law, subject to the terms and conditions of such constituent documents.

         2.       DIRECTORS AND OFFICERS OF THE REORGANIZED DEBTORS

                  The initial board of directors and officers of Reorganized LGII and each of the Reorganized Loewen Subsidiary Debtors will consist of the individuals identified on Exhibit IV.C.2. Each such director and officer will serve from and after the Effective Date until his or her successor is duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the terms of the certificates of incorporation and bylaws or similar constituent documents of the applicable Reorganized Debtor and applicable state law. Exhibit IV.C.2 identifies the initial term for each director in accordance with the provisions of the Reorganized Debtors' respective certificates of incorporation and bylaws.

         3. NEW EMPLOYMENT, RETIREMENT, INDEMNIFICATION AND OTHER RELATED AGREEMENTS AND INCENTIVE COMPENSATION PROGRAMS

                  As of the Effective Date, the Reorganized Debtors will have authority to: (a) maintain, amend or revise existing employment, retirement, welfare, incentive, severance, indemnification and other agreements with their active directors, officers and employees, subject to the terms and conditions of any such agreement; and (b) enter into new employment, retirement, welfare, incentive, severance, indemnification and other agreements for active and retired employees. Reorganized LGII also will have authority to make the initial grants under the Equity Incentive Plan. Exhibit IV.C.3 provides (a) a list of the employment agreements and plans that will continue in effect from and after the Effective Date, (b) a description of the Equity Incentive Plan that will take effect as of the Effective Date, (c) a list of the initial grants to be made on the Effective Date pursuant to the Equity Incentive Plan and (d) a description of certain change in control agreements that will take effect as of the Effective Date. In addition, as part of the Reinvestment Transactions, TLGI will assign to Reorganized LGII or to a subsidiary specified by Reorganized LGII, and Reorganized LGII or such subsidiary will assume, TLGI's employment agreements with John S. Lacey, its Chairman, and Paul A. Houston, its President and Chief Executive Officer. As of the Effective Date, such employment agreements will be modified to provide that each of Mr. Lacey and Mr. Houston will receive a grant of stock options under the Equity Incentive Plan after the Effective Date exercisable to purchase 495,000 shares of New Common Stock. The Disclosure Statement provides a summary and description of the Debtors' employment, retirement, severance, indemnification and other related agreements and incentive compensation programs that are to take or remain in effect on or as of the Effective Date.

         4.       CORPORATE ACTION

                  The following events will occur and be effective as of the date specified in the documents effectuating the same or, if no such other date is specified in such documents, the Effective Date and will be authorized and approved in all respects and for all purposes without any requirement of further action by stockholders or directors of any of the Debtors: (a) the Restructuring Transactions; (b) the adoption of new or amended and restated certificates of incorporation and bylaws or similar constituent documents for the Reorganized Debtors; (c) the initial selection of directors and officers for Reorganized LGII and the Reorganized Loewen Subsidiary Debtors; (d) the entry into the Exit Financing Revolving Credit Facility and the Exit Financing Term Loan; (e) the distribution of cash pursuant to the Plan; (f) the issuance and distribution of New Five-Year Secured Notes, New Two-Year Unsecured Notes and New Seven-Year Unsecured Notes pursuant to the Plan; (g) the issuance and distribution of New Common Stock pursuant to the Plan; (h) the issuance and distribution of New Warrants pursuant to the Plan; (i) the adoption, execution, delivery and implementation of all contracts, leases, instruments, releases and other agreements or documents related to the Plan (including the New Five-Year Secured Notes Indenture, the New Two-Year Unsecured Notes Indenture, the New Seven-Year Unsecured Notes Indenture, the New Unsecured Subordinated Convertible Notes Indenture, the New Warrant Agreement, the Liquidating Trust Agreement and the New Registration Rights Agreement); (j) the adoption, execution and implementation of employment, retirement and indemnification agreements, incentive compensation programs, retirement income plans, welfare benefit plans and other employee plans and related agreements, including the Equity Incentive Plan and the plans and agreements listed or described on Exhibit IV.C.3; (k) the adoption, execution, delivery and implementation of the Blackstone Settlement Documents (including the Blackstone Settlement Agreement) and the issuance and delivery of the New Unsecured Subordinated Convertible Notes and New Common Stock pursuant to the Plan in connection therewith; (l) the assignment of the proceeds of the NAFTA Claims; (m) the assignment of the Liquidating Trust Assets; and (n) the other matters provided for under the Plan involving the corporate structure of any Debtor or Reorganized Debtor or corporate action to be taken by or required of any Debtor or Reorganized Debtor.

D. EXIT FINANCING REVOLVING CREDIT FACILITY AND EXIT FINANCING TERM LOAN; OBTAINING CASH FOR PLAN DISTRIBUTIONS: TRANSFERS OF FUNDS AMONG THE DEBTORS

                  On the Effective Date, the Reorganized Debtors are authorized to execute and deliver those documents necessary or appropriate to obtain the Exit Financing Revolving Credit Facility and the Exit Financing Term Loan. All cash necessary for the Reorganized Debtors to make payments pursuant to the Plan will be obtained from the Reorganized Debtors' cash balances and operations, the Exit Financing Revolving Credit Facility or the Exit Financing Term Loan. Cash payments to be made pursuant to the Plan will be made by Reorganized LGII; provided, however, that the Debtors and the Reorganized Debtors will be entitled to transfer funds between and among themselves as they determine to be necessary or appropriate to enable Reorganized LGII to satisfy its obligations under the Plan. Any Intercompany Claims resulting from such transfers will be accounted for and settled in accordance with the Debtors' historical intercompany account settlement practices.

E.       IMPLEMENTATION OF THE BLACKSTONE SETTLEMENT

                  On the Effective Date, the Reorganized Debtors are authorized to take any and all actions necessary or appropriate to consummate the Blackstone Settlement.

F.       PRESERVATION OF RIGHTS OF ACTION; RELEASES

         1. PRESERVATION OF RIGHTS OF ACTION BY THE DEBTORS AND THE REORGANIZED DEBTORS

                  Except as provided in the Plan or in any contract, instrument, release or other agreement entered into or delivered in connection with the Plan, in accordance with section 1123(b) of the Bankruptcy Code, the Reorganized Debtors or their successors will retain and may enforce any claims, demands, rights and causes of action that any Debtor or Estate may hold, including claims transferred to Reorganized LGII by TLGI on the Effective Date and the Retained Claims, against any person or entity. The Reorganized Debtors or their successors may pursue such retained claims, demands, rights or causes of action, as appropriate, in accordance with the best interests of the Reorganized Debtors or their successors holding such claims, demands, rights or causes of action. Further, the Reorganized Debtors or their successors retain their rights to File and pursue any adversary proceedings against any trade creditor or vendor related to debit balances or deposits owed to any Debtor. Notwithstanding the foregoing, on the Effective Date, the Reorganized Debtors and their successors will be deemed to waive and release any claims, rights or causes of action arising under section 547 of the Bankruptcy Code relating to preferential transfers held by any Debtor or Reorganized Debtor (including claims subject to a pending proceeding set forth on Exhibit IX.B.8) against any entity other than any Retained Claims.

         2.       GENERAL RELEASES

                  As of the Effective Date, in consideration for the obligations of the Debtors and the Reorganized Debtors under the Plan and the cash, New Five-Year Secured Notes, New Two-Year Unsecured Notes, New Seven-Year Unsecured Notes, New Unsecured Subordinated Convertible Notes, New Common Stock, New Warrants or interests in the Liquidating Trust to be distributed pursuant to the Plan, the settlement of certain issues relating to certain CTA Note Claims and other contracts, instruments, releases, agreements or documents to be entered into or delivered by the Debtors or the Reorganized Debtors in connection with the Plan, (a) each holder of a Claim or Interest that votes in favor of the Plan, (b) to the fullest extent permissible under applicable law, as such law may be extended or interpreted subsequent to the Effective Date, each entity that has held, holds or may hold a Claim or Interest or at any time was a creditor or stockholder of any of the Debtors and that does not vote on the Plan or votes against the Plan and (c), solely as to clause (ii) below, each Debtor, Reorganized Debtor and other Loewen Company will be deemed to forever release, waive and discharge all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities (other than the right to enforce the Debtors' or the Reorganized Debtors' obligations under the Plan and the contracts, instruments, releases, agreements and documents delivered thereunder), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising in law, equity or otherwise, that are based in whole or in part on any act, omission, transaction or other occurrence taking place on or prior to the Effective Date in any way relating to a Debtor, the Reorganization Cases, the Plan, the CTA or the CTA Note Claims that such entity has, had or may have against (i) any Debtor or other Loewen Company and each of their respective present or former directors, officers, employees, attorneys, accountants, financial advisors and agents, acting in such capacity, and (ii) the members of the Creditors' Committee, each Indenture Trustee, each Principal CTA Creditor, each holder of a CTA Note Claim and each of their respective present or former directors, officers, employees, attorneys, accountants, financial advisors and agents, acting in such capacity (including all claims alleged in Adversary Proceeding No. 00-01181, which will be deemed dismissed with prejudice) (which release will be in addition to the discharge of Claims and termination of Interests provided herein and under the Confirmation Order and the Bankruptcy
Code). Notwithstanding the foregoing no Tolling Party will be released under this Section IV.F.2.

         3.       RELEASES RELATED TO THE CTA; LIMITED INDEMNITY OF INDENTURE
                  TRUSTEE

                  a. As of the Effective Date, and upon cancellation of the CTA as provided in Section IV.I, each Indenture Trustee, the CTA Trustee and each holder of a CTA Note Claim will be deemed to forever release, waive and discharge each Loewen Company, including as a Pledgor under the CTA, from any claims, demands, rights or causes of action in respect to any rights or claims under or in respect to the CTA and CTA Note Claims (other than the right to enforce the Debtors' or the Reorganized Debtors' obligations under the Plan and the contracts, instruments, releases, agreements and documents delivered thereunder), all of such claims having been settled and discharged through the respective distributions to holders of Claims in Class 5, Class 6 or Class 7.

                  b. As of the Effective Date, each holder of a CTA Note Claim, each Indenture Trustee and each Principal CTA Creditor will be deemed to forever release, waive and discharge each other holder of a CTA Note Claim, each Indenture Trustee, each Principal CTA Creditor and each of their respective present or former directors, officers, employees, attorneys, accountants, financial advisors and agents, acting in such capacity, from any claims, demands, rights or causes of action in respect to the treatment and distributions under the Plan or otherwise in respect of the CTA or the CTA Note Claims or payments thereon, all of such claims, demands, rights and causes of actions having been settled as part of the settlement embodied in the Plan, and any right, duty or obligation, contractual or otherwise, of any Indenture Trustee to initiate or continue any action or proceeding in respect to the CTA or CTA Note Claims or the status thereof under the CTA will be deemed to have been waived, released and discharged as of the Effective Date. Notwithstanding the foregoing, no Tolling Party will be released under this Section IV.F.3.b.

                  c. As of the Effective Date, the Debtors will be deemed to forever release, waive and discharge any and all avoidance or recovery action under sections 510, 542, 544, 545, 547, 548, 549, 550, 551 or
         553 of the Bankruptcy Code against all persons and entities in respect to any CTA Note Claim or in respect of any payment thereon (including avoidance claims subject to a proceeding set forth on Exhibit IX.B.8, which will be deemed dismissed with prejudice).

                  d. Notwithstanding the cancellation of the Prepetition Indentures under Section IV.I, subject to the limitations in this
         Section IV.C.3.d, the obligation of any Debtor to indemnify the Indenture Trustees under the respective Prepetition Indenture shall continue in effect after the Effective Date and be performed by Reorganized LGII but in any case only for the reimbursement of reasonable attorneys' fees and expenses (net of any amounts recovered from adverse parties thereto) of an Indenture Trustee incurred in connection with the successful defense through dismissal or "take-nothing" judgment by such Indenture Trustee of an action by a holder of a Public Note against such Indenture Trustee for an action or omission by such Indenture Trustee relating to the settlement of the issues concerning the status of certain CTA Note Claims under the CTA including the CTA Issue and the matters that are the subject of Adversary Proceeding No. 00-01181 pending before the Bankruptcy Court. In no event will Reorganized LGII be obligated to make any reimbursement under this Section IV.C.3.d to all Indenture Trustees in the aggregate in excess of $1,000,000.

         4.       RELEASES IN CONNECTION WITH THE BLACKSTONE SETTLEMENT

                  On the Effective Date and as part of the Blackstone Settlement, the Blackstone Release will become effective.

         5.       1994 PLAN RELEASE

                  To the extent not otherwise settled or resolved prior to the Effective Date, the Debtors will release each participant (other than Raymond L. Loewen) in the 1994 Plan from any and all claims of the Debtors against such participant arising from the financing of such participant's purchase of an option to purchase MEIPs Debentures pursuant to the 1994 Plan, subject, however, to the execution and delivery by such participant on or prior to the Effective Date of a release of the Loewen Companies from any and all Claims of such participant related to the 1994 Plan or such participant's participation therein.

         6.       RESERVATION OF CERTAIN THIRD-PARTY CTA CLAIMS

                  a. Except as provided in Section IV.F.2 or IV.F.3, any claims, demands, rights and causes of action that any holder of a CTA Note Claim may have against Tolling Parties or other third parties with respect to the CTA ("Reserved CTA Claims") are reserved and will not be affected by Confirmation or the occurrence of the Effective Date. Claims, demands, rights and causes of action against all persons and entities that are the beneficiaries of the release provided in Section IV.F.2 or the release provided in Section IV.F.3 do not constitute Reserved CTA Claims.

                  b. Reserved CTA Claims of any holder of a CTA Note Claim shall in no way be prejudiced or adversely affected by virtue of the fact that any holder of any such claim voted in favor of the Plan, did not challenge the treatment of its Claim or its recovery under the Plan, did not pursue to conclusion its claims or defenses in Adversary Proceeding No. 00-01181 pending before the Bankruptcy Court, or otherwise did not fully pursue any rights that it may have had with respect to its CTA Note Claim before the Bankruptcy Court.

G.       CONTINUATION OF CERTAIN EMPLOYEE BENEFIT PLANS

                  From and after the Effective Date, the Reorganized Debtors intend to continue (or continue as modified or replaced) their existing employee benefit policies, plans and agreements identified on Exhibit IV.C.3 and any issuances of New Common Stock thereunder shall be deemed to have been issued in accordance with section 1145(a) of the Bankruptcy Code.

H.       LIMITATIONS ON AMOUNTS TO BE DISTRIBUTED TO HOLDERS OF ALLOWED INSURED
         CLAIMS

                  Distributions under the Plan to each holder of an Allowed Insured Claim will be in accordance with the treatment provided under the Plan for the Class or Division in which such Allowed Insured Claim is classified, but solely to the extent that such Allowed Insured Claim is not satisfied from proceeds payable to the holder thereof under any pertinent insurance policies and applicable law. Nothing in this Section IV.H will constitute a waiver of any claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action or liabilities that any entity may hold against any other entity, including the Debtors' insurance carriers.

I.       CANCELLATION AND SURRENDER OF INSTRUMENTS, SECURITIES AND OTHER
         DOCUMENTATION

                  Except as provided in any contract, instrument or other agreement or document entered into or delivered in connection with the Plan, on the Effective Date and immediately following the applicable distributions made pursuant to Article III, the CTA, the BMO Revolving Credit Facility, the MEIP Credit Facility, the Public Notes, the Prepetition Indentures, the Series D Notes, the Series E Notes, the Prepetition Note Agreements and the O'Keefe Notes and any guaranties or other obligation in respect thereof will be canceled and of no further force and effect, without any further action on the part of any Debtor or Reorganized Debtor and any and all collateral in respect thereof will be released. Upon such cancellation, the CTA Trustee will turn over to Reorganized LGII or as otherwise directed by Reorganized LGII any collateral held by the CTA Trustee under the CTA. Immediately thereafter, the LGII Old Stock, the Old Stock of the Non-Ownership Regulated Debtors owned by any person or entity (other than a Loewen Company) and the MIPS and other partnership interests of LGCLP shall be deemed canceled and of no further force without any further action on the part of any Debtor or Reorganized Debtor. Notwithstanding the foregoing, (i) the applicable provisions of the Prepetition Indentures shall continue in effect (1) solely for the purposes of permitting the respective Indenture Trustee to make the distributions to be made in respect to the Public Notes as contemplated by Section VI.B, (2) to the extent such provisions provide that a court may require in any suit against and Indenture Trustee an undertaking by a party litigant in such suit to pay costs of such suit or that a court may assess reasonable costs, including reasonable attorneys' fees against a party litigant and (3) to the extent provided in Section IV.F.3.d, and (ii) the reimbursement and indemnification provisions contained in Section 11.8 of the BMO Revolving Credit Facility and Section 7.05 of the MEIP Credit Facility shall continue in effect and shall not be canceled. The holders of or parties to such canceled instruments, securities and other documentation will have no rights arising from or relating to such instruments, securities and other documentation or the cancellation thereof, except the rights provided pursuant to the Plan; provided, however, that no distribution under the Plan will be made to or on behalf of any holder of an Allowed Claim evidenced by such canceled instruments or securities unless and until such instruments or securities are received by the applicable Disbursing Agent to the extent required in Section VI.J.

J.       NEW REGISTRATION RIGHTS AGREEMENT

                  On the Effective Date, Reorganized LGII and certain holders of New Common Stock that are parties thereto will execute and deliver the New Registration Rights Agreement substantially in the form of Exhibit IV.J.

K.       NEW WARRANT AGREEMENT

                  On the Effective Date, Reorganized LGII and the warrant agent thereunder will execute and deliver the New Warrant Agreement substantially in the form of Exhibit IV.K.

L.       NEW TAX SHARING AGREEMENT

                  On the Effective Date, Reorganized LGII, the Reorganized Loewen Subsidiary Debtors and certain of the other Loewen Companies will execute and deliver the New Tax Sharing Agreement substantially in the form of Exhibit IV.L.

M.       RELEASE OF LIENS

                  Except as otherwise provided in the Plan or in any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan, on the Effective Date and concurrently with the applicable distributions made pursuant to Article III, all mortgages, deeds of trust, liens or other security interests against the property of any Estate will be fully released and discharged, and all of the right, title and interest of any holder of such mortgages, deeds of trust, liens or other security interests, including any rights to any collateral thereunder, will revert to the applicable Reorganized Debtor and its successors and assigns.

N. EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS; EXEMPTION FROM CERTAIN TRANSFER TAXES

                  The Chairman of the Board, Chief Executive Officer, President, Executive Vice President, Chief Financial Officer, Chief Operating Officer, Senior Vice President or any Vice President of each Debtor or Reorganized Debtor will be authorized to execute, deliver, file or record such contracts, instruments, releases and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and implement the provisions of the Plan. The Secretary or any Assistant Secretary of each Debtor or Reorganized Debtor will be authorized to certify or attest to any of the foregoing actions. Pursuant to section 1146(c) of the Bankruptcy Code, the following will not be subject to any stamp tax, real estate transfer tax, vehicle transfer tax or similar tax: (1) the issuance, transfer or exchange of New Five-Year Secured Notes, New Two-Year Unsecured Notes, New Seven-Year Unsecured Notes, New Common Stock or New Warrants; (2) the execution and delivery of the Liquidating Trust Agreement and the distribution of interests in the Liquidating Trust; (3) the creation of any mortgage, deed of trust, lien or other security interest; (4) the making or assignment of any lease or sublease; (5) the execution and delivery of the Exit Financing Revolving Facility and the Exit Financing Term Loan; (6) any Restructuring Transaction; (7) the execution and delivery of the Blackstone Settlement Documents (including the Blackstone Settlement Agreement) or the issuance of the New Unsecured Subordinated Convertible Notes and New Common Stock in connection therewith; or (8) the making or delivery of any deed or other instrument of transfer under, in furtherance of or in connection with the Plan or the sale or other disposition of any Disposition Properties, including the transfer of certain of TLGI's assets to LGII, the transfer of the Liquidating Trust Assets to the Liquidating Trust, any merger agreements, agreements of consolidation, restructuring, disposition, liquidation or dissolution, deeds, bills of sale or assignments executed in connection with any Restructuring Transaction or otherwise pursuant to, or as contemplated by, the Plan.

                                   ARTICLE V

                        TREATMENT OF EXECUTORY CONTRACTS
                              AND UNEXPIRED LEASES

A.       EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE ASSUMED OR ASSUMED AND
         ASSIGNED

         1.       ASSUMPTION AND ASSIGNMENT GENERALLY

                  Except as otherwise provided in the Plan or in any contract, instrument, release or other agreement or document entered into in connection with the Plan, on the Effective Date, pursuant to section 365 of the Bankruptcy Code, the applicable Debtor or Debtors will assume or assume and assign each Executory Contract and

Unexpired Lease including the Rose Hills Put/Call Agreement and those listed on Exhibits V.A.1 and V.A.3, but excluding those listed on Exhibit V.C; provided, however, that the Debtors or Reorganized Debtors reserve the right, at any time through and including 90 days after the Effective Date, or, in the case of any Unresolved Michigan Cemetery Contracts, at any time through and including 90 days after entry of a Final Order in Adversary Proceeding No. 00-929 pending before the Bankruptcy Court, to amend Exhibit V.A.1 or V.A.3 to: (a) delete any Executory Contract or Unexpired Lease listed therein, thus providing for its rejection pursuant to Section V.C; or (b) add any Executory Contract or Unexpired Lease thereto, thus providing for its assumption or assumption and assignment pursuant to this Section V.A. The Debtors or Reorganized Debtors will provide notice of any amendments to Exhibit V.A.1 or V.A.3 to the parties to the Executory Contracts or Unexpired Leases affected thereby and, if prior to the Effective Date, to the parties on the then-applicable service list in the Reorganization Cases (including counsel to the Creditors' Committee). Listing a contract or lease on Exhibit V.A.1 or V.A.3 will not constitute an admission by a Debtor or Reorganized Debtor that a Debtor or Reorganized Debtor has any liability thereunder or that such contract or lease is executory.

         2. ASSUMPTIONS AND ASSIGNMENTS OF REAL PROPERTY EXECUTORY CONTRACTS AND UNEXPIRED LEASES

                  Each (a) Real Property Executory Contract and Unexpired Lease and (b) Executory Contract or Unexpired Lease assumed under Section V.A will include any modifications, amendments, supplements, restatements or other agreements made directly or indirectly by any agreement, instrument or other document that in any manner affects such contract or lease, irrespective of whether such agreement, instrument or other document is listed on Exhibit V.A.1 or V.A.3, unless any such modification, amendment, supplement, restatement or other agreement is rejected pursuant to Section V.C and is listed on Exhibit V.C.

         3.       ASSIGNMENTS RELATED TO THE RESTRUCTURING TRANSACTIONS

                  Any Executory Contract or Unexpired Lease (including those listed on Exhibit V.A.3 and any related agreements as described in Sections I.A.147 and V.A.2) to be held by any Debtor or another surviving, resulting or acquiring corporation in an applicable Restructuring Transaction will be deemed assigned to the applicable entity, pursuant to section 365 of the Bankruptcy Code, as of the Effective Date (irrespective of when the applicable Restructuring Transaction is effected). Nothing in this Section V.A.3 shall restrict, modify or otherwise limit the Debtors' or Reorganized Debtors' right to amend Exhibit V.A.1, V.A.3 or V.C in accordance with Sections V.A.1 and V.C, respectively.

         4.       APPROVAL OF ASSUMPTIONS AND ASSIGNMENTS

                  The Confirmation Order will constitute an order of the Bankruptcy Court approving the assumptions and assignments described in this
Section V.A and Section V.E, pursuant to section 365 of the Bankruptcy Code, as of the Effective Date. An order of the Bankruptcy Court entered on or prior to the Confirmation Date will specify the procedures for providing notice to each party whose Executory Contract or Unexpired Lease is being assumed or assumed and assigned pursuant to the Plan of: (a) the contract or lease being assumed or assumed and assigned; (b) the Cure Amount Claim, if any, that the applicable Debtor believes it would be obligated to pay in connection with such assumption; and (c) the procedures for such party to object to the assumption or assumption and assignment of the applicable contract or lease or the amount of the proposed Cure Amount Claim.

B.       PAYMENTS RELATED TO THE ASSUMPTION OF EXECUTORY CONTRACTS AND UNEXPIRED
         LEASES

                  To the extent that such Claims constitute monetary defaults, the Cure Amount Claims associated with each Executory Contract and Unexpired Lease to be assumed pursuant to the Plan will be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, at the option of the Debtor assuming such contract or lease or the assignee of such Debtor, if any: (1) by payment of the Cure Amount Claim in cash on the Effective Date; (2) after the Effective Date, as soon as practicable after the amendment of Exhibit V.A.1 or V.A.3, as applicable, providing for the assumption or assumption and assignment of the Executory Contract or Unexpired Lease; or (3) on such other terms as are agreed to by the parties to such Executory Contract or Unexpired Lease. If there is a dispute regarding (1) the amount of any Cure Amount Claim, (2) the ability of the applicable Reorganized Debtor or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the

Bankruptcy Code) under the contract or lease to be assumed or (3) any other matter pertaining to assumption or assumption and assignment of such contract or lease, the payment of any Cure Amount Claim required by section 365(b)(1) of the Bankruptcy Code will be made following the entry of a Final Order resolving the dispute and approving the assumption. For assumptions of Executory Contracts or Unexpired Leases between Debtors, the Reorganized Debtor assuming such contract may cure any monetary default (1) by treating such amount as either a direct or indirect contribution to capital or distribution (as appropriate) or (2) through an intercompany account balance in lieu of payment in cash.

C.       EXECUTORY CONTRACTS AND UNEXPIRED LEASES TO BE REJECTED

                  On the Effective Date, except for an Executory Contract or Unexpired Lease that was previously assumed, assumed and assigned or rejected by an order of the Bankruptcy Court or that is assumed pursuant to Section V.A or V.E (including any related agreements assumed pursuant to Sections I.A.147 and V.A.2), each Executory Contract and Unexpired Lease listed on Exhibit V.C. that has not previously expired or terminated pursuant to its own terms will be rejected pursuant to section 365 of the Bankruptcy Code; provided, however, that the Debtors or Reorganized Debtors reserve the right, at any time through and including 90 days after the Effective Date or, in the case of any Unresolved Michigan Cemetery Contracts, at any time through and including 90 days after entry of a Final Order in Adversary Proceeding No. 00-929 pending before the Bankruptcy Court, to amend Exhibit V.C to: (1) delete any Executory Contract or Unexpired Lease listed therein, thus providing for its assumption or assumption and assignment pursuant to Section V.A; or (2) add any Executory Contract or Unexpired Lease thereto, thus providing for its rejection pursuant to this
Section V.C. The Debtors or Reorganized Debtors will provide notice of any amendments to Exhibit V.C to the parties to the Executory Contracts or Unexpired Leases affected thereby and, if prior to the Effective Date, to the parties on the then-applicable service list in the Reorganization Cases (including counsel to the Creditors' Committee). Listing a contract or lease on Exhibit V.C will not constitute an admission by a Debtor or Reorganized Debtor that a Debtor or Reorganized Debtor has any liability thereunder or that such contract or lease is executory. The Confirmation Order will constitute an order of the Bankruptcy Court approving such rejections, pursuant to section 365 of the Bankruptcy Code, as of the Effective Date.

D.       BAR DATE FOR REJECTION DAMAGES

                  Notwithstanding anything in the Bar Date Order to the contrary, if the rejection of an Executory Contract or Unexpired Lease pursuant to Section V.C gives rise to a Claim (including any Claims arising from those indemnification obligations described in Section V.E.2) by the other party or parties to such contract or lease, such Claim will be forever barred and will not be enforceable against the Debtors, the Reorganized Debtors, their respective successors or their respective properties unless a proof of Claim is Filed and served on the Reorganized Debtors, pursuant to the procedures specified in the Confirmation Order and the notice of the entry of the Confirmation Order or another order of the Bankruptcy Court, no later than: (1) 30 days after the Effective Date; or (2) if Exhibit V.C is amended after the Effective Date to provide for the rejection of the Executory Contract or Unexpired Lease, 30 days after the Debtors or Reorganized Debtors serve notice of such amendment.

E.       OBLIGATIONS TO INDEMNIFY DIRECTORS, OFFICERS AND EMPLOYEES

     1. The obligations of each Debtor or Reorganized Debtor to indemnify any person who was serving as one of its directors, officers or employees as of December 31, 2000 by reason of such person's prior or future service in such a capacity or as a director, officer or employee of another corporation, partnership or other legal entity, to the extent provided in the applicable certificates of incorporation, bylaws or similar constituent documents, by statutory law or by written agreement, policies or procedures of or with such Debtor, will be deemed and treated as executory contracts that are assumed by the applicable Debtor or Reorganized Debtor pursuant to the Plan and section 365 of the Bankruptcy Code as of the Effective Date, to the extent that the provision of such indemnification is authorized by the certificate of incorporation or similar constituent document of the applicable Reorganized Debtor. Accordingly, such indemnification obligations will survive and be unaffected by entry of the Confirmation Order, irrespective of whether such indemnification is owed for an act or event occurring before or after the Petition Date.

     2. The obligations of each Debtor or Reorganized Debtor to indemnify any person who, as of December 31, 2000, was no longer serving as a director, officer or employee of such Debtor or Reorganized Debtor, which indemnity obligation arose by reason of such person's prior service in any such capacity or as a director, officer or employee of another corporation, partnership or other legal entity, whether provided in the applicable certificates of incorporation, bylaws or similar constituent documents, by statutory law or by written agreement, policies or procedures of or with such Debtor, will terminate and be discharged pursuant to section 502(e) of the Bankruptcy Code or otherwise, as of the Effective Date; provided, however, that to the extent that such indemnification obligations no longer give rise to contingent Claims that can be disallowed pursuant to section 502(e) of the Bankruptcy Code, such indemnification obligations will be deemed and treated as executory contracts that are rejected by the applicable Debtor pursuant to the Plan and section 365 of the Bankruptcy Code, as of the Effective Date, and any Claims arising from such indemnification obligations (including any rejection damage claims) will be subject to the bar date provisions of Section V.D.

F.       CONTRACTS AND LEASES ENTERED INTO AFTER THE PETITION DATE

                  Contracts and leases entered into after the Petition Date by any Debtor, including any Executory Contracts and Unexpired Leases assumed by such Debtor, will be performed by the Debtor or Reorganized Debtor liable thereunder in the ordinary course of its business. Accordingly, such contracts and leases (including any assumed Executory Contracts and Unexpired Leases) will survive and remain unaffected by entry of the Confirmation Order.

G.       NAFTA CONTINGENCY FEE AGREEMENT AND NAFTA ARBITRATION AGREEMENT

                  As of the Effective Date and as part of the Reinvestment Transaction, TLGI will assign to Reorganized LGII, and Reorganized LGII will assume the NAFTA Contingency Fee Agreement and the NAFTA Arbitration Agreement.

                                   ARTICLE VI

                       PROVISIONS GOVERNING DISTRIBUTIONS

A.       DISTRIBUTIONS FOR CLAIMS ALLOWED AS OF THE EFFECTIVE DATE

         1.       DISTRIBUTIONS TO BE MADE ON THE EFFECTIVE DATE

                  Except as otherwise provided in this Article VI, distributions of cash, New Five-Year Secured Notes, New Two-Year Unsecured Notes, New Seven-Year Unsecured Notes, New Unsecured Subordinated Convertible Notes, New Common Stock, New Warrants or interests in the Liquidating Trust to be made on the Effective Date to holders of Claims or Interests that are allowed as of the Effective Date will be deemed made on the Effective Date if made on the Effective Date or as promptly thereafter as practicable, but in any event no later than: (a) 60 days after the Effective Date; or (b) such later date when the applicable conditions of Section V.B (regarding cure payments for Executory Contracts and Unexpired Leases being assumed), Section VI.E.2 (regarding undeliverable distributions) or Section VI.J (regarding surrender of canceled instruments and securities) are satisfied. Distributions on account of Claims that become Allowed Claims after the Effective Date will be made pursuant to Sections VI.H and VII.C.

         2. DISTRIBUTIONS ON THE EFFECTIVE DATE IN RESPECT OF CLASS 11 UNSECURED NONPRIORITY CLAIMS

                  From and after the Effective Date, New Common Stock and New Warrants, if any, to be distributed on account of each Division of Class 11 Claims (and any cash generated from dividends or distributions thereon) (a) will be maintained by and in the name of the applicable Disbursing Agent in the applicable Unsecured Claims Reserve in accordance with Article VII and held in trust pending distribution by the Disbursing Agent for the benefit of the holders of such Claims in such Division, (b) will be accounted for separately and (c) will not constitute property of any of the Reorganized Debtors. New Common Stock and New Warrants to be issued and distributed on account of Class 9 Claims will be deemed issued on the Effective Date, irrespective of the date on which it actually is distributed.

B.       METHOD OF DISTRIBUTIONS TO HOLDERS OF CLAIMS

                  Reorganized LGII, or such Third Party Disbursing Agents as Reorganized LGII may employ in its sole discretion, will make all distributions of cash, New Five-Year Secured Notes, New Two-Year Unsecured Notes, New Seven-Year Unsecured Notes, New Unsecured Subordinated Convertible Notes, New Common Stock or New Warrants and other instruments or documents required under the Plan. The respective Indenture Trustees will serve as a Third Party Disbursing Agent for each series of Public Notes and, subject to the requirements of Section VI.F will make distributions in accordance with the terms of the respective Prepetition Indenture. Each Disbursing Agent will serve without bond, and any Disbursing Agent may employ or contract with other entities to assist in or make the distributions required by the Plan.

C.       COMPENSATION AND REIMBURSEMENT FOR SERVICES RELATED TO DISTRIBUTIONS

                  Each Third Party Disbursing Agent providing services related to distributions pursuant to the Plan will receive from Reorganized LGII, without further Bankruptcy Court approval, reasonable compensation for such services and reimbursement of reasonable out-of-pocket expenses incurred in connection with such services. These payments will be made on terms agreed to with Reorganized LGII and will not be deducted from distributions to be made pursuant to the Plan to holders of Allowed Claims (including any distributions of Cash Investment Yield) receiving distributions from a Third Party Disbursing Agent.

D.       PROVISIONS GOVERNING THE UNSECURED CLAIMS RESERVE

         1.       FUNDING OF THE UNSECURED CLAIMS RESERVE

                  On the Effective Date, the respective number of Reserved Warrants, if any, and Reserved Shares will be placed in the applicable Unsecured Claims Reserve by Reorganized LGII for the benefit of holders of Allowed Claims in each Division of Class 11.

         2.       PROPERTY HELD IN UNSECURED CLAIMS RESERVE

                  a.       DIVIDENDS AND DISTRIBUTIONS

                  Cash dividends and other distributions on account of New Common Stock to be held in an Unsecured Claims Reserve will be transferred to the respective Unsecured Claims Reserve concurrently with the transfer of such dividends and other distributions to other holders of New Common Stock. Cash held in an Unsecured Claims Reserve as a result of such dividends and other distributions (i) will be deposited in a segregated bank account in the name of the applicable Disbursing Agent and held in trust pending distribution by the Disbursing Agent for the benefit of holders of the respective Division of Class 11 Claims, (ii) will be accounted for separately and (iii) will not constitute property of the Reorganized Debtors. The Disbursing Agent will invest the cash held in the Unsecured Claims Reserve in a manner consistent with the Reorganized Debtors' investment and deposit guidelines. The Disbursing Agent also will place in the Unsecured Claims Reserve the Cash Investment Yield from such investment of cash, and distributions on account of each Allowed Claim in Class 11 will include a Pro Rata share of the Cash Investment Yield from such investment of cash.

                  b.       RECOURSE

                  Each holder of an Allowed Claim (or a Disputed Claim that ultimately becomes an Allowed Claim) in Class 11 will have recourse only to the undistributed cash, New Common Stock and New Warrants held in the applicable Unsecured Claims Reserve for satisfaction of the distributions to which holders of that Division of Allowed Claims in Class 11 are entitled under the Plan, and not to any Reorganized Debtor, its property or any assets previously distributed on account of any Allowed Claim.

E.       DELIVERY OF DISTRIBUTIONS AND UNDELIVERABLE OR UNCLAIMED DISTRIBUTIONS

         1.       DELIVERY OF DISTRIBUTIONS

                  a.       GENERALLY

                  Except as provided in Section VI.E.1.b, distributions to holders of Allowed Claims or Allowed Interests will be made by a Disbursing Agent (i) at the addresses set forth on the respective proofs of Claim Filed by holders of such Claims, (ii) at the addresses set forth in any written certification of address change delivered to the Disbursing Agent (including pursuant to a letter of transmittal delivered to a Disbursing Agent) after the date of Filing of any related proof of Claim or (iii) at the addresses reflected in the applicable Debtor's Schedules if no proof of Claim has been Filed and the Disbursing Agent has not received a written notice of a change of address.

                  b. SPECIAL PROVISIONS FOR DISTRIBUTIONS TO HOLDERS OF PUBLIC NOTE CLAIMS

                  Subject to the requirements of Section VI.J, distributions to holders of Allowed Public Note Claims will be made by a Disbursing Agent to the record holders of the Public Notes as of the Distribution Record Date, as identified on a record holder register to be provided to the Disbursing Agent by the applicable Indenture Trustee within five Business Days after the Distribution Record Date. Such record holder register: (i) will provide the name, address and holdings of each respective registered holder of Public Notes as of the Distribution Record Date; and (ii) must be consistent with such Indenture Trustee's Allowed proof of Claim. Each entry on such record holder register will be treated as an Allowed Class 5, Class 6 or Class 7 Claim, as the case may be, for purposes of distributions made pursuant to this Article VI.

                  c. SPECIAL PROVISIONS FOR DISTRIBUTIONS TO HOLDERS OF CREDIT FACILITY CLAIMS

                  Subject to the requirements of Section VI.J, distributions to holders of Allowed Claims arising under the BMO Revolving Credit Facility or the MEIP Credit Facility will be made by a Disbursing Agent to the holders of such Claims as of the Distribution Record Date, as identified on a register to be provided to the Disbursing Agent by the administrative agent under the respective credit agreement within five Business Days after the Distribution Record Date. Such register: (i) will provide the name, address and claim amount of each respective holder of such Claims as of the Distribution Record Date; and
(ii) must be consistent with such Allowed proof of Claim filed by the administrative agent under the respective credit agreement and Exhibit III.C.

         2.       UNDELIVERABLE DISTRIBUTIONS HELD BY DISBURSING AGENTS

                  a. HOLDING AND INVESTMENT OF UNDELIVERABLE DISTRIBUTIONS; UNDELIVERED NEW COMMON STOCK

                           i. If any distribution to a holder of an Allowed
                  Claim or Allowed Interest is returned to a Disbursing Agent as undeliverable, no further distributions will be made to such holder unless and until the applicable Disbursing Agent is notified by written certification of such holder's then-current address. Subject to Section VI.E.2.c, undeliverable distributions will remain in the possession of the applicable Disbursing Agent pursuant to this Section VI.E.2.a.i until such time as a distribution becomes deliverable. Undeliverable cash (including dividends or other distributions on account of undeliverable New Common Stock) will be held in segregated bank accounts in the name of the applicable Disbursing Agent for the benefit of the potential claimants of such funds. Any Disbursing Agent holding undeliverable cash will invest such cash in a manner consistent with the Reorganized Debtors' investment and deposit guidelines. Undeliverable New Common Stock or New Warrants will be held by the applicable Disbursing Agent for the benefit of the potential claimants of such securities.

                           ii. Pending the distribution of any New Common Stock,
                  the applicable Disbursing Agent will cause all of the New Common Stock held by it in its capacity as Disbursing Agent to be (A) represented in person or by proxy at each meeting of the stockholders of Reorganized LGII,

                  (B) voted in any election of directors of Reorganized LGII for the nominees recommended by the board of directors of Reorganized LGII and (C) voted with respect to any other matter as recommended by the board of directors of Reorganized LGII.

                  b.       AFTER DISTRIBUTIONS BECOME DELIVERABLE

                  On each Quarterly Distribution Date, the applicable Disbursing Agents will make all distributions that become deliverable to holders of Allowed Claims or Allowed Interests during the preceding calendar quarter. Each such distribution will include, to the extent applicable: (i) a Pro Rata share of dividends or other distributions, if any, that were previously paid to the Disbursing Agent in respect of any New Common Stock included in such distribution; and (ii) a Pro Rata share of the Cash Investment Yield from the investment of any undeliverable cash (including dividends or other distributions on undeliverable New Common Stock) from the date that such distribution would have first been due had it then been deliverable to the date that such distribution becomes deliverable.

                  c.       FAILURE TO CLAIM UNDELIVERABLE DISTRIBUTIONS

                  Any holder of an Allowed Claim or Allowed Interest that does not assert a claim pursuant to the Plan for an undeliverable distribution to be made by a Disbursing Agent within two years after the later of (i) the Effective Date and (ii) the last date on which a distribution was deliverable to such holder will have its claim for such undeliverable distribution discharged and will be forever barred from asserting any such claim against the Reorganized Debtors or their respective property. In such cases with respect to Allowed Claims or Allowed Interests in any Division of Class 11: (i) unclaimed cash, New Common Stock and New Warrants will be retained in the applicable Unsecured Claims Reserve for Pro Rata redistribution to holders of Allowed Claims in such Division, pursuant to Section VI.H.2.b; and (ii) for purposes of this redistribution, each Allowed Claim in such Division of Class 11 for which such distributions are undeliverable will be deemed disallowed in its entirety. In such cases with respect to Allowed Claims in any Class other than Class 11, unclaimed distributions will become property of Reorganized LGII, free of any restrictions thereon, and any such unclaimed distribution held by a Third Party Disbursing Agent will be returned to Reorganized LGII. Nothing contained in the Plan will require any Debtor, Reorganized Debtor or Disbursing Agent to attempt to locate any holder of an Allowed Claim or an Allowed Interest.

F.       DISTRIBUTION RECORD DATE

         1. A Disbursing Agent will have no obligation to recognize the transfer of, or the sale of any participation in, any Allowed Claim that occurs after the close of business on the Distribution Record Date and will be entitled for all purposes herein to recognize and make distributions only to those holders of Allowed Claims that are holders of such Claims, or participants therein, as of the close of business on the Distribution Record Date.

         2. As of the close of business on the Distribution Record Date, the respective transfer registers for the Public Notes, as maintained by the Debtors or the Indenture Trustee, will be closed. The applicable Disbursing Agent will have no obligation to recognize the transfer or sale of any Public Note Claim that occurs after the close of business on the Distribution Record Date and will be entitled for all purposes herein to recognize and make distributions only to those holders of Public Note Claims who are holders of such Claims as of the close of business on the Distribution Record Date.

         3. Except as otherwise provided in a Final Order of the Bankruptcy Court, the transferees of Claims that are transferred pursuant to Bankruptcy Rule 3001 on or prior to the Distribution Record Date will be treated as the holders of such Claims for all purposes, notwithstanding that any period provided by Bankruptcy Rule 3001 for objecting to such transfer has not expired by the Distribution Record Date.

G.       MEANS OF CASH PAYMENTS

                  Except as otherwise specified herein, cash payments made pursuant to the Plan will be in U.S. currency by checks drawn on a domestic bank selected by the applicable Debtor or Reorganized Debtor or, at the option of the applicable Debtor or Reorganized Debtor, by wire transfer from a domestic bank; provided, however, that cash payments to foreign holders of Allowed Trade Claims may be made, at the option of the applicable Debtor or Reorganized Debtor, in such funds and by such means as are necessary or customary in a particular foreign jurisdiction.

H.       TIMING AND CALCULATION OF AMOUNTS TO BE DISTRIBUTED

         1.       ALLOWED CLAIMS IN CLASSES OTHER THAN CLASS 11

                  Subject to Section VI.A, on the Effective Date, each holder of an Allowed Claim or Allowed Interest in a Class other than Class 11 will receive the full amount of the distributions that the Plan provides for Allowed Claims or Allowed Interests in the applicable Class. On each Quarterly Distribution Date, distributions also will be made, pursuant to Section VII.C, to holders of Disputed Claims in any such Class that were allowed during the preceding calendar quarter. Such quarterly distributions also will be in the full amount that the Plan provides for Allowed Claims in the applicable Class.

         2.       ALLOWED CLAIMS IN CLASS 11

                  a.       INITIAL DISTRIBUTIONS

                  The amount of distributions to be made on the Effective Date (subject to Section VI.A) to holders of Allowed Claims in a Division of Class 11 on account of such Claims will be made from the applicable Unsecured Claims Reserve and will be calculated as if each Disputed Claim in such Division were an Allowed Claim in its Face Amount. On each Quarterly Distribution Date, distributions also will be made, pursuant to Section VII.C, to holders of Disputed Claims in a Division of Class 11 that were allowed during the preceding calendar quarter. Such quarterly distributions also will be calculated pursuant to the provisions set forth in this Section VI.H.2.a.

                  b. ADDITIONAL DISTRIBUTIONS ON ACCOUNT OF PREVIOUSLY ALLOWED CLAIMS

                  On the fourth Quarterly Distribution Date and annually thereafter, each holder of a Claim previously allowed in a Division of Class 11 will receive an additional distribution from the applicable Unsecured Claims Reserve on account of such Claim in an amount equal to: (i) the amount of New Common Stock and New Warrants that such holder would have been entitled to receive pursuant to Section VI.H.2.a as if such Claim had become an Allowed Claim on the applicable Quarterly Distribution Date, minus, in each case, (ii) the aggregate amount of New Common Stock and New Warrants previously distributed on account of such Claim. Each such additional distribution also will include, on the basis of the amount then being distributed (i) a Pro Rata share of any dividends or other distributions made on account of the New Common Stock held in the applicable Unsecured Claims Reserve and (ii) a Pro Rata share of the related Cash Investment Yield from the investment of any cash dividends and other distributions in the Unsecured Claims Reserve, from the date such cash was deposited into the Unsecured Claims Reserve to the date that such distribution is made.

         3.       DISTRIBUTIONS OF NEW EQUITY

                  Notwithstanding any other provision of the Plan, only whole numbers of shares of New Common Stock and New Warrants exercisable to purchase whole numbers of shares of New Common Stock will be issued. When any distribution on account of an Allowed Claim or an Allowed Interest would otherwise result in the issuance of a number of shares of New Common Stock that is not a whole number or New Warrants exercisable to purchase a number of shares of New Common Stock that is not a whole number, the number of shares of such stock will be rounded to the next higher or lower whole number as follows: (a) fractions equal to or greater than 1/2 will be rounded to the next higher whole number and (b) fractions less than 1/2 will be rounded to the next lower whole number. The total number of shares of New Common Stock to be distributed or shares of New Common Stock issuable upon exercise of such New Warrants on account of Allowed Claims and Allowed Interests will be adjusted as necessary to account for the rounding provided for in this Section VI.H.3. No consideration will be provided in lieu of fractional shares that are rounded down.

         4.       DE MINIMIS DISTRIBUTIONS

                  No Disbursing Agent will distribute cash to the holder of an Allowed Claim in an impaired Class if the amount of cash to be distributed on account of such Claim is less than $25. Any holder of an Allowed Claim on account of which the amount of cash to be distributed is less than $25 will have its claim for such distribution discharged and will be forever barred from asserting any such claim against the Reorganized Debtors or their respective property. Any cash not distributed pursuant to this Section VI.H.4 with respect to Claims in a Class other than Class 11 will be the property of Reorganized LGII, free of any restrictions thereon, and any such cash held by a Third Party Disbursing Agent will be returned to Reorganized LGII. Any cash not distributed pursuant to this Section VI.H.4 with respect to Allowed Claims in a Division of Class 11, including dividends or other distributions made on account of New Common Stock held in an Unsecured Claims Reserve, will be retained in the applicable Unsecured Claims Reserve for redistribution Pro Rata to holders of Allowed Claims in the applicable Division of Class 11, pursuant to Section VI.H.2.b. For purposes of this redistribution, each Allowed Claim in Class 11 for which distributions are less than $25 will have its claim for such distribution discharged and will be forever barred from asserting any such claim against the Unsecured Claims Reserve or otherwise.

         5.       COMPLIANCE WITH TAX REQUIREMENTS

                  a. In connection with the Plan, to the extent applicable, each Disbursing Agent will comply with all Tax withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to the Plan will be subject to such withholding and reporting requirements. Each Disbursing Agent will be authorized to take any actions that may be necessary or appropriate to comply with such withholding and reporting requirements.

                  b. Notwithstanding any other provision of the Plan, each entity receiving a distribution of cash, New Five-Year Secured Notes, New Two-Year Unsecured Notes, New Seven-Year Unsecured Notes, New Unsecured Subordinated Convertible Notes, New Common Stock, New Warrants or interests in the Liquidating Trust pursuant to the Plan will have sole and exclusive responsibility for the satisfaction and payment of any Tax obligations imposed on it by any governmental unit on account of such distribution, including income, withholding and other Tax obligations.

I.       SETOFFS

                  Except with respect to claims of a Debtor or Reorganized Debtor released pursuant to the Plan or any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan, the Reorganized Debtors or, as instructed by the applicable Reorganized Debtor or its successor, a Third Party Disbursing Agent may, pursuant to section 553 of the Bankruptcy Code or applicable nonbankruptcy law, set off against any Allowed Claim and the distributions to be made pursuant to the Plan on account of such Claim (before any distribution is made on account of such Claim) the claims, rights and causes of action of any nature that the applicable Debtor or Reorganized Debtor or its successor may hold against the holder of such Allowed Claim; provided, however, that neither the failure to effect a setoff nor the allowance of any Claim hereunder will constitute a waiver or release by the applicable Debtor or Reorganized Debtor or its successor of any claims, rights and causes of action that the Debtor or Reorganized Debtor or its successor may possess against such a Claim holder.

J.       SURRENDER OF CANCELED INSTRUMENTS OR SECURITIES

                  As a condition precedent to receiving any distribution pursuant to the Plan on account of an Allowed Claim or Allowed Interest evidenced by the notes, instruments, securities or other documentation canceled pursuant to Section IV.I, the holder of such Claim or Interest must tender, as specified in this Section VI.J, the applicable notes, instruments, securities or other documentation evidencing such Claim or Interest to the applicable Disbursing Agent, together with any letter of transmittal required by such Disbursing Agent. Pending such surrender, any distributions pursuant to the Plan on account of any such Claim or Interest will be treated as an undeliverable distribution pursuant to Section VI.E.2.

         1.       TENDER OF PUBLIC NOTES

                  Except as provided in Section VI.J.2 for lost, stolen, mutilated or destroyed Public Notes or as otherwise provided herein, each holder of an Allowed Public Note Claim shall surrender such certificated security to the respective Indenture Trustee by mail, in person, electronically or by other means acceptable to such Indenture Trustee for cancellation. All surrendered Public Notes will be marked as canceled and delivered to the appropriate Reorganized Debtor. Surrender of a global certificate held in the name of Cede & Co. Inc. shall constitute surrender for the purposes of this provision.

         2.       LOST, STOLEN, MUTILATED OR DESTROYED NOTES

                  Any holder of an Allowed Public Note Claim with respect to which the underlying Public Note has been lost, stolen, mutilated or destroyed must, in lieu of surrendering such Public Note, deliver to the applicable Indenture Trustee (a) evidence satisfactory to the Indenture Trustee of the loss, theft, mutilation or destruction and (b) such security or indemnity as may be required by the Indenture Trustee to hold the Indenture Trustee and the Reorganized Debtors, as applicable, harmless from any damages, liabilities or costs incurred in treating such individual as a holder of a Public Note. Upon compliance with this Section VI.J.2 by a holder of an Allowed Public Note Claim, such holder will, for all purposes under the Plan, be deemed to have surrendered the applicable Public Note.

         3.       FAILURE TO SURRENDER PUBLIC NOTES

                  Any holder of an Allowed Public Note Claim that fails to surrender or be deemed to have surrendered the applicable Public Notes within two years after the Effective Date will have its right to distributions pursuant to the Plan on account of such Public Note Claim discharged and will be forever barred from asserting any such Claim against the Reorganized Debtors or their respective property. In such case, any cash, New Five-Year Secured Notes, New Two-Year Unsecured Notes, New Seven-Year Unsecured Notes or New Common Stock held for distribution on account of such Public Note Claim will be treated pursuant to the provisions set forth in Section VI.E.2.c.

         4.       OTHER NOTES

                  Except as otherwise provided in this Section VI.J, holders of Allowed Claims will be required to tender any notes evidencing such Claims or, if not evidenced by a note, any other instrument evidencing their respective Allowed Claims to the applicable Disbursing Agent as and when such entities receive distributions under the Plan. If any such entity's notes or other instruments evidencing its Allowed Claims are lost, stolen, mutilated or destroyed, such entity will be required, in lieu of surrendering such note or other instrument, to deliver to the applicable Disbursing Agent (a) evidence satisfactory to the Disbursing Agent of the loss, theft, mutilation or destruction and (b) such security or indemnity as may be required by the Disbursing Agent to hold the Disbursing Agent and the Reorganized Debtors, as applicable, harmless from any damages, liabilities or costs incurred in treating such individual as the holder of such Claims.

                                  ARTICLE VII

                    PROCEDURES FOR RESOLVING DISPUTED CLAIMS

A.       PROSECUTION OF OBJECTIONS TO CLAIMS

         1.       OBJECTIONS TO CLAIMS

                  All objections to Claims must be Filed and served on the holders of such Claims by the Claims Objection Bar Date, and, if Filed prior to the Effective Date, such objections will be served on the parties on the then-applicable service list in the Reorganization Cases. If an objection has not been Filed to a proof of Claim or a scheduled Claim by the Claims Objection Bar Date, the Claim to which the proof of Claim or scheduled Claim relates will be treated as an Allowed Claim if such Claim has not been allowed earlier. An objection is deemed to have been timely Filed as to all Tort Claims, thus making each such Claim a Disputed Claim as of the Claims Objection Bar Date. Each such Tort Claim will remain a Disputed Claim until it becomes an Allowed Claim in accordance with
Section I.A.4. As of the Effective Date, the Debtors will be deemed to have waived any and all objections to the Allowed CTA Note claims in the amounts listed on Exhibit III.C, all of which Claims in such amounts will be treated as Allowed Claims for all purposes of the Plan.

         2.       AUTHORITY TO PROSECUTE OBJECTIONS

                  After the Confirmation Date, only the Debtors or the Reorganized Debtors or their successors will have the authority to File, settle, compromise, withdraw or litigate to judgment objections to Claims, including pursuant to any alternative dispute resolution or similar procedures previously or hereafter approved by the Bankruptcy Court. After the Effective Date, the Reorganized Debtors or their successors may settle or compromise any Disputed Claim without approval of the Bankruptcy Court.

B.       TREATMENT OF DISPUTED CLAIMS

                  Notwithstanding any other provisions of the Plan, no payments or distributions will be made on account of a Disputed Claim until such Claim becomes an Allowed Claim. In lieu of distributions under the Plan to holders of Disputed Claims in Class 11, if allowed, the applicable Unsecured Claims Reserve will be established on the Effective Date to hold property for the benefit of these Claim holders, as well as holders of Allowed Claims in that Division of Class 11. Reorganized LGII will fund each Unsecured Claims Reserve with New Common Stock and New Warrants, as described in Section VI.D.1.

C.       DISTRIBUTIONS ON ACCOUNT OF DISPUTED CLAIMS ONCE ALLOWED

                  On each Quarterly Distribution Date, the applicable Disbursing Agent will make all distributions on account of any Disputed Claim that has become an Allowed Claim during the preceding calendar quarter. Such distributions will be made pursuant to the provisions of the Plan governing the applicable Class, including the incremental distribution provisions set forth in
Section VI.H.2.

D.       TAX REQUIREMENTS FOR INCOME GENERATED BY UNSECURED CLAIMS RESERVE

                  The recovery of holders of Allowed Claims in a Division of Class 11 consists of the treatment set forth herein and the post-Effective Date interest on the cash portion of distributions in respect of such Claims, if any, at a rate determined by the Cash Investment Yield. Therefore, the Reorganized Debtors and the holders of all Allowed Claims in a Division of Class 11 will treat cash distributions of the Cash Investment Yield as interest for all income Tax purposes, and the applicable Reorganized Debtor will cause such information returns to be issued to such holders consistent with this treatment as may be required by any governmental unit. The applicable Reorganized Debtor will include in its Tax returns all items of income, deduction and credit of the particular Unsecured Claims Reserve; provided, however, that no distribution will be made to the applicable Reorganized Debtor out of the Unsecured Claims Reserves as a result of this inclusion. The applicable Disbursing Agent will pay, or cause to be paid, out of the funds held in the applicable Unsecured Claims Reserve, any Tax imposed on the Unsecured Claims Reserve (as opposed to the applicable Reorganized Debtor or the holders of Allowed Claims in a Division of Class 11) by any governmental unit with respect to income generated by the funds and New Common Stock held in a Division of Unsecured Claims Reserve. The applicable Disbursing Agent also will file or cause to be filed any Tax or information return related to the applicable Unsecured Claims Reserve that is required by any governmental unit.

                                  ARTICLE VIII

                    SUBSTANTIVE CONSOLIDATION OF THE DEBTORS

                  The Debtors reserve the right to seek approval of the Bankruptcy Court for the substantive consolidation of some or all of the Debtors for the purpose of implementing the Plan, including for purposes of voting, Confirmation and distributions to be made under the Plan.

                                   ARTICLE IX

                      CONDITIONS PRECEDENT TO CONFIRMATION
                          AND CONSUMMATION OF THE PLAN

A.       CONDITIONS TO CONFIRMATION

                  The Bankruptcy Court will not enter the Confirmation Order unless and until the following conditions have been satisfied or duly waived pursuant to Section IX.C:

         1. The Confirmation Order shall be reasonably acceptable in form and substance to the Debtors.

         2. The Debtors shall have received a commitment for the Exit Financing Revolving Credit Facility from the Exit Financing Facility Agent Bank on terms and conditions satisfactory to the Debtors.

         3. The Plan shall not have been amended, altered or modified from the Plan as Filed on June 29, 2001, unless such amendment, alteration or modification is in form and substance reasonably satisfactory to the Debtors.

         4. The Bankruptcy Court shall have entered an order (contemplated to be part of the Confirmation Order) approving and authorizing pursuant to Bankruptcy Rule 9019 the settlement of the CTA Issue and other issues relating to the CTA Note Claims embodied in this Plan and providing for the dismissal of all claims in Adversary Proceeding No. 00-01181 pending before the Bankruptcy Court.

         5. The Confirmation Order shall provide that: (a) the treatment in the Plan of CTA Note Claims is fair, reasonable, and adequate in light of the litigation risks confronting Indenture Trustees and holders of CTA Note Claims in Adversary Proceeding No. 00-01181 pending before the Bankruptcy Court; (b) the decisions of certain holders of CTA Note Claims to accept the Plan under which their CTA Note Claims are not treated on a pari passu basis with the CTA Note Claims of certain other holders of such CTA Note Claims were appropriate and reasonable in light of the litigation risks that they faced in Adversary Proceeding No. 00-01181; and (c) Reserved CTA Claims of any holder of a CTA Note Claim shall in no way be prejudiced or adversely affected by virtue of the fact that any holder of any such claim voted in favor of the Plan, did not challenge the treatment of its Claim or its recovery under the Plan, did not pursue to conclusion its claims or defenses in Adversary Proceeding No. 00-01181 pending before the Bankruptcy Court, or otherwise did not fully pursue any rights that it may have had with respect to its CTA Note Claim before the Bankruptcy Court.

B.       CONDITIONS TO THE EFFECTIVE DATE

                  The Effective Date will not occur and the Plan will not be consummated unless and until each of the following conditions have been satisfied or duly waived pursuant to Section IX.C:

         1. The documents effectuating the Exit Financing Revolving Credit Facility shall have been executed and delivered by Reorganized LGII and the Exit Financing Facility Agent Bank.

         2. The Plan shall not have been amended, altered or modified from the Plan as Filed on June 29, 2001, unless such amendment, alteration or modification is, and all Exhibits to the Plan are, in form and substance reasonably satisfactory to the Debtors.

         3. Each of the New Five-Year Secured Notes Indenture (if any New Five-Year Secured Notes will be issued pursuant to the Plan), the New Two-Year Unsecured Notes Indenture (if any New Two-Year Unsecured Notes will be issued pursuant to the Plan), the New Seven-Year Unsecured Notes Indenture and the New Unsecured Subordinated Convertible Notes Indenture shall have been qualified under the Trust Indenture Act of 1939, as amended.

         4. The New Common Stock shall have been registered under the Exchange Act pursuant to either a Form 8-A Registration Statement or a Form 10 Registration Statement that has become effective under the Exchange Act.

         5. The shares of New Common Stock to be issued pursuant to the Plan shall have been designated as Nasdaq National Market securities by The Nasdaq Stock Market, Inc. or authorized for listing on or accepted for quotation through a National Securities Exchange subject to official notice of issuance.

         6. The Bankruptcy Court shall have entered an order (contemplated to be part of the Confirmation Order) approving and authorizing the Debtors and the Reorganization Debtors to take all actions necessary or appropriate to implement the Plan in form and substance acceptable to the Debtors, including completion of the Restructuring Transactions and the other transactions contemplated by the Plan and the implementation and consummation of the contracts, instruments, releases and other agreements or documents entered into or delivered in connection with the Plan.

         7. The CCAA Order shall be reasonably acceptable in form and substance to the Debtors and shall have been entered and become a Final Order.

         8. The adversary proceedings listed on Exhibit IX.B.8 will have been dismissed with prejudice.

         9. The board of directors of LGII shall have approved, for purposes of
Section 203 of the General Corporation Law of the State of Delaware: (a) the issuance pursuant to the Plan of New Common Stock to any person or entity that will become the owner of 15% or more of the outstanding New Common Stock as a result of such issuance and (b) any issuance to any person or entity that will become the owner of 12% or more but less than 15% of the outstanding New Common Stock as a result of the issuance pursuant to the Plan of New Common Stock which causes such person or entity to become the owner of 15% or more of the outstanding New Common Stock.

C.       WAIVER OF CONDITIONS TO CONFIRMATION OR THE EFFECTIVE DATE

                  The conditions to Confirmation set forth in Section IX.A and the conditions to the Effective Date set forth in Section IX.B may be waived in whole or part by the Debtors at any time without an order of the Bankruptcy Court with the consent of the Principal CTA Creditors and the Creditors' Committee or otherwise pursuant to an order of the Bankruptcy Court; provided, however, that the conditions of Sections IX.A.4 and IX.A.5 may only be waived pursuant to an order of the Bankruptcy Court.

D.       EFFECT OF NONOCCURRENCE OF CONDITIONS TO THE EFFECTIVE DATE

                  If each of the conditions to the Effective Date is not satisfied or duly waived in accordance with Section IX.C, then upon motion by the Debtors made before the time that each of such conditions has been satisfied or duly waived and upon notice to such parties in interest as the Bankruptcy Court may direct, the Confirmation Order will be vacated by the Bankruptcy Court; provided, however, that, notwithstanding the Filing of such motion, the Confirmation Order may not be vacated if each of the conditions to the Effective Date is either satisfied or duly waived before the Bankruptcy Court enters an order granting such motion. If the Confirmation Order is vacated pursuant to this Section IX.D: (1) the Plan will be null and void in all respects, including with respect to (a) the discharge of Claims and termination of Interests pursuant to section 1141 of the Bankruptcy Code and (b) the assumptions, assignments or rejections of Executory Contracts and Unexpired Leases pursuant to Sections V.A and V.C; and (2) nothing contained in the Plan will (a) constitute a waiver or release of any claims by or against, or any Interest in, the Debtors or (b) prejudice in any manner the rights of the Debtors or any other party in interest.

                                   ARTICLE X

                                    CRAMDOWN

                  The Debtors request Confirmation under section 1129(b) of the Bankruptcy Code with respect to: (a) any impaired Class or Division of Class 11 that does not accept the Plan pursuant to section 1126 of the

Bankruptcy Code; and (b) any Class that is deemed to have not accepted the Plan pursuant to section 1126(g) of the Bankruptcy Code. The Debtors reserve the right to modify the Plan to the extent, if any, that Confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification.

                                   ARTICLE XI

                       DISCHARGE, TERMINATION, INJUNCTION
                            AND SUBORDINATION RIGHTS

A.       DISCHARGE OF CLAIMS AND TERMINATION OF INTERESTS

         1. Except as provided in the Plan or in the Confirmation Order, the rights afforded under the Plan and the treatment of Claims and Interests under the Plan will be in exchange for and in complete satisfaction, discharge and release of all Claims and termination of all Interests arising on or before the Effective Date, including any interest accrued on Claims from the Petition Date. Except as provided in the Plan or in the Confirmation Order, Confirmation will, as of the Effective Date: (a) discharge the Debtors from all Claims or other debts that arose on or before the Effective Date, and all debts of the kind specified in section 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not (i) a proof of Claim based on such debt is Filed or deemed Filed pursuant to section 501 of the Bankruptcy Code, (ii) a Claim based on such debt is allowed pursuant to section 502 of the Bankruptcy Code or (iii) the holder of a Claim based on such debt has accepted the Plan; and (b) terminate all Interests and other rights of equity security holders in the Debtors.

         2. In accordance with the foregoing, except as provided in the Plan or the Confirmation Order, as of the Effective Date, the Confirmation Order will be a judicial determination of a discharge of all Claims and other debts and liabilities against the Debtors and a termination of all Interests and other rights of equity security holders in the Debtors, pursuant to sections 524 and 1141 of the Bankruptcy Code, and such discharge will void any judgment obtained against a Debtor at any time, to the extent that such judgment relates to a discharged Claim or terminated Interest.

B.       INJUNCTIONS

         1. Except as provided in the Plan or the Confirmation Order, as of the Effective Date, all entities that have held, currently hold or may hold a Claim or other debt or liability that is discharged or an Interest or other right of an equity security holder that is terminated pursuant to the terms of the Plan will be permanently enjoined from taking any of the following actions on account of any such discharged Claims, debts or liabilities or terminated Interests or rights: (a) commencing or continuing in any manner any action or other proceeding against the Debtors, the Reorganized Debtors or their respective property, other than to enforce any right pursuant to the Plan to a distribution; (b) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Debtors, the Reorganized Debtors or their respective property, other than as permitted pursuant to (a) above; (c) creating, perfecting or enforcing any lien or encumbrance against the Debtors, the Reorganized Debtors or their respective property; (d) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtors or the Reorganized Debtors; and (e) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan.

         2. As of the Effective Date, all entities that have held, currently hold or may hold any claims, demands, rights, causes of action or liabilities that are released, waived or discharged pursuant to the Plan, including pursuant to Section IV.F or the Confirmation Order, will be permanently enjoined from taking any action against any released person or entity or its property on account of such released, waived or discharged claims, demands, rights, causes of action or liabilities: (a) commencing or continuing in any manner any action or other proceeding; (b) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (c) creating, perfecting or enforcing any lien or encumbrance; (d) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to any released entity; and (e) commencing or continuing any action, in any manner, in any place that does not comply with or is inconsistent with the provisions of the Plan or Confirmation Order.

         3. In the event an action, suit or proceeding is brought against a person or entity in respect to a claim, demand, right, cause of action or other matter in respect to which such person or entity has been released, waived or discharged under the Plan, including Section IV.F, or the Confirmation Order, the reasonable attorneys' fees and costs of such person or entity in successfully defending such action, suit or proceeding will be paid by the party or parties commencing such action, suit or proceeding and, as a condition to going forward with such action, suit, or proceeding at the outset thereof, the party or parties commencing such action, suit or proceeding shall be required to provide adequate assurance of their capacity to make such payment of reasonable attorneys' fees and costs.

         4. By accepting distributions pursuant to the Plan, each holder of an Allowed Claim or Allowed Interest receiving distributions pursuant to the Plan will be deemed to have specifically consented to the injunctions and other provisions set forth in this Section XI.B.

C. TERMINATION OF SUBORDINATION RIGHTS AND SETTLEMENT OF RELATED CLAIMS AND CONTROVERSIES

         1. The classification and manner of satisfying all Claims and Interests under the Plan take into consideration all subordination rights, whether arising under general principles of equitable subordination, contract, section 510(c) of the Bankruptcy Code or otherwise, that a holder of a Claim or Interest may have against other Claim or Interest holders with respect to any distribution made pursuant to the Plan. All subordination rights that a holder of a Claim or Interest may have with respect to any distribution to be made pursuant to the Plan will be discharged and terminated, and all actions related to the enforcement of such subordination rights will be permanently enjoined. Accordingly, distributions pursuant to the Plan to holders of Allowed Claims or Allowed Interests will not be subject to payment to a beneficiary of such terminated subordination rights or to levy, garnishment, attachment or other legal process by a beneficiary of such terminated subordination rights.

         2. Pursuant to Bankruptcy Rule 9019 and in consideration for the distributions and other benefits provided under the Plan, the provisions of the Plan will constitute a good faith compromise and settlement of all claims or controversies relating to the subordination rights that a holder of a Claim or Interest may have with respect to any Allowed Claim or Allowed Interest or any distribution to be made pursuant to the Plan on account of any Allowed Claim or Allowed Interest. The entry of the Confirmation Order will constitute the Bankruptcy Court's approval, as of the Effective Date, of the compromise or settlement of all such claims or controversies and the Bankruptcy Court's finding that such compromise or settlement is in the best interests of the Debtors, the Reorganized Debtors and their respective property and Claim and Interest holders and is fair, equitable and reasonable.

                                  ARTICLE XII

                            RETENTION OF JURISDICTION

                  Notwithstanding the entry of the Confirmation Order and the occurrence of the Effective Date, the Bankruptcy Court will retain such jurisdiction over the Reorganization Cases after the Effective Date as is legally permissible, including jurisdiction to:

         1. Allow, disallow, determine, liquidate, classify, estimate or establish the priority or secured or unsecured status of any Claim or Interest, including: (a) the resolution of any request for payment of any Administrative Claim; (b) the resolution of any objections to the allowance, priority or classification of Claims or Interests; (c) the approval of the Indenture Trustees' or CTA Trustee's fees and expenses pursuant to Section III.E; and (d) the approval of the Substantial Contribution Claims pursuant to Section III.F;

         2. Grant or deny any applications for allowance of compensation or reimbursement of expenses authorized pursuant to the Bankruptcy Code or the Plan for periods ending on or before the Effective Date;

         3. Resolve any matters related to the assumption, assumption and assignment or rejection of any Executory Contract or Unexpired Lease to which any Debtor is a party or with respect to which any Debtor or Reorganized Debtor may be liable and to hear, determine and, if necessary, liquidate any Claims arising therefrom, including any Cure Amount Claims;

         4. Resolve any matters related to the Disposition Properties;

         5. Ensure that distributions to holders of Allowed Claims are accomplished pursuant to the provisions of the Plan;

         6. Decide or resolve any motions, adversary proceedings, contested or litigated matters and any other matters, including the Retained Claims, and the Recovery Actions to the extent not released hereunder, and grant or deny any applications involving the Debtors that may be pending on the Effective Date or brought thereafter;

         7. Enter such orders as may be necessary or appropriate to implement or consummate the provisions of the Plan and all contracts, instruments, releases and other agreements or documents entered into or delivered in connection with the Plan, the Disclosure Statement or the Confirmation Order;

         8. Resolve any cases, controversies, suits or disputes that may arise in connection with the consummation, interpretation or enforcement of the Plan or any contract, instrument, release or other agreement or document that is entered into or delivered pursuant to the Plan or any entity's rights arising from or obligations incurred in connection with the Plan or such documents;

         9. Modify the Plan before or after the Effective Date pursuant to section 1127 of the Bankruptcy Code; modify the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan, the Disclosure Statement or the Confirmation Order; or remedy any defect or omission or reconcile any inconsistency in any Bankruptcy Court order, the Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document entered into, delivered or created in connection with the Plan, the Disclosure Statement or the Confirmation Order, in such manner as may be necessary or appropriate to consummate the Plan;

         10. Issue injunctions, enforce the injunctions contained in the Plan and the Confirmation Order, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any entity with consummation, implementation or enforcement of the Plan or the Confirmation Order;

         11. Enter and implement such orders as are necessary or appropriate if the Confirmation Order is for any reason or in any respect modified, stayed, reversed, revoked or vacated or distributions pursuant to the Plan are enjoined or stayed;

         12. Determine any other matters that may arise in connection with or relate to the Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan, the Disclosure Statement or the Confirmation Order;

         13.      Enter a final decree closing the Reorganization Cases; and

         14. Determine matters concerning state, local and federal Taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code, including any Disputed Claims for Taxes.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

A.       DISSOLUTION OF THE CREDITORS' COMMITTEE

                  On the Effective Date, the Creditors' Committee will dissolve and the members of the Creditors' Committee will be released and discharged from all duties and obligations arising from or related to the Reorganization Cases. The Professionals retained by the Creditors' Committee and the members thereof will not be entitled to assert any Fee Claim for any services rendered or expenses incurred after the Effective Date, except for services rendered and expenses incurred in connection with any applications for allowance of compensation and reimbursement of expenses pending on the Effective Date or Filed and served after the Effective Date pursuant to Section III.A.1.f.ii.A and in connection with any appeal of the Confirmation Order.

B.       LIMITATION OF LIABILITY

                  The Debtors, the Reorganized Debtors and their respective directors, officers, employees and professionals, acting in such capacity, and the Creditors' Committee and its members and professionals will neither have nor incur any liability to any entity for any act taken or omitted to be taken in connection with or related to the formulation, preparation, dissemination, implementation, Confirmation or consummation of the Plan, the Disclosure Statement or any contract, instrument, release or other agreement or document created or entered into, or any other act taken or omitted to be taken, in connection with the Plan; provided, however, that the foregoing provisions of this Section XIII.B will have no effect on: (1) the liability of any entity that would otherwise result from the failure to perform or pay any obligation or liability under the Plan or any contract, instrument, release or other agreement or document to be entered into or delivered in connection with the Plan; or (2) the liability of any entity that would otherwise result from any such act or omission to the extent that such act or omission is determined in a Final Order to have constituted gross negligence or willful misconduct.

C.       MODIFICATION OF THE PLAN

                  Subject to the restrictions on modifications set forth in
section 1127 of the Bankruptcy Code, the Debtors or the Reorganized Debtors, as applicable, reserve the right to alter, amend or modify the Plan before its substantial consummation.

D.       REVOCATION OF THE PLAN

                  The Debtors reserve the right to revoke or withdraw the Plan as to any or all of the Debtors prior to the Confirmation Date. If the Debtors revoke or withdraw the Plan as to any or all of the Debtors, or if Confirmation as to any or all of the Debtors does not occur, then, with respect to such Debtors, the Plan will be null and void in all respects, and nothing contained in the Plan will: (1) constitute a waiver or release of any claims by or against, or any Interests in, such Debtors; or (2) prejudice in any manner the rights of any Debtors or any other party.

E.       SEVERABILITY OF PLAN PROVISIONS

                  If, prior to Confirmation, any term or provision of the Plan is held by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court will have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision then will be applicable as altered or interpreted; provided, however, that any such alteration or interpretation must be in form and substance acceptable to the Debtors. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan will remain in full force and effect and will in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order will constitute a judicial determination and will provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

F.       SUCCESSORS AND ASSIGNS

                  The rights, benefits and obligations of any entity named or referred to in the Plan will be binding on, and will inure to the benefit of, any heir, executor, administrator, successor or assign of such entity.

G.       SERVICE OF CERTAIN PLAN EXHIBITS AND DISCLOSURE STATEMENT EXHIBITS

                  Because the Exhibits to the Plan are voluminous, the Exhibits are not being served with copies of the Plan and the Disclosure Statement. Any party in interest may review the Plan Exhibits during normal business hours (9:00 a.m. to 4:30 p.m., local time) in the Document Reviewing Centers.

H.       SERVICE OF DOCUMENTS

                  Any pleading, notice or other document required by the Plan or Confirmation Order to be served on or delivered to the Debtors, the Reorganized Debtors or the Creditors' Committee must be sent by overnight delivery service, facsimile transmission, courier service or messenger to:

         1.       The Debtors and the Reorganized Debtors:

                  Bradley D. Stam, Esq.
                  Senior Vice President -- Legal and Asset Management THE LOEWEN GROUP INC.
                  2225 Sheppard Avenue East
                  Atria North III, 11th Floor
                  Toronto, Ontario
                  Canada  M2J 5C2
                  Fax:  (416) 498-2466

                  -and -

                  Richard M. Cieri, Esq.
                  Michelle M. Morgan, Esq.
                  JONES, DAY, REAVIS & POGUE
                  North Point
                  901 Lakeside Avenue
                  Cleveland, Ohio  44114
                  Fax:  (216) 579-0212

                  Henry L. Gompf, Esq.
                  Gregory M. Gordon, Esq.
                  JONES, DAY, REAVIS & POGUE
                  2727 North Harwood
                  Dallas, Texas  75201
                  Fax:  (214) 969-5100

                  (Counsel to the Debtors and Reorganized Debtors)

         2.       The Creditors' Committee:

                  Evan D. Flaschen, Esq.
                  BINGHAM DANA LLP
                  One State Street
                  Hartford, Connecticut  06103
                  Fax:  (860) 240-2800

                  (Counsel to the Creditors' Committee)

         3.       The United States Trustee:

                  Patricia A. Staiano, Esq.
                  OFFICE OF THE UNITED STATES TRUSTEE
                  950 Curtis Center West
                  601 Walnut Street
                  Philadelphia, Pennsylvania  19106
                  Fax:  (215) 597-5795

Dated:  June 29, 2001     Respectfully submitted,


                          LOEWEN GROUP INTERNATIONAL, INC.


                          By:          /s/ Bradley D. Stam
                              --------------------------------------------------
                              Name:    Bradley D. Stam
                              Title:   Senior Vice President, Legal & Asset
                                       Management


                          THE LOEWEN GROUP INC., on its own behalf and on behalf of each of the Loewen Subsidiary Debtors

                          By:          /s/ Bradley D. Stam
                              --------------------------------------------------
                              Name:    Bradley D. Stam
                              Title:   Senior Vice President, Legal & Asset
                                       Management


COUNSEL:

WILLIAM H. SUDELL, JR. (DE 463)
ROBERT J. DEHNEY (DE 3578)
MORRIS, NICHOLS, ARSHT & TUNNELL
1201 North Market Street
Wilmington, Delaware  19899-1347
(302) 658-9200

RICHARD M. CIERI (OH 0032464)
MICHELLE M. MORGAN (OH 0064833)
JONES, DAY, REAVIS & POGUE
North Point
901 Lakeside Avenue
Cleveland, Ohio 44114
(216) 586-3939

HENRY L. GOMPF (TX 08116400)
GREGORY M. GORDON (TX 08435300)
JONES, DAY, REAVIS & POGUE
2727 North Harwood
Dallas, Texas  75201
(214) 220-3939

ATTORNEYS FOR DEBTORS AND DEBTORS IN POSSESSION